UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number
811-05542

Name of Fund:	BlackRock Income Trust, Inc. (BKT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income Trust, Inc.,
55 East 52
nd
Street, New York, NY 10055
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2022
Date of reporting period: 06/30/2022

Item 1 –	Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Debt Strategies Fund, Inc. (DSU)
BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
BlackRock Income Trust, Inc. (BKT)
BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA), BlackRock Income Trust, Inc.’s (BKT) and BlackRock Limited Duration Income Trust’s (BLW) (collectively, the “Funds” or individually, a “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

DSU	$0.290020	$—	$—	$0.012480		$0.302500	96%	—%	—%	4%	100%
FRA	0.315017	—	—	0.018483		0.333500	94	—	—	6	100
BKT	0.095496	—	—	0.071504		0.167000	57	—	—	43	100
BLW	0.461596	—	—	0.028904		0.490500	94	—	—	6	100

(a)
Each Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at
blackrock.com
.
Section 19(b) Disclosure
BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) and BlackRock Limited Duration Income Trust’s (BLW) (collectively, the “Funds” or individually, a “Fund”), acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Funds currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

DSU	$0.0605
FRA	0.0667
BLW	0.0981
The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BLW’s prospectus for a more complete description of the Fund’s risks.
Managed Distribution Plan
BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $0.0294 per share on a monthly basis.
The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is

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Supplemental Information
(unaudited)
(continued)

expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BKT’s prospectus for a more complete description of BKT’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review
Dear Shareholder,
The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.
The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.
Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.
Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000 ® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Fund Summary as of June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Investment Objective
BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”)
primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($9.14) (a)	7.94%
Current Monthly Distribution per Common Share (b)	$0.0605
Current Annualized Distribution per Common Share (b)	$0.7260
Leverage as of June 30, 2022 (c)	32%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$9.14	$11.70	(21.88)%	$11.75	$8.88
Net Asset Value	10.21	11.56	(11.68)	11.62	10.21
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	(8.97)%	(6.85)%	3.16%	5.78%
Fund at Market Price (a)(b)	(19.48)	(14.65)	2.77	4.54

Reference Benchmark (c)	(9.43)	(7.87)	2.52	4.12
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (d)	(14.19)	(12.82)	2.09	4.47
S&P/LSTA Leveraged Loan Index (e)	(4.55)	(2.78)	2.91	3.74

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Floating rate loan interest lost ground in the first half of 2022. Loans’ floating-rate feature was a beneficial attribute when rates were rising in the first quarter 2022 but inflation and recession fears hit all asset classes in the second half of the period. In this environment, no ratings category contributed to absolute performance and virtually all sectors finished with negative returns. High yield bonds also suffered losses for the period.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2022 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

B rated issues were the largest detractor within the Fund, followed by BBs and CCCs. With respect to sectors, technology, health care and cable & satellite were the main detractors.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe recent portfolio activity.
The Fund reduced its allocation to high yield bonds and collateralized loan obligations. Sector positioning remained broadly consistent over the past several quarters, reflecting the investment adviser’s focus on individual security selection. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.
Describe portfolio positioning at period end.
The Fund remained predominately invested in floating rate loan interest with the rest of the portfolio primarily invested in high yield bonds. The Fund’s largest sector positions were in technology, consumer cyclical services and health care, while it had lower weightings in refining, natural gas and railroads. From a credit rating perspective, the Fund continued to emphasize B rated issues, followed by BBs and CCCs. The Fund also held a smaller in position in BBB rated debt.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/22

Floating Rate Loan Interests	84.8%
Corporate Bonds	14.4
Other*	0.8

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

A	—%	(c)
BBB/Baa	4.5
BB/Ba	28.1
B	58.6
CCC/Caa	7.3
N/R	1.5

(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1% of total investments.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

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Fund Summary as of June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Investment Objective
BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”)
investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($11.39) (a)	7.03%
Current Monthly Distribution per Common Share (b)	$0.0667
Current Annualized Distribution per Common Share (b)	$0.8004
Leverage as of June 30, 2022 (c)	32%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$11.39	$13.43	(15.19)%	$13.90	$11.01
Net Asset Value	12.46	13.85	(10.04)	13.97	12.46
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	(7.58)%	(5.44)%	2.90%	4.72%
Fund at Market Price (a)(b)	(12.88)	(8.60)	2.27	4.02

S&P/LSTA Leveraged Loan Index (c)	(4.55)	(2.78)	2.91	3.74

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Floating rate loan interest lost ground in the first half of 2022. Although their floating rate feature was a positive attribute at a time of rising rates, the benefit was offset by a broad-based decline in higher-risk segments of the bond market. In this environment, no ratings category contributed on an absolute basis. The oil field services sector delivered a gain, but all other market segments posted negative returns. High yield bonds also suffered losses in the semi-annual period.

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2022 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

B rated issues were the largest detractor within the Fund, followed by BBs and CCCs. From a sector perspective, technology, health care and building materials were the main detractors.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe recent portfolio activity.
The Fund maintained an underweight in BB and B rated securities, and it was slightly overweight in CCCs. The investment adviser increased the portfolio’s overall credit quality due to expectations for continued near-term volatility, raising its weighting in BBs while modestly decreasing its allocations to Bs and CCCs. The average price of the Fund’s CCC holdings was $87 at the close of the period, versus $81 for the CCCs in the benchmark. The investment adviser believed this helped illustrate the importance of selectivity within rating categories.
Sector weightings have remained broadly consistent over the past few quarters, which can be attributed to the investment adviser’s emphasis on individual security selection. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets to manage its positioning.
Describe portfolio positioning at period end.
B rated loans were the Fund’s largest position, followed by BBs and CCCs. Its largest sector allocations included technology, health care and consumer cyclicals, while natural gas, railroads, and refining were its most notable underweights.
The investment adviser had a bias toward larger loan tranches of $1 billion and above, and it maintained a preference for loan/bond capital structures over the loan-only segment. The securities that Fund did own in the latter category were typically deals of $1 billion or more.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/22

Floating Rate Loan Interests	98.2%
Corporate Bonds	1.5
Other*	0.3

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

BBB/Baa	4.4%
BB/Ba	26.2
B	62.1
CCC/Caa	5.5
N/R	1.8

(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022	BlackRock Income Trust, Inc. (BKT)

Investment Objective
BlackRock Income Trust, Inc.’s (BKT) (the “Fund”)
investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Fund invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings or Aaa by Moody’s Investors Service, Inc. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($4.54) (a)	7.77%
Current Monthly Distribution per Common Share (b)	$0.0294
Current Annualized Distribution per Common Share (b)	$0.3528
Leverage as of June 30, 2022 (c)	30%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$4.54	$5.65	(19.65)%	$5.65	$4.34
Net Asset Value	4.85	5.65	(14.16)	5.65	4.66
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	(11.15)%	(12.67)%	0.12%	1.44%
Fund at Market Price (a)(b)	(16.83)	(22.76)	(0.14)	1.32

FTSE Mortgage Index (c)	(9.09)	(9.45)	0.34	1.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from neither a premium nor discount to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged index that includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
The Fund’s substantial allocation to agency collateralized mortgage obligations (“CMOs”) as well as agency MBS derivatives (including interest-only and inverse interest-only positions) continued to provide a steady source of income over the six-month period. The Fund also benefited from general outperformance on its allocation to MBS derivatives, as prepayment speeds have decreased into the substantial rise in mortgage rates. These positive contributions have been offset by the Fund’s positioning on the MBS coupon stack, where its relative overweight to higher coupon MBS lagged the performance of lower coupons over the first half of 2022. Duration positioning has also detracted from active performance.
The Fund held derivatives during the period as a part of its investment strategy. Derivatives are utilized by the Fund in order to manage risk and/or take outright views on interest rates in the portfolio. In particular, the portfolio employed Treasury futures and interest rate swaps to manage duration and yield curve bias. The Fund’s interest rate derivatives positions contributed positively to performance during the six-month period.

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2022 (continued)	BlackRock Income Trust, Inc. (BKT)

Describe recent portfolio activity.
During the period, the Fund added exposure to Agency MBS specified pools in the middle to higher end of the MBS coupon stack. The Fund also made modest additions to its Agency CMO and Agency mortgage derivative allocation to take advantage of widened valuations. The Fund reduced its position in Agency CMBS, given tight valuations relative to the yield available in Agency MBS.
Describe portfolio positioning at period end.
The Fund continues to hold a substantial allocation to well-structured Agency CMOs as well as Agency MBS interest-only derivatives. Security selection within the Agency CMO and MBS derivatives holdings has been focused on seasoned collateral, which demonstrates more favorable prepayment performance across both higher and lower mortgage rate scenarios relative to generic collateral. The Fund’s allocation to MBS interest-only derivatives is expected to continue benefiting from the increase in mortgage rates and corresponding decrease in borrower refinance incentive over the balance of 2022. Within its allocation to agency MBS pass-throughs, the Fund holds a tilt toward higher coupon MBS, motivated by higher income and more appealing valuations. The Fund is modestly overweight duration relative to the Reference Benchmark and slightly short convexity (i.e., the rate at which duration changes in response to interest rate movements).
The Fund held only marginal positions in other securitized assets such as non-agency residential MBS and CMBS, preferring to focus on prepayment and structural opportunities in higher quality agency-backed assets rather than seek credit exposure.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	06/30/22

U.S. Government Sponsored Agency Securities	95.2%
Non-Agency Mortgage-Backed Securities	4.8
Asset-Backed Securities	—	(b)
CREDIT QUALITY ALLOCATION

Credit Rating (a)(c)	06/30/22

AAA/Aaa (d)	99.9%
AA/Aa	0.1
CCC/Caa	—	(b)
N/R	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1% of total investments.
(c)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Investment Objective
BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”)
investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•
U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($12.65) (a)	9.31%
Current Monthly Distribution per Common Share (b)	$0.0981
Current Annualized Distribution per Common Share (b)	$1.1772
Leverage as of June 30, 2022 (c)	38%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$12.65	$16.85	(24.93)%	$16.85	$12.16
Net Asset Value	13.49	16.44	(17.94)	16.44	13.49
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	(15.00)%	(15.04)%	2.51%	5.35%
Fund at Market Price (a)(b)	(22.23)	(19.77)	2.65	4.25

Reference Benchmark (c)	(7.75)	(6.84)	2.18	3.30
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (d)	(14.19)	(12.82)	2.09	4.47
S&P/LSTA Leveraged Loan Index (e)	(4.55)	(2.78)	2.91	3.74
BATS S Benchmark (f)	(4.34)	(4.82)	1.35	1.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)
A composite index comprised of Bloomberg ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Corporate 1-5 Year Index, Bloomberg CMBS Investment Grade 1-3.5 Year Index, Bloomberg MBS 15 Year Index and Bloomberg Credit Ex-Corporate 1-5 Year Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

F U N D S U M M A R Y	13

Fund Summary as of June 30, 2022 (continued)	BlackRock Limited Duration Income Trust (BLW)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Exposure to a range of credit-oriented sectors including high yield corporate bonds, investment grade corporate bonds, floating rate bank loans and emerging market bonds weighed most heavily on the Fund’s performance. Allocations to sovereign bonds also provided negative performance. Finally, exposure to securitized assets including residential mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations detracted.
Exposure to U.S. Treasuries led positive contributions. The use of swaptions also contributed to performance over the period.
The Fund held derivatives during the period, including Treasury futures, currency forwards, currency options, interest rate swaps and credit default swaps. Derivative securities were employed primarily to adjust duration (sensitivity to interest rate changes) and yield curve exposure, as well as to hedge credit and currency risk. Currency forwards were used to provide the portfolio with active currency exposure. The Fund’s use of derivatives contributed to performance during the period.
Describe recent portfolio activity.
Over the period, the Fund increased exposure to high yield corporate bonds, investment grade corporate bonds, 30-year MBS, CMBS and asset-backed securities (“ABS”), while trimming exposure to emerging market bonds, 15-year MBS, sovereign issues and U.S. Treasuries.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe portfolio positioning at period end.
At period end, the Fund was overweight high yield corporate bonds, 30-year MBS, emerging market bonds, U.S. Treasuries and non-agency adjustable-rate MBS. The Fund was underweight investment grade corporate bonds, CMBS, ABS and 15-year MBS compared to the composite benchmark.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	06/30/22

Corporate Bonds	49.3%
Floating Rate Loan Interests	35.4
U.S. Government Sponsored Agency Securities	5.7
Preferred Securities	4.4
Asset-Backed Securities	3.0
Non-Agency Mortgage-Backed Securities	1.0
Other*	1.2
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

AAA/Aaa (c)	5.6%
AA/Aa	0.4
A	2.8
BBB/Baa	13.5
BB/Ba	31.8
B	36.4
CCC/Caa	6.7
CC	0.4
C	—	(d)
N/R (e)	2.4

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1% of total investments.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Unique Pub Finance Co. PLC (a)
Series A4, 5.66%, 06/30/27	GBP	38	$48,974
Series N, 6.46%, 03/30/32		100	139,397

Total Asset-Backed Securities — 0.0% (Cost: $199,333)			188,371

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd. (b)		141,483	80,645

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd. (b)(c)		1,075,282,733	10,753

Metals & Mining (b) — 0.0%
Ameriforge Group, Inc.		1,664	1,664
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $255,714) (c)(d)		14,576	1,210

			2,874

Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp.		2,756	223,529

Semiconductors & Semiconductor Equipment (b) — 0.0%
Maxeon Solar Technologies Ltd.		213	2,831
SunPower Corp.		1,707	26,987

			29,818

Specialty Retail — 0.1%
NMG Parent LLC (b)		1,477	256,998

Total Common Stocks — 0.1% (Cost: $13,892,941)			604,617

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.7%
Bombardier, Inc. (e)
7.50%, 03/15/25	USD	12	10,845
7.13%, 06/15/26		361	297,637
7.88%, 04/15/27		83	69,090
6.00%, 02/15/28		145	108,663
F-Brasile SpA/F-Brasile U.S. LLC, Series XR,
7.38%, 08/15/26 (e)		200	159,296
Rolls-Royce PLC, 5.75%, 10/15/27 (e)		200	180,260
Spirit AeroSystems, Inc. (e)
5.50%, 01/15/25		55	50,875
7.50%, 04/15/25		10	9,288
TransDigm, Inc.
8.00%, 12/15/25 (e)		656	663,373
6.25%, 03/15/26 (e)		1,077	1,037,959
6.38%, 06/15/26		15	14,025
7.50%, 03/15/27		33	31,133
4.63%, 01/15/29		151	121,558

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued) 4.88%, 05/01/29	USD	96	$78,148
Triumph Group, Inc., 8.88%, 06/01/24 (e)		231	232,702

			3,064,852

Airlines — 0.7%
Air Canada, 3.88%, 08/15/26 (e)		101	85,435
Air France-KLM, 3.88%, 07/01/26 (a)	EUR	100	84,884
Allegiant Travel Co., 8.50%, 02/05/24 (e)	USD	1,065	1,051,687
American Airlines, Inc., 11.75%, 07/15/25 (e)		405	419,134
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (e)
5.50%, 04/20/26		167	153,171
5.75%, 04/20/29		326	278,448
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (e)		169	159,351
Deutsche Lufthansa AG, 3.75%, 02/11/28 (a)	EUR	100	84,098
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (e)	USD	101	90,516
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (e)		301	296,314
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (e)		13	13,701
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 04/15/29		190	186,371
Series 2020-1, Class B, 4.88%, 07/15/27		17	15,764
United Airlines, Inc. (e)
4.38%, 04/15/26		235	207,075
4.63%, 04/15/29		302	256,178

			3,382,127

Auto Components — 0.5%
Clarios Global LP, 6.75%, 05/15/25 (e)		721	714,114
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (a)	EUR	100	91,242
6.25%, 05/15/26 (e)	USD	271	260,837
8.50%, 05/15/27 (e)		930	898,822
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (e)		22	19,006
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29 (e)		36	26,586
Goodyear Tire & Rubber Co.
9.50%, 05/31/25		65	67,221
5.00%, 07/15/29		42	34,783
5.63%, 04/30/33		66	52,858
Meritor, Inc., 4.50%, 12/15/28 (e)		24	23,108
NM Holdings Co. LLC, 12.00%, 07/01/49 (b)(c)(f)		5,150	—
Titan International, Inc., 7.00%, 04/30/28		18	16,909

			2,205,486

Automobiles — 0.4%
Allison Transmission, Inc., 5.88%, 06/01/29 (e)		145	134,850
Asbury Automotive Group, Inc.
4.50%, 03/01/28		35	30,363
4.75%, 03/01/30		73	60,024
5.00%, 02/15/32 (e)		51	41,692

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Carvana Co. (e)
5.50%, 04/15/27	USD	88	$56,790
4.88%, 09/01/29		72	40,940
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (a)	GBP	100	95,558
Ford Motor Co.
4.35%, 12/08/26	USD	9	8,341
3.25%, 02/12/32		199	148,832
4.75%, 01/15/43		176	125,371
5.29%, 12/08/46		78	59,819
Ford Motor Credit Co. LLC
3.81%, 01/09/24		200	194,039
4.69%, 06/09/25		200	189,002
5.13%, 06/16/25		200	190,984
5.11%, 05/03/29		200	179,295
4.00%, 11/13/30		200	162,051
Group 1 Automotive, Inc., 4.00%, 08/15/28 (e)		15	12,537
Ken Garff Automotive LLC, 4.88%, 09/15/28 (e)		39	31,797
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (e)		90	68,499
Lithia Motors, Inc., 3.88%, 06/01/29 (e)		42	35,674
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (e)		59	40,415
Penske Automotive Group, Inc.
3.50%, 09/01/25		59	55,312
3.75%, 06/15/29		22	18,319
Sonic Automotive, Inc., 4.63%, 11/15/29 (e)		20	15,496
Wabash National Corp., 4.50%, 10/15/28 (e)		70	53,550

			2,049,550

Banks — 0.0%
Banco Espirito Santo SA (a)(b)(f)
4.75%, 01/15/22	EUR	200	30,391
4.00%, 01/21/22 (c)		100	15,195
2.63%, 05/08/49 (c)		100	15,195
Wells Fargo & Co., Series BB, (5 year CMT + 3.45%), 3.90% (g)(h)	USD	115	99,044

			159,825

Beverages — 0.4%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (e)(i)		441	327,116
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29 (e)		485	389,213
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27 (e)		208	148,317
Ball Corp.
2.88%, 08/15/30		12	9,659
3.13%, 09/15/31		157	126,642
Silgan Holdings, Inc., 4.13%, 02/01/28		8	7,174
Triton Water Holdings, Inc., 6.25%, 04/01/29 (e)		362	257,020
Trivium Packaging Finance BV, 8.50%, 08/15/27 (e)		814	763,209

			2,028,350

Biotechnology — 0.0%
Cidron Aida Finco SARL, 5.00%, 04/01/28 (a)	EUR	100	87,049

Building Materials (e) — 0.2%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29	USD	55	35,334
CP Atlas Buyer, Inc., 7.00%, 12/01/28		21	15,166

Security		Par (000)	Value

Building Materials (continued)
Jeld-Wen, Inc., 4.63%, 12/15/25	USD	10	$8,500
Masonite International Corp.
Class C, 5.38%, 02/01/28		45	40,725
Class C, 3.50%, 02/15/30		69	54,922
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		26	21,373
9.75%, 07/15/28		38	32,490
SRM Escrow Issuer LLC, 6.00%, 11/01/28		267	225,677
Standard Industries, Inc.
5.00%, 02/15/27		34	30,347
4.38%, 07/15/30		167	131,721
3.38%, 01/15/31		99	73,024
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		168	146,580

			815,859

Building Products (e) — 0.3%
Advanced Drainage Systems, Inc., 6.38%, 06/15/30		133	129,884
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		32	26,023
Foundation Building Materials, Inc., 6.00%, 03/01/29		52	38,090
GYP Holdings III Corp., 4.63%, 05/01/29		76	59,259
LBM Acquisition LLC, 6.25%, 01/15/29		71	45,711
Patrick Industries, Inc., 4.75%, 05/01/29		20	14,885
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		79	64,228
SRS Distribution, Inc.
4.63%, 07/01/28		259	226,625
6.13%, 07/01/29		127	100,200
6.00%, 12/01/29		203	159,402
White Cap Buyer LLC, 6.88%, 10/15/28		497	397,600
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (i)		67	55,777

			1,317,684

Capital Markets — 0.3%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29 (e)		36	30,679
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (g)(h)		265	203,984
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (e)		65	53,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		101	94,264
5.25%, 05/15/27		175	155,022
4.38%, 02/01/29		182	147,085
NFP Corp. (e)
4.88%, 08/15/28		176	150,739
6.88%, 08/15/28		699	576,703
OWL Rock Core Income Corp., 5.50%, 03/21/25 (e)		55	52,801

			1,464,902

Chemicals — 0.6%
Ashland LLC, 3.38%, 09/01/31 (e)		89	72,390
Axalta Coating Systems LLC, 3.38%, 02/15/29 (e)		300	244,911
Chemours Co., 5.75%, 11/15/28 (e)		38	32,385
Diamond BC BV, 4.63%, 10/01/29 (e)		226	180,732
Element Solutions, Inc., 3.88%, 09/01/28 (e)		552	455,472
EverArc Escrow SARL, 5.00%, 10/30/29 (e)		176	148,142

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
GCP Applied Technologies, Inc., 5.50%, 04/15/26 (e)	USD	134	$133,330
HB Fuller Co., 4.25%, 10/15/28		35	29,367
Herens Holdco SARL, 4.75%, 05/15/28 (e)		200	166,160
Herens Midco SARL, 5.25%, 05/15/29 (a)	EUR	100	68,377
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (e)	USD	188	148,520
Ingevity Corp., 3.88%, 11/01/28 (e)		23	19,262
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (e)(i)		73	66,769
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (e)		36	30,330
Lune Holdings SARL, 5.63%, 11/15/28 (a)	EUR	100	84,142
Minerals Technologies, Inc., 5.00%, 07/01/28 (e)	USD	55	47,866
Scotts Miracle-Gro Co.
4.00%, 04/01/31		57	42,607
4.38%, 02/01/32		8	6,082
WESCO Distribution, Inc. (e)
7.13%, 06/15/25		49	48,894
7.25%, 06/15/28		146	144,394
WR Grace Holdings LLC, 5.63%, 08/15/29 (e)		916	674,405

			2,844,537

Commercial Services & Supplies — 0.3%
ADT Security Corp. (e)
4.13%, 08/01/29		9	7,304
4.88%, 07/15/32		12	9,552
AMN Healthcare, Inc., 4.00%, 04/15/29 (e)		28	23,660
APX Group, Inc. (e)
6.75%, 02/15/27		64	59,354
5.75%, 07/15/29		86	66,581
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (e)		13	10,814
EC Finance PLC, 3.00%, 10/15/26 (a)	EUR	100	91,409
Fortress Transportation & Infrastructure Investors LLC (e)
6.50%, 10/01/25	USD	24	22,644
9.75%, 08/01/27		17	16,616
5.50%, 05/01/28		95	78,414
Herc Holdings, Inc., 5.50%, 07/15/27 (e)		121	110,461
Hertz Corp. (e)
4.63%, 12/01/26		40	33,443
5.00%, 12/01/29		33	25,410
Metis Merger Sub LLC, 6.50%, 05/15/29 (e)		68	54,036
NESCO Holdings II, Inc., 5.50%, 04/15/29 (e)		74	61,975
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (e)		3	2,378
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28 (e)		211	176,522
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (e)		202	173,380
Team Health Holdings, Inc., 6.38%, 02/01/25 (e)		103	71,923
United Rentals North America, Inc., 5.25%, 01/15/30		2	1,855
Williams Scotsman International, Inc., 4.63%, 08/15/28 (e)		74	63,085

			1,160,816

Communications Equipment (e) — 0.1%
Avaya, Inc., 6.13%, 09/15/28		223	145,507
Ciena Corp., 4.00%, 01/31/30		34	29,346

Security		Par (000)	Value

Communications Equipment (continued)
CommScope Technologies LLC, 6.00%, 06/15/25	USD	139	$120,235
CommScope, Inc.
6.00%, 03/01/26		24	22,105
8.25%, 03/01/27		11	8,696
7.13%, 07/01/28		58	44,085
4.75%, 09/01/29		89	71,796
Viasat, Inc.
5.63%, 09/15/25		77	62,280
5.63%, 04/15/27		21	18,158
6.50%, 07/15/28		48	33,063
Viavi Solutions, Inc., 3.75%, 10/01/29		95	79,564

			634,835

Construction Materials (e) — 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/28		148	126,763
3.88%, 11/15/29		18	14,391
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		35	28,493
H&E Equipment Services, Inc., 3.88%, 12/15/28		20	16,175
IAA, Inc., 5.50%, 06/15/27		159	148,099
Picasso Finance Sub, Inc., 6.13%, 06/15/25		82	79,950
Thor Industries, Inc., 4.00%, 10/15/29		54	42,768
Winnebago Industries, Inc., 6.25%, 07/15/28		37	33,883

			490,522

Consumer Discretionary (e) — 0.4%
APi Escrow Corp., 4.75%, 10/15/29		32	25,840
APi Group DE, Inc., 4.13%, 07/15/29		67	53,211
Carnival Corp.
10.50%, 02/01/26		314	312,578
5.75%, 03/01/27		300	216,684
9.88%, 08/01/27		140	136,500
4.00%, 08/01/28		326	267,320
6.00%, 05/01/29		125	87,826
CoreLogic, Inc., 4.50%, 05/01/28		138	106,260
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26		52	43,576
Life Time, Inc.
5.75%, 01/15/26		80	71,718
8.00%, 04/15/26		69	61,496
NCL Corp. Ltd., 5.88%, 03/15/26		91	71,425
NCL Finance Ltd., 6.13%, 03/15/28		46	33,465
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28		60	55,722
5.88%, 10/01/30		66	60,599
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23		42	42,140
9.13%, 06/15/23		54	53,404
11.50%, 06/01/25		57	58,567
5.50%, 08/31/26		28	20,790
5.50%, 04/01/28		170	118,150
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29		59	46,522

			1,943,793

Consumer Finance — 0.6%
American Express Co., (5 year CMT + 2.85%), 3.55% (g)(h)		235	191,198
Block, Inc., 3.50%, 06/01/31 (e)		399	317,947
HealthEquity, Inc., 4.50%, 10/01/29 (e)		312	273,000

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (e)	USD	66	$58,740
Navient Corp.
7.25%, 09/25/23		3	2,968
6.13%, 03/25/24		93	88,177
5.88%, 10/25/24		77	70,778
5.50%, 03/15/29		87	67,069
OneMain Finance Corp.
6.88%, 03/15/25		151	143,112
3.50%, 01/15/27		156	124,800
6.63%, 01/15/28		8	7,150
5.38%, 11/15/29		18	14,586
4.00%, 09/15/30		93	68,936
Sabre Global, Inc. (e)
9.25%, 04/15/25		78	75,157
7.38%, 09/01/25		81	75,128
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (e)		184	162,838
SLM Corp., 3.13%, 11/02/26		56	45,218
Verscend Escrow Corp., 9.75%, 08/15/26 (e)		851	827,598

			2,614,400

Containers & Packaging (e) — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28		200	170,714
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/29		218	204,839
8.75%, 04/15/30		178	153,537
LABL, Inc., 5.88%, 11/01/28		84	67,824
Sealed Air Corp., 4.00%, 12/01/27		61	54,992

			651,906

Diversified Consumer Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (e)
6.63%, 07/15/26		655	601,048
9.75%, 07/15/27		101	85,480
6.00%, 06/01/29		600	435,703
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (e)		400	326,783
Brink’s Co., 5.50%, 07/15/25 (e)		15	14,433
Clarivate Science Holdings Corp. (e)
3.88%, 07/01/28		352	294,099
4.88%, 07/01/29		167	137,107
Garda World Security Corp., 4.63%, 02/15/27 (e)		11	9,460
Rekeep SpA, 7.25%, 02/01/26 (a)	EUR	100	90,293
Service Corp. International, 4.00%, 05/15/31	USD	192	163,920
Sotheby’s, 7.38%, 10/15/27 (e)		200	185,355

			2,343,681

Diversified Financial Services — 0.2%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (e)		200	165,964
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (e)		24	19,924
Central Garden & Pet Co.
4.13%, 10/15/30		63	51,692
4.13%, 04/30/31 (e)		55	44,152
Citigroup, Inc. (g)(h)
Series W, (5 year CMT + 3.60%), 4.00%		50	43,250

Security		Par (000)	Value

Diversified Financial Services (continued)
Citigroup, Inc. (g)(h) (continued)
Series Y, (5 year CMT + 3.00%), 4.15%	USD	10	$8,025
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25 (a)	GBP	100	108,948
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (e)(i)	USD	25	18,707
Intrum AB, 4.88%, 08/15/25 (a)	EUR	100	94,773
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (e)	USD	200	164,500
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29 (e)		22	16,928
Spectrum Brands, Inc. (e)
5.00%, 10/01/29		8	6,918
5.50%, 07/15/30		50	44,998
UBS Group AG, (5 year CMT + 3.31%), 4.38% (e)(g)(h)		345	252,402
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.38%, 02/01/30 (e)		52	41,600

			1,082,781

Diversified Telecommunication Services — 0.9%
Consolidated Communications, Inc., 6.50%, 10/01/28 (e)		157	133,541
Frontier Communications Holdings LLC, 8.75%, 05/15/30 (e)		187	189,055
Level 3 Financing, Inc. (e)
3.40%, 03/01/27		28	24,117
4.25%, 07/01/28		153	122,591
3.63%, 01/15/29		66	50,889
3.75%, 07/15/29		116	89,692
Lumen Technologies, Inc.
5.13%, 12/15/26 (e)		439	369,559
4.00%, 02/15/27 (e)		62	52,436
4.50%, 01/15/29 (e)		181	134,735
5.38%, 06/15/29 (e)		498	394,304
Series U, 7.65%, 03/15/42		38	29,165
SoftBank Group Corp., 5.00%, 04/15/28 (a)	EUR	100	83,123
Sprint Capital Corp.
6.88%, 11/15/28	USD	324	340,692
8.75%, 03/15/32		522	628,217
Switch Ltd. (e)
3.75%, 09/15/28		99	97,926
4.13%, 06/15/29		202	199,948
Telecom Italia Capital SA
6.38%, 11/15/33		58	44,788
6.00%, 09/30/34		134	101,072
7.20%, 07/18/36		14	10,629
7.72%, 06/04/38		23	17,745
Telecom Italia SpA, 2.88%, 01/28/26 (a)	EUR	100	94,011
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30 (e)	USD	45	31,131
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (e)		81	66,614
Zayo Group Holdings, Inc. (e)
4.00%, 03/01/27		645	535,086
6.13%, 03/01/28		746	538,694

			4,379,760

Electric Utilities — 0.1%
Edison International, Series A, (5 year CMT + 4.70%), 5.38% (g)(h)		100	81,250
FirstEnergy Corp.
2.65%, 03/01/30		85	70,125

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
FirstEnergy Corp. (continued)
Series B, 2.25%, 09/01/30	USD	6	$4,755
Series C, 3.40%, 03/01/50		230	155,917
FirstEnergy Transmission LLC (e)
5.45%, 07/15/44		139	129,925
4.55%, 04/01/49		51	41,036
Pike Corp., 5.50%, 09/01/28 (e)		130	105,535
Texas Competitive Electric Holdings, 1.00%, 11/10/21 (c)(h)		2,375	—

			588,543

Electrical Equipment — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (e)		322	298,655
GrafTech Finance, Inc., 4.63%, 12/15/28 (e)		66	53,426
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05 (b)(c)(f)		5,125	1

			352,082

Electronic Equipment, Instruments & Components — 0.3%
BWX Technologies, Inc. (e)
4.13%, 06/30/28		86	76,540
4.13%, 04/15/29		107	93,893
Energizer Holdings, Inc. (e)
4.75%, 06/15/28		17	13,493
4.38%, 03/31/29		6	4,606
Imola Merger Corp., 4.75%, 05/15/29 (e)		203	169,842
Vertiv Group Corp., 4.13%, 11/15/28 (e)		1,049	851,704
Xerox Corp., 4.80%, 03/01/35		48	36,833

			1,246,911

Energy Equipment & Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp. (e)
6.88%, 04/01/27		106	96,658
6.25%, 04/01/28		166	146,960
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		45	40,937
6.88%, 09/01/27		229	203,238
Vallourec SA, 8.50%, 06/30/26 (a)	EUR	8	7,742
Weatherford International Ltd. (e)
6.50%, 09/15/28	USD	4	3,590
8.63%, 04/30/30		68	56,425

			555,550

Entertainment (e) — 0.0%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/29		104	87,880
Lindblad Expeditions LLC, 6.75%, 02/15/27		83	71,172
NCL Corp. Ltd., 7.75%, 02/15/29		35	26,775

			185,827

Environmental, Maintenance & Security Service — 0.2%
Covanta Holding Corp.
4.88%, 12/01/29 (e)		78	63,470
5.00%, 09/01/30		13	10,612
GFL Environmental, Inc. (e)
3.75%, 08/01/25		45	41,737
5.13%, 12/15/26		109	104,237
4.00%, 08/01/28		150	123,750
3.50%, 09/01/28		65	55,737
4.75%, 06/15/29		111	91,852

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc. (e) (continued)
4.38%, 08/15/29	USD	126	$101,430
Stericycle, Inc., 3.88%, 01/15/29 (e)		49	40,058
Tervita Corp., 11.00%, 12/01/25 (e)		25	27,188
Waste Pro USA, Inc., 5.50%, 02/15/26 (e)		104	92,383

			752,454

Equity Real Estate Investment Trusts (REITs) — 0.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (e)		57	47,267
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (e)		52	44,408
Diversified Healthcare Trust, 9.75%, 06/15/25		19	18,739
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (e)		46	38,442
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (e)		59	50,740
Iron Mountain, Inc. (e)
5.25%, 07/15/30		43	37,384
5.63%, 07/15/32		66	55,808
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29		306	268,515
3.50%, 03/15/31		371	292,407
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		311	275,891
4.50%, 02/15/29 (e)		77	65,288
RLJ Lodging Trust LP (e)
3.75%, 07/01/26		40	34,663
4.00%, 09/15/29		31	25,464
Service Properties Trust
4.35%, 10/01/24		7	5,688
7.50%, 09/15/25		29	26,571

			1,287,275

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (e)
3.25%, 03/15/26		146	127,159
4.63%, 01/15/27		11	9,826
4.88%, 02/15/30		68	58,333
Darling Ingredients, Inc., 6.00%, 06/15/30 (e)		96	95,678
Kraft Heinz Foods Co.
6.50%, 02/09/40		35	37,821
4.88%, 10/01/49		61	53,878
5.50%, 06/01/50		253	242,858
Lamb Weston Holdings, Inc. (e)
4.88%, 05/15/28		18	16,940
4.13%, 01/31/30		94	81,363
4.38%, 01/31/32		145	126,150
Market Bidco Finco PLC, 5.50%, 11/04/27 (a)	GBP	100	92,515
Ocado Group PLC, 3.88%, 10/08/26 (a)		100	97,624
Performance Food Group, Inc., 4.25%, 08/01/29 (e)	USD	168	140,280
Post Holdings, Inc. (e)
5.50%, 12/15/29		11	9,834
4.63%, 04/15/30		45	37,970
4.50%, 09/15/31		21	17,175
U.S. Foods, Inc. (e)
6.25%, 04/15/25		51	50,872

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
U.S. Foods, Inc. (e) (continued)
4.75%, 02/15/29	USD	121	$105,777
United Natural Foods, Inc., 6.75%, 10/15/28 (e)		15	14,018

			1,416,071

Food Products (e) — 0.2%
Aramark Services, Inc.
6.38%, 05/01/25		110	107,618
5.00%, 02/01/28		211	191,210
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25		352	323,266
4.63%, 11/15/28		256	216,320
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31		89	73,015
Pilgrim’s Pride Corp., 3.50%, 03/01/32		57	44,531
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		110	92,994

			1,048,954

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (e)		29	24,661

Health Care Equipment & Supplies (e) — 0.2%
Avantor Funding, Inc.
4.63%, 07/15/28		359	329,095
3.88%, 11/01/29		387	338,490
Embecta Corp., 6.75%, 02/15/30		49	44,116
Hologic, Inc., 3.25%, 02/15/29		15	12,821

			724,522

Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc. (e)
5.50%, 07/01/28		37	34,569
5.00%, 04/15/29		17	15,261
AdaptHealth LLC (e)
6.13%, 08/01/28		24	21,228
5.13%, 03/01/30		9	7,586
AHP Health Partners, Inc., 5.75%, 07/15/29 (e)		105	77,144
Cano Health LLC, 6.25%, 10/01/28 (e)		40	32,712
Centene Corp.
2.45%, 07/15/28		200	166,808
3.00%, 10/15/30		480	397,800
2.50%, 03/01/31		409	324,648
2.63%, 08/01/31		107	85,119
CHS/Community Health Systems, Inc. (e)
8.00%, 03/15/26		370	336,955
5.63%, 03/15/27		153	129,495
6.00%, 01/15/29		136	112,665
6.88%, 04/15/29		34	21,930
6.13%, 04/01/30		91	55,510
Encompass Health Corp.
4.50%, 02/01/28		16	13,698
4.75%, 02/01/30		123	103,079
4.63%, 04/01/31		66	53,442
Legacy LifePoint Health LLC (e)
6.75%, 04/15/25		116	112,127
4.38%, 02/15/27		44	37,700
LifePoint Health, Inc., 5.38%, 01/15/29 (e)		71	52,185
Medline Borrower LP (e)
3.88%, 04/01/29		81	68,989

Security		Par (000)	Value

Health Care Providers & Services (continued)
Medline Borrower LP (e) (continued)
5.25%, 10/01/29	USD	761	$625,009
ModivCare, Inc., 5.88%, 11/15/25 (e)		23	21,160
Molina Healthcare, Inc. (e)
4.38%, 06/15/28		12	10,719
3.88%, 11/15/30		174	148,732
3.88%, 05/15/32		77	64,571
Owens & Minor, Inc., 6.63%, 04/01/30 (e)		46	42,020
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (e)		149	127,171
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (e)		17	16,533
Surgery Center Holdings, Inc. (e)
6.75%, 07/01/25		145	132,898
10.00%, 04/15/27		256	247,973
Teleflex, Inc.
4.63%, 11/15/27		6	5,535
4.25%, 06/01/28 (e)		42	37,948
Tenet Healthcare Corp. (e)
4.88%, 01/01/26		214	196,880
6.25%, 02/01/27		30	27,612
5.13%, 11/01/27		343	308,700
4.63%, 06/15/28		26	22,640
6.13%, 10/01/28		55	47,068
4.25%, 06/01/29		14	11,791
6.13%, 06/15/30		91	83,955

			4,439,565

Health Care Technology — 0.2%
Catalent Pharma Solutions, Inc. (e)
5.00%, 07/15/27		41	38,595
3.13%, 02/15/29		52	42,663
3.50%, 04/01/30		139	113,414
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25 (e)		212	206,422
Charles River Laboratories International, Inc. (e)
4.25%, 05/01/28		46	41,322
3.75%, 03/15/29		11	9,546
4.00%, 03/15/31		31	26,426
Chrome Bidco SASU, 3.50%, 05/31/28 (a)	EUR	100	85,755
Minerva Merger Sub, Inc., 6.50%, 02/15/30 (e)	USD	343	285,235
Syneos Health, Inc., 3.63%, 01/15/29 (e)		291	246,427

			1,095,805

Hotels, Restaurants & Leisure — 1.0%
1011778 BC ULC/New Red Finance, Inc. (e)
3.88%, 01/15/28		73	63,358
4.38%, 01/15/28		234	204,586
4.00%, 10/15/30		46	36,915
Affinity Gaming, 6.88%, 12/15/27 (e)		8	6,720
Boyd Gaming Corp.
4.75%, 12/01/27		58	52,490
4.75%, 06/15/31 (e)		160	135,203
Boyne USA, Inc., 4.75%, 05/15/29 (e)		94	81,398
Caesars Entertainment, Inc. (e)
6.25%, 07/01/25		533	513,668
8.13%, 07/01/27		409	395,196
4.63%, 10/15/29		534	415,185
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (e)		151	144,403
Carnival Corp., 7.63%, 03/01/26 (e)		29	22,462

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
CCM Merger, Inc., 6.38%, 05/01/26 (e)	USD	53	$48,253
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (e)		323	293,930
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25 (e)		318	308,460
6.50%, 10/01/28		19	18,033
Churchill Downs, Inc., 4.75%, 01/15/28 (e)		152	135,280
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (e)
4.63%, 01/15/29		195	166,237
6.75%, 01/15/30		376	288,580
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28 (e)		108	102,690
3.75%, 05/01/29 (e)		35	29,685
4.88%, 01/15/30		199	179,846
4.00%, 05/01/31 (e)		92	76,452
3.63%, 02/15/32 (e)		35	27,803
MGM Resorts International, 5.75%, 06/15/25		73	69,532
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (e)		71	57,865
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27 (e)		76	79,770
Powdr Corp., 6.00%, 08/01/25 (e)		67	66,498
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (e)
5.63%, 09/01/29		34	24,207
5.88%, 09/01/31		37	25,678
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (e)		57	49,875
Royal Caribbean Cruises Ltd., 5.38%, 07/15/27 (e)		92	66,872
Scientific Games International, Inc., 8.63%, 07/01/25 (e)		65	66,632
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (e)(j)		96	97,184
Station Casinos LLC (e)
4.50%, 02/15/28		69	58,278
4.63%, 12/01/31		89	69,420
Vail Resorts, Inc., 6.25%, 05/15/25 (e)		89	88,891
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (e)		44	38,485
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (e)		198	155,945
Yum! Brands, Inc.
4.75%, 01/15/30 (e)		24	21,780
5.35%, 11/01/43		14	11,603

			4,795,348

Household Durables — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. (e)
4.63%, 08/01/29		32	24,000
4.63%, 04/01/30		46	33,780
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (e)
5.00%, 06/15/29		67	50,657
4.88%, 02/15/30		256	185,984
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (e)		104	91,944
K Hovnanian Enterprises, Inc., 10.00%, 11/15/25 (e)		20	21,204
KB Home, 7.25%, 07/15/30		21	19,898

Security		Par (000)	Value

Household Durables (continued)
Mattamy Group Corp., 4.63%, 03/01/30 (e)	USD	72	$52,619
NCR Corp. (e)
5.75%, 09/01/27		20	17,751
5.00%, 10/01/28		57	48,330
5.13%, 04/15/29		30	25,372
6.13%, 09/01/29		78	67,459
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (e)		105	70,612
Taylor Morrison Communities, Inc., 5.13%, 08/01/30 (e)		20	16,610
Tempur Sealy International, Inc. (e)
4.00%, 04/15/29		73	58,804
3.88%, 10/15/31		96	72,000
Tri Pointe Homes, Inc., 5.70%, 06/15/28		18	15,534

			872,558

Household Products — 0.0%
Energizer Holdings, Inc., 6.50%, 12/31/27 (e)		38	33,297

Independent Power and Renewable Electricity Producers (e) — 0.1%
Calpine Corp.
5.25%, 06/01/26		28	26,600
5.13%, 03/15/28		380	334,514
4.63%, 02/01/29		22	18,310
5.00%, 02/01/31		14	11,318
3.75%, 03/01/31		4	3,254
Clearway Energy Operating LLC
4.75%, 03/15/28		20	17,994
3.75%, 01/15/32		82	64,985
NRG Energy, Inc.
3.63%, 02/15/31		91	71,343
3.88%, 02/15/32		78	61,954
TerraForm Power Operating LLC, 4.75%, 01/15/30		74	63,380

			673,652

Insurance (e) — 0.5%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29		71	55,578
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27		388	335,841
6.75%, 10/15/27		1,083	961,032
5.88%, 11/01/29		376	312,009
AmWINS Group, Inc., 4.88%, 06/30/29		82	67,152
GTCR AP Finance, Inc., 8.00%, 05/15/27		4	3,745
HUB International Ltd.
7.00%, 05/01/26		416	391,206
5.63%, 12/01/29		16	13,217
Ryan Specialty Group LLC, 4.38%, 02/01/30		43	37,410

			2,177,190

Interactive Media & Services — 0.1%
Arches Buyer, Inc., 4.25%, 06/01/28 (e)		36	29,311
Iliad SA, 2.38%, 06/17/26 (a)	EUR	100	91,696
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (e)
4.75%, 04/30/27	USD	152	125,180
6.00%, 02/15/28		71	51,021
10.75%, 06/01/28		30	26,694

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Twitter, Inc. (e)
3.88%, 12/15/27	USD	103	$97,104
5.00%, 03/01/30		71	67,361

			488,367

Internet Software & Services (e) — 0.4%
ANGI Group LLC, 3.88%, 08/15/28		106	80,708
Endurance International Group Holdings, Inc., 6.00%, 02/15/29		34	24,535
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29		55	46,370
Match Group Holdings II LLC
4.63%, 06/01/28		81	73,435
4.13%, 08/01/30		65	54,282
3.63%, 10/01/31		51	40,162
Uber Technologies, Inc.
7.50%, 05/15/25		242	239,694
8.00%, 11/01/26		92	91,586
7.50%, 09/15/27		282	273,196
6.25%, 01/15/28		341	315,370
4.50%, 08/15/29		656	539,560

			1,778,898

IT Services — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (e)		50	41,450
Booz Allen Hamilton, Inc. (e)
3.88%, 09/01/28		75	66,375
4.00%, 07/01/29		138	120,326
CA Magnum Holdings, 5.38%, 10/31/26 (e)		201	173,865
Camelot Finance SA, 4.50%, 11/01/26 (e)		56	51,078
Condor Merger Sub, Inc., 7.38%, 02/15/30 (e)		279	226,763
Dun & Bradstreet Corp., 5.00%, 12/15/29 (e)		252	217,665
Fair Isaac Corp., 4.00%, 06/15/28 (e)		63	55,808
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,238,718
Gartner, Inc. (e)
4.50%, 07/01/28		91	83,557
3.63%, 06/15/29		55	47,650
3.75%, 10/01/30		45	38,306
KBR, Inc., 4.75%, 09/30/28 (e)		66	58,168
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (e)		190	178,740
Twilio, Inc., 3.88%, 03/15/31		161	132,466
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (e)		337	282,286

			3,013,221

Leisure Products — 0.0%
Mattel, Inc.
3.75%, 04/01/29 (e)		45	40,437
6.20%, 10/01/40		60	57,300
5.45%, 11/01/41		119	104,452

			202,189

Machinery — 0.5%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28 (e)		35	29,225
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (e)(i)		445	431,650
Madison IAQ LLC, 5.88%, 06/30/29 (e)		1,142	875,137
Mueller Water Products, Inc., 4.00%, 06/15/29 (e)		34	29,660
OT Merger Corp., 7.88%, 10/15/29 (e)		37	21,251
Schenck Process Holding GmbH/Darmstadt, 5.38%, 06/15/23 (a)	EUR	100	100,819

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 5.00%, 05/15/29 (e)	USD	102	$86,700
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (e)		171	157,183
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (e)		200	179,500
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (e)		400	356,626

			2,267,751

Media — 2.5%
Adelphia Communications Corp., 10.50%, 12/31/49 (b)(c)(f)(g)		400	—
Altice Financing SA (e)
5.00%, 01/15/28		204	164,391
5.75%, 08/15/29		251	201,428
Altice France Holding SA, 10.50%, 05/15/27 (e)		742	622,642
AMC Networks, Inc., 4.25%, 02/15/29		39	31,540
Cable One, Inc.
1.13%, 03/15/28 (k)		66	55,308
4.00%, 11/15/30 (e)		88	72,290
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (e)		38	35,863
5.00%, 02/01/28 (e)		62	57,207
5.38%, 06/01/29 (e)		117	104,579
4.75%, 03/01/30 (e)		22	18,816
4.50%, 08/15/30 (e)		144	119,560
4.25%, 02/01/31 (e)		257	209,455
4.75%, 02/01/32 (e)		172	140,834
4.50%, 05/01/32		279	225,906
4.50%, 06/01/33 (e)		128	100,867
4.25%, 01/15/34 (e)		289	223,253
Clear Channel International BV, 6.63%, 08/01/25 (e)		200	186,000
Clear Channel Outdoor Holdings, Inc. (e)
5.13%, 08/15/27		562	474,513
7.75%, 04/15/28		358	260,470
7.50%, 06/01/29		252	181,203
CMG Media Corp., 8.88%, 12/15/27 (e)		100	79,001
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (e)		738	663,189
CSC Holdings LLC
5.25%, 06/01/24		344	321,640
4.13%, 12/01/30 (e)		223	173,940
3.38%, 02/15/31 (e)		205	151,559
Directv Financing LLC/Directv Financing Co.- Obligor, Inc., 5.88%, 08/15/27 (e)		155	132,226
DISH DBS Corp.
5.88%, 07/15/22		582	578,700
5.25%, 12/01/26 (e)		463	362,918
5.75%, 12/01/28 (e)		270	199,911
5.13%, 06/01/29		107	65,017
Frontier Communications Holdings LLC (e)
5.88%, 10/15/27		144	129,471
5.00%, 05/01/28		165	140,250
6.75%, 05/01/29		146	120,085
6.00%, 01/15/30		86	66,173
GCI LLC, 4.75%, 10/15/28 (e)		64	55,453
Iliad Holding SASU (e)
6.50%, 10/15/26		200	179,994
7.00%, 10/15/28		200	173,987
Kaixo Bondsco Telecom SA, 5.13%, 09/30/29 (a)	EUR	100	79,382
Lamar Media Corp., 4.00%, 02/15/30	USD	57	47,860
LCPR Senior Secured Financing DAC (e)
6.75%, 10/15/27		180	167,909

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
LCPR Senior Secured Financing DAC (e) (continued)
5.13%, 07/15/29	USD	200	$167,000
Liberty Broadband Corp., 2.75%, 09/30/50 (e)(k)		481	457,518
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (e)(i)		89	45,413
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (e)		244	190,320
Live Nation Entertainment, Inc. (e)
4.88%, 11/01/24		9	8,595
6.50%, 05/15/27		452	444,506
4.75%, 10/15/27		52	46,099
3.75%, 01/15/28		62	53,475
Outfront Media Capital LLC/Outfront Media Capital Corp. (e)
5.00%, 08/15/27		215	187,856
4.25%, 01/15/29		43	34,255
4.63%, 03/15/30		4	3,151
Radiate Holdco LLC/Radiate Finance, Inc. (e)
4.50%, 09/15/26		815	702,758
6.50%, 09/15/28		414	319,970
Scripps Escrow II, Inc., 3.88%, 01/15/29 (e)		5	4,190
Sinclair Television Group, Inc., 4.13%, 12/01/30 (e)		229	181,635
Sirius XM Radio, Inc. (e)
3.13%, 09/01/26		212	189,153
5.00%, 08/01/27		55	51,014
4.00%, 07/15/28		99	85,635
4.13%, 07/01/30		28	23,385
3.88%, 09/01/31		151	120,234
Stagwell Global LLC, 5.63%, 08/15/29 (e)		32	25,713
United Group BV, 5.25%, 02/01/30 (a)	EUR	100	77,275
Univision Communications, Inc. (e)
5.13%, 02/15/25	USD	107	100,687
6.63%, 06/01/27		39	37,132
7.38%, 06/30/30		42	41,055
UPC Broadband Finco BV, 4.88%, 07/15/31 (e)		200	163,000
Videotron Ltd., 3.63%, 06/15/29 (e)		85	69,000
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (e)		200	164,342
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (e)		242	200,247
WMG Acquisition Corp., 3.88%, 07/15/30 (e)		7	5,821
Ziggo Bonds Co. BV, 5.13%, 02/28/30 (e)		200	156,882

			11,732,106

Metals & Mining — 0.5%
Allegheny Technologies, Inc.
4.88%, 10/01/29		32	25,520
5.13%, 10/01/31		88	67,412
Arconic Corp. (e)
6.00%, 05/15/25		13	12,679
6.13%, 02/15/28		183	170,882
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (e)		341	316,429
Carpenter Technology Corp.
6.38%, 07/15/28		14	12,496
7.63%, 03/15/30		64	58,771
Commercial Metals Co.
4.13%, 01/15/30		23	19,366
4.38%, 03/15/32		24	19,658
Constellium SE, 3.75%, 04/15/29 (e)		500	396,536

Security		Par (000)	Value

Metals & Mining (continued)
ERO Copper Corp., 6.50%, 02/15/30 (e)	USD	50	$40,125
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32 (e)		130	117,000
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28 (e)		9	9,293
Kaiser Aluminum Corp. (e)
4.63%, 03/01/28		169	140,696
4.50%, 06/01/31		192	145,321
Mineral Resources Ltd. (e)
8.00%, 11/01/27		41	39,975
8.50%, 05/01/30		41	40,385
New Gold, Inc., 7.50%, 07/15/27 (e)		170	147,900
Novelis Corp. (e)
3.25%, 11/15/26		148	125,101
4.75%, 01/30/30		381	316,679
3.88%, 08/15/31		148	113,988
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (e)		39	33,186
U.S. Steel Corp., 6.88%, 03/01/29		90	78,533

			2,447,931

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23 (e)		9	8,899

Multiline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (e)		123	113,354

Offshore Drilling & Other Services (e) — 0.0%
Entegris, Inc.
4.38%, 04/15/28		29	25,593
3.63%, 05/01/29		10	8,362

			33,955

Oil, Gas & Consumable Fuels — 2.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (e)		186	180,745
Antero Midstream Partners LP/Antero Midstream Finance Corp. (e)
5.75%, 03/01/27		80	74,400
5.75%, 01/15/28		15	13,656
5.38%, 06/15/29		66	59,107
Antero Resources Corp., 7.63%, 02/01/29 (e)		38	38,656
Apache Corp.
4.25%, 01/15/30		68	60,265
5.10%, 09/01/40		130	109,769
5.25%, 02/01/42		18	15,057
5.35%, 07/01/49		41	32,396
Arcosa, Inc., 4.38%, 04/15/29 (e)		117	99,281
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (e)
9.00%, 11/01/27		298	374,045
5.88%, 06/30/29		71	62,480
Buckeye Partners LP
5.85%, 11/15/43		16	11,360
5.60%, 10/15/44		1	696
Callon Petroleum Co.
6.13%, 10/01/24		33	33,508
9.00%, 04/01/25 (e)		237	251,220
6.38%, 07/01/26		38	35,055
8.00%, 08/01/28 (e)		250	240,150
7.50%, 06/15/30 (e)		279	256,719

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31 (a)(k)	EUR	100	$71,367
Centennial Resource Production LLC, 6.88%, 04/01/27 (e)	USD	36	34,187
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 06/15/29 (e)		179	172,287
Cheniere Energy Partners LP
4.50%, 10/01/29		211	188,360
4.00%, 03/01/31		201	170,910
3.25%, 01/31/32 (e)		163	128,362
Cheniere Energy, Inc., 4.63%, 10/15/28		616	554,751
Chesapeake Energy Corp. (e)
5.88%, 02/01/29		5	4,715
6.75%, 04/15/29		166	160,527
CITGO Petroleum Corp. (e)
7.00%, 06/15/25		90	87,075
6.38%, 06/15/26		74	68,315
Civitas Resources, Inc., 5.00%, 10/15/26 (e)		28	25,130
CNX Midstream Partners LP, 4.75%, 04/15/30 (e)		30	25,200
CNX Resources Corp., 6.00%, 01/15/29 (e)		33	30,829
Colgate Energy Partners III LLC (e)
7.75%, 02/15/26		38	36,124
5.88%, 07/01/29		129	113,036
Comstock Resources, Inc. (e)
6.75%, 03/01/29		137	122,674
5.88%, 01/15/30		220	189,200
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (e)		250	212,885
Crescent Energy Finance LLC, 7.25%, 05/01/26 (e)		222	202,020
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (e)
5.63%, 05/01/27		16	14,240
6.00%, 02/01/29		13	11,344
8.00%, 04/01/29		27	25,077
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25 (e)		441	414,540
DCP Midstream Operating LP (e)
6.45%, 11/03/36		179	175,420
6.75%, 09/15/37		6	5,708
DT Midstream, Inc. (e)
4.13%, 06/15/29		132	111,870
4.38%, 06/15/31		152	127,300
Dycom Industries, Inc., 4.50%, 04/15/29 (e)		33	28,813
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (e)		93	88,001
eG Global Finance PLC
6.75%, 02/07/25 (e)		200	188,577
6.25%, 10/30/25 (a)	EUR	142	133,360
Energy Transfer LP, Series H, (5 year CMT + 5.69%), 6.50% (g)(h)	USD	204	180,319
EnLink Midstream LLC
5.63%, 01/15/28 (e)		93	85,306
5.38%, 06/01/29		122	106,775
EnLink Midstream Partners LP
4.40%, 04/01/24		136	132,756
4.85%, 07/15/26		39	35,978
5.60%, 04/01/44		82	58,073
5.45%, 06/01/47		18	12,739

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP
6.00%, 07/01/25 (e)	USD	33	$31,636
4.13%, 12/01/26		17	14,684
6.50%, 07/01/27 (e)		117	108,787
4.50%, 01/15/29 (e)		8	6,495
7.50%, 06/01/30 (e)		27	25,937
4.75%, 01/15/31 (e)		199	158,702
Gulfport Energy Corp., 8.00%, 05/17/26 (e)		11	11,313
Harvest Midstream I LP, 7.50%, 09/01/28 (e)		20	18,785
Hess Midstream Operations LP, 4.25%, 02/15/30 (e)		77	64,485
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (e)		10	9,425
ITT Holdings LLC, 6.50%, 08/01/29 (e)		109	87,200
Kinetik Holdings LP, 5.88%, 06/15/30 (e)		177	168,613
MasTec, Inc., 4.50%, 08/15/28 (e)		56	50,382
Matador Resources Co., 5.88%, 09/15/26		233	223,978
Murphy Oil Corp.
5.75%, 08/15/25		35	34,633
5.88%, 12/01/27		20	18,665
Murphy Oil USA, Inc., 4.75%, 09/15/29		109	98,107
Nabors Industries Ltd. (e)
7.25%, 01/15/26		27	23,945
7.50%, 01/15/28		44	37,840
Nabors Industries, Inc., 7.38%, 05/15/27 (e)		104	98,800
New Fortress Energy, Inc. (e)
6.75%, 09/15/25		383	361,935
6.50%, 09/30/26		309	279,880
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (e)		80	72,000
NGPL PipeCo LLC, 7.77%, 12/15/37 (e)		186	202,412
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (e)		280	263,900
NuStar Logistics LP
5.75%, 10/01/25		41	38,335
6.00%, 06/01/26		124	115,940
6.38%, 10/01/30		2	1,738
Occidental Petroleum Corp.
6.95%, 07/01/24		19	19,570
8.00%, 07/15/25		11	11,578
5.88%, 09/01/25		38	37,835
5.50%, 12/01/25		49	48,265
8.88%, 07/15/30		23	26,406
6.63%, 09/01/30		743	765,290
6.13%, 01/01/31		25	25,336
7.50%, 05/01/31		27	29,025
6.45%, 09/15/36		32	32,800
6.20%, 03/15/40		302	297,470
6.60%, 03/15/46		18	19,116
PDC Energy, Inc., 6.13%, 09/15/24		68	67,537
Range Resources Corp., 4.88%, 05/15/25		39	38,041
Rockcliff Energy II LLC, 5.50%, 10/15/29 (e)		149	135,586
SM Energy Co.
5.63%, 06/01/25		22	20,790
6.75%, 09/15/26		46	43,395
6.63%, 01/15/27		10	9,350
6.50%, 07/15/28		52	47,825
Southwestern Energy Co.
5.38%, 02/01/29		92	85,339
4.75%, 02/01/32		52	44,435

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28	USD	151	$137,675
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (e)
6.00%, 03/01/27		14	12,495
6.00%, 12/31/30		10	8,300
6.00%, 09/01/31		41	33,825
Tap Rock Resources LLC, 7.00%, 10/01/26 (e)		245	231,333
Transocean, Inc., 11.50%, 01/30/27 (e)		167	156,751
Venture Global Calcasieu Pass LLC (e)
3.88%, 08/15/29		265	231,802
4.13%, 08/15/31		224	191,412
3.88%, 11/01/33		581	479,325
Vermilion Energy, Inc., 6.88%, 05/01/30 (e)		51	45,645
Western Midstream Operating LP
4.75%, 08/15/28		95	86,794
5.45%, 04/01/44		217	180,357
5.30%, 03/01/48		39	31,440
5.50%, 08/15/48		17	13,855
5.75%, 02/01/50		156	125,277

			12,882,542

Pharmaceuticals — 0.3%
Bausch Health Cos., Inc. (e)
9.00%, 12/15/25		55	40,637
6.13%, 02/01/27		21	17,850
7.00%, 01/15/28		36	20,610
5.00%, 02/15/29		55	28,600
6.25%, 02/15/29		2	1,064
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (a)	EUR	100	89,040
Elanco Animal Health, Inc., 6.40%, 08/28/28	USD	57	54,258
Gruenenthal GmbH, 4.13%, 05/15/28 (a)	EUR	100	89,600
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (a)		200	185,174
Option Care Health, Inc., 4.38%, 10/31/29 (e)	USD	67	57,453
Organon & Co./Organon Foreign Debt Co-Issuer BV (e)
4.13%, 04/30/28		200	177,000
5.13%, 04/30/31		200	172,566
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (e)		88	61,604
PRA Health Sciences, Inc., 2.88%, 07/15/26 (e)		200	178,000
Prestige Brands, Inc., 3.75%, 04/01/31 (e)		70	58,044
Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 05/09/27	EUR	100	88,604

			1,320,104

Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28 (e)	USD	90	83,587
DIC Asset AG, 2.25%, 09/22/26 (a)	EUR	100	69,689
Howard Hughes Corp. (e)
5.38%, 08/01/28	USD	8	6,700
4.13%, 02/01/29		51	39,336
4.38%, 02/01/31		63	46,625
Realogy Group LLC/Realogy Co-Issuer Corp. (e)
5.75%, 01/15/29		321	243,421

Security		Par (000)	Value

Real Estate Management & Development (continued)
Realogy Group LLC/Realogy Co-Issuer Corp. (e) (continued)
5.25%, 04/15/30	USD	43	$31,820
Starwood Property Trust, Inc., 4.38%, 01/15/27 (e)		25	21,702
WeWork Cos. LLC/WW Co.-Obligor, Inc., 5.00%, 07/10/25 (e)		70	45,209

			588,089

Road & Rail — 0.0%
Autostrade per l’Italia SpA, 2.00%, 01/15/30 (a)	EUR	100	82,002
Seaspan Corp., 5.50%, 08/01/29 (e)	USD	101	81,261

			163,263

Semiconductors & Semiconductor Equipment (e) — 0.2%
Entegris Escrow Corp., 4.75%, 04/15/29		398	370,629
Sensata Technologies BV, 4.00%, 04/15/29		36	30,531
Sensata Technologies, Inc.
4.38%, 02/15/30		223	189,813
3.75%, 02/15/31		49	39,271
Synaptics, Inc., 4.00%, 06/15/29		112	90,942

			721,186

Software (e) — 0.4%
Black Knight InfoServ LLC, 3.63%, 09/01/28		122	105,530
Boxer Parent Co., Inc.
7.13%, 10/02/25		148	141,719
9.13%, 03/01/26		215	200,856
Elastic NV, 4.13%, 07/15/29		120	100,174
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32		73	58,919
Maxar Technologies, Inc., 7.75%, 06/15/27		27	26,744
MicroStrategy, Inc., 6.13%, 06/15/28		144	114,672
MSCI, Inc.
3.63%, 09/01/30		64	53,355
3.88%, 02/15/31		11	9,405
3.63%, 11/01/31		41	33,749
3.25%, 08/15/33		58	46,231
Open Text Corp.
3.88%, 02/15/28		2	1,779
3.88%, 12/01/29		177	148,972
Playtika Holding Corp., 4.25%, 03/15/29		174	143,550
PTC, Inc., 4.00%, 02/15/28		80	72,293
SS&C Technologies, Inc., 5.50%, 09/30/27		393	366,496
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25		260	195,116

			1,819,560

Specialty Retail — 0.1%
Arko Corp., 5.13%, 11/15/29 (e)		58	43,937
Bath & Body Works, Inc., 7.60%, 07/15/37		96	77,392
Carvana Co., 10.25%, 05/01/30 (e)		53	43,460
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29 (e)		253	227,829
Staples, Inc., 7.50%, 04/15/26 (e)		90	74,598

			467,216

Technology Hardware, Storage & Peripherals — 0.0%
II-VI, Inc., 5.00%, 12/15/29 (e)		164	143,090

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (e) — 0.0%
Crocs, Inc.
4.25%, 03/15/29	USD	11	$8,136
4.13%, 08/15/31		49	34,680
Kontoor Brands, Inc., 4.13%, 11/15/29		32	25,412
Levi Strauss & Co., 3.50%, 03/01/31		57	46,598

			114,826

Thrifts & Mortgage Finance — 0.1%
Enact Holdings, Inc., 6.50%, 08/15/25 (e)		129	121,663
Home Point Capital, Inc., 5.00%, 02/01/26 (e)		58	40,020
MGIC Investment Corp., 5.25%, 08/15/28		47	42,086
Nationstar Mortgage Holdings, Inc. (e)
6.00%, 01/15/27		54	46,842
5.13%, 12/15/30		34	25,416
5.75%, 11/15/31		32	24,502
Rocket Mortgage LLC/Rocket Mortgage Co- Issuer, Inc., 2.88%, 10/15/26 (e)		59	48,758

			349,287

Utilities (e) — 0.1%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/26		23	19,787
6.50%, 10/15/28		20	16,504
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28		51	44,370
Vistra Operations Co. LLC
5.63%, 02/15/27		99	93,086
4.38%, 05/01/29		73	61,074

			234,821

Wireless Telecommunication Services — 0.4%
Altice France SA (e)
8.13%, 02/01/27		334	307,410
5.50%, 01/15/28		229	184,542
5.13%, 07/15/29		351	265,005
5.50%, 10/15/29		200	152,782
SBA Communications Corp.
3.13%, 02/01/29		8	6,548
3.88%, 02/15/27		410	374,244
T-Mobile USA, Inc.
2.63%, 02/15/29		45	37,880
3.38%, 04/15/29		116	101,500
2.88%, 02/15/31		71	58,946
3.50%, 04/15/31		146	126,061
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29 (e)		146	106,945
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25 (e)		147	139,834
Vmed O2 U.K. Financing I PLC, 4.75%, 07/15/31 (e)		200	161,570

			2,023,267

Total Corporate Bonds — 21.0% (Cost: $124,569,715)			99,906,902

Floating Rate Loan Interests (h)

Aerospace & Defense — 4.4%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		4,698	4,330,576

Security		Par (000)	Value

Aerospace & Defense (continued)
Atlas CC Acquisition Corp. (continued)
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28	USD	955	$880,795
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 6.25%, 10/31/26		812	786,061
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28 (l)		326	309,429
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		1,777	1,633,953
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		3,305	3,039,152
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.19%, 04/09/26		766	632,931
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29		1,474	1,367,262
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		5,074	4,754,311
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/15/25		880	855,685
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 3.92%, 12/09/25		2,382	2,253,110

			20,843,265

Air Freight & Logistics — 0.3%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		512	462,622
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26		366	326,789
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		840	755,498

			1,544,909

Airlines — 2.4%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		1,434	1,365,123
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (c)		1,802	1,653,702
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 3.40%, 01/29/27		571	501,586
2017 Incremental Term Loan, (6 mo. LIBOR + 2.00%), 2.84%, 12/15/23		1,785	1,723,384
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.37%, 06/27/25		436	385,291
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		3,013	2,970,986
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		3,279	3,038,776

			11,638,848

Auto Components — 2.5%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/10/28		721	669,066
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		3,217	2,995,511

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28	USD	1,755	$1,565,644
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 05/16/24		4,325	4,138,505
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/02/26 (c)		247	227,563
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 02/05/26		2,290	2,121,329

			11,717,618

Banks — 0.7%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27		2,162	1,984,738
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 10/29/28		1,412	1,301,310

			3,286,048

Beverages — 0.6%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (c)		1,030	926,781
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29		2,204	2,047,432

			2,974,213

Building Materials — 0.1%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		515	424,934

Building Products — 1.7%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/23/27		1,280	1,120,846
CPG International LLC, 2022 Term Loan B, (SOFR + 2.50%), 4.09%, 04/28/29 (c)		707	653,975
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28		723	684,975
LSF10 XL Bidco SCA, 2021 EUR Term Loan, (EURIBOR + 3.67%), 3.68%, 04/12/28	EUR	854	762,891
New AMI I LLC, 2022 Term Loan B, (SOFR + 6.00%), 7.52%, 03/08/29	USD	739	671,483
Standard Industries, Inc., 2021 Term Loan B, (6 mo. LIBOR + 2.50%), 3.79%, 09/22/28		1,426	1,375,209
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.51%, 12/31/26		3,038	2,683,128

			7,952,507

Capital Markets — 2.5%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29 (c)		2,373	2,206,518
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27		5,665	5,289,546
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		1,594	1,546,180
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.31%, 11/12/27		1,338	1,258,095

Security		Par (000)		Value

Capital Markets (continued)
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 06/27/25	USD	—	(m)	$234
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 06/30/28		1,300		1,242,492
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/12/24		520		510,434

				12,053,499

Chemicals — 4.8%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26		2,914		2,834,052
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28		3,060		2,917,276
Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 4.00%, 06/01/24		602		586,834
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 12/29/27		647		563,263
Element Materials Technology Group U.S. Holdings, Inc., 2017 USD Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.09%, 06/28/24		1,329		1,278,073
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 01/31/26		1,755		1,726,637
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 06/30/27		1,233		1,136,560
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 07/03/28		949		844,289
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.75%, 03/02/26		2,807		2,673,832
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.87%, 02/14/24		378		376,984
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/15/24		1,330		1,282,048
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.25%), 4.38%, 10/14/24		1,524		1,406,912
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.74%, 06/09/28		1,530		1,459,753
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		620		583,461
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		937		833,545
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.62%, 08/02/28 (c)		1,440		1,371,857
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%), 5.25%, 10/01/25		330		311,367
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		473		447,340

				22,634,083

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies — 5.1%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/12/28	USD	2,316	$2,117,936
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29		689	654,123
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 4.79%, 11/03/23		1,208	1,158,095
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.67%, 11/03/24		911	852,656
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26		693	627,068
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 6.92%, 01/31/28		985	837,576
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 6.92%, 01/20/29		1,402	1,184,690
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 10/08/28		615	608,761
Covanta Holding Corp.
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		997	940,020
2021 Term Loan C, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		75	70,590
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.88%, 11/27/26		1,702	1,610,050
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/12/25		2,667	2,539,007
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.00%, 05/09/25		434	401,706
Packers Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.44%, 03/09/28		1,475	1,346,762
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 3.65%, 09/23/26		1,487	1,384,857
Tempo Acquisition LLC, 2022 Term Loan B, (SOFR + 3.00%), 4.53%, 08/31/28		4,230	4,003,009
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 10.00%, 06/16/26		383	296,554
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25		3,247	3,100,438
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/30/28		691	645,879

			24,379,777

Communications Equipment — 0.4%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		2,198	2,041,296

Construction & Engineering — 1.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		3,562	3,064,106
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 09/30/29 (c)		815	768,138

Security		Par (000)	Value

Construction & Engineering (continued)
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/21/28	USD	925	$877,276
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28		2,422	2,229,127
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 05/12/28		1,553	1,441,516

			8,380,163

Construction Materials — 1.3%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.12%, 07/27/28		3,577	3,400,017
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/29/25		2,111	1,995,048
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 06/01/26		766	715,423

			6,110,488

Containers & Packaging — 1.3%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		2,219	2,087,788
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27		1,990	1,868,876
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		543	512,294
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 08/18/27		1,033	916,477
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 5.60%, 09/15/28		79	74,167
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 09/15/28		889	831,843

			6,291,445

Distributors — 0.9%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/27		1,062	1,001,814
TMK Hawk Parent Corp. (c)
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 10.50%, 1.00% Floor), 11.17%, 05/30/24		1,005	934,978
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.11%, 08/28/24		3,229	2,454,358

			4,391,150

Diversified Consumer Services — 3.1%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 12/30/24		1,264	1,206,290
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (c)		681	623,115
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/11/28		1,696	1,562,878
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 11/24/28 (c)		816	777,145

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 07/11/25	USD	2,596	$2,463,760
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (PRIME + 5.75%), 10.50%, 12/22/25		2,737	2,550,658
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 3.66%, 05/15/24		1,098	1,054,268
Okta, Inc., Term Loan, (SOFR + 6.25%), 7.63%, 12/15/26		763	644,241
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.99%, 10/28/27		680	640,456
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 9.01%, 08/10/23		415	401,664
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.01%, 08/10/23		850	593,013
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		1,667	1,591,488
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 07/20/28		654	610,321

			14,719,297

Diversified Financial Services — 6.9%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 07/31/26		919	872,075
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.06%, 03/10/28 (c)		750	721,563
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 02/04/28		1,532	1,452,840
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28 (c)		3,115	2,896,923
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%), 4.58%, 10/22/26		2,048	1,953,904
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 09/01/28		1,390	1,324,153
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 9.34%, 12/01/28 (c)		595	505,750
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		1,509	1,362,521
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 02/07/25		1,143	1,071,687
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		2,836	2,676,664
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28		380	357,355
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 07/03/24		1,321	1,258,137
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		218	207,917
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		531	500,555

Security		Par (000)		Value

Diversified Financial Services (continued)
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27	USD	2,034		$1,661,835
LEB Holdings USA, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 11/02/27		425		416,815
Oscar Acquisitionco LLC, Term Loan B, (SOFR + 4.50%), 6.11%, 04/29/29		961		852,887
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		1,906		1,767,575
RVR Dealership Holdings LLC, Term Loan B, (SOFR + 3.75%), 5.17%, 02/08/28		643		539,039
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 4.25%, 11/05/28		1,175		1,115,275
SMG U.S. Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 01/23/25		1,708		1,588,596
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.50%, 07/30/25		921		854,762
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		3,335		2,720,802
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27		1,299		1,219,452
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		1,094		1,005,452
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 3.82%, 04/30/28		1,876		1,745,262

				32,649,796

Diversified Telecommunication Services — 1.9%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.57%, 11/30/27		502		472,525
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.19%, 10/02/27		713		628,257
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		1,762		1,644,663
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (PRIME + 4.75%), 9.50%, 11/27/23		—	(m)	1
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 11/04/26		1,698		1,625,335
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 03/01/27		1,676		1,549,242
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		1,774		1,674,293
Virgin Media SFA Finance Ltd., GBP Term Loan L, 4.19%, 01/15/27	GBP	1,400		1,538,332

				9,132,648

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.7%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.08%, 12/15/27	USD	1,110	$1,067,566
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28		2,812	2,479,645

			3,547,211

Electrical Equipment — 1.1%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 7.63%, 06/23/28 (c)		1,344	1,259,855
AZZ, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 05/13/29 (c)		286	272,415
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27		2,146	2,020,652
II-VI, Inc., 2021 Bridge Term Loan B, 07/02/29 (l)		1,519	1,452,544

			5,005,466

Environmental, Maintenance & Security Service — 0.6%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 09/07/27		1,744	1,679,987
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 11/02/27		1,073	1,017,538

			2,697,525

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 05/11/24		271	262,737

Food & Staples Retailing — 0.3%
U.S. Foods, Inc.
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.57%, 09/13/26		735	691,754
2021 Term Loan B, (3 mo. LIBOR + 2.75%), 4.32%, 11/22/28		967	918,747

			1,610,501

Food Products — 2.3%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/01/25		1,184	992,826
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 6.42%, 10/01/25		1,342	1,133,587
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 10/25/27		2,451	2,216,988
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 01/29/27		3,272	3,003,230
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 4.92%, 02/05/26		1,677	1,561,090
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28		1,345	1,266,671
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/20/28		606	576,437

			10,750,829

Gas Utilities — 0.5%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		2,908	2,505,313

Security		Par (000)	Value

Health Care Equipment & Supplies — 1.4%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 11/01/28	USD	1,929	$1,801,871
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/04/28		678	642,547
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28		3,771	3,491,415
Venga Finance SARL, 2021 USD Term Loan B, 12/04/28 (c)(l)		570	529,864

			6,465,697

Health Care Providers & Services — 2.7%
CCRR Parent, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.01%, 03/06/28		1,405	1,329,651
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.75%, 09/29/28		903	852,146
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		1,414	1,336,630
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25		1,699	558,913
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 02/18/27		1,945	1,794,061
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 9.00%, 11/15/29		508	476,057
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 11/15/28		376	345,311
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.75%, 03/05/26		932	810,977
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 09/01/28		767	707,071
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 5.17%, 02/14/25		46	43,547
Sotera Health Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 12/11/26		2,247	2,131,841
Vizient, Inc., 2022 Term Loan B, (SOFR + 2.25%), 3.68%, 04/28/29		294	291,428
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/22/28		2,469	2,320,953

			12,998,586

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.74%, 07/24/26		849	792,969
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		536	493,120

			1,286,089

Health Care Technology — 2.9%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29		2,524	2,317,125
Change Healthcare Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.17%, 03/01/24		2,996	2,910,060
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 10/10/25		830	756,073
IQVIA, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 03/07/24		266	260,300

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology (continued)
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28	USD	3,272	$3,014,665
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.99%, 07/24/26 (c)		2,322	2,200,145
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 04/02/29 (c)		2,740	2,575,600

			14,033,968

Hotels, Restaurants & Leisure — 5.9%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 11/19/26		2,722	2,593,442
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 02/02/26		241	213,875
Aristocrat Technologies, Inc., 2022 Term Loan B, (SOFR + 2.25%), 4.40%, 05/24/29		175	168,613
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 12/23/24		1,571	1,509,922
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		1,063	1,022,755
Carnival Corp., (6 mo. LIBOR + 3.00%, 0.75% Floor), 5.88%, 06/30/25		620	574,682
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 03/17/28		687	646,632
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		812	791,002
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 03/08/24		4,157	3,060,254
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		3,201	2,943,831
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 11/30/23		873	862,087
IRB Holding Corp., 2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 02/05/25		1,378	1,303,758
Penn National Gaming, Inc., 2022 Term Loan B, (SOFR + 2.75%), 4.38%, 05/03/29		1,288	1,232,215
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 03/13/28		1,513	1,422,980
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29		711	673,672
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26		1,050	996,778
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/08/27		1,968	1,847,519
Travelport Finance Luxembourg SARL
2020 Super Priority Term Loan, (3 mo. LIBOR + 1.50%, 1.00% Floor), 3.75%, 02/28/25		1,638	1,616,168
2021 Consented Term Loan, (3 mo. LIBOR + 5.00%), 7.25%, 05/29/26		2,166	1,666,454

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.37%, 10/02/28	USD	793	$733,789
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 08/03/28		1,996	1,866,232
Wyndham Hotels & Resorts, Inc., Term Loan B, 05/30/25 (l)		173	166,426

			27,913,086

Household Durables — 1.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28		1,433	1,103,661
Snap One Holdings Corp., Term Loan B, (6 mo. LIBOR + 4.50%), 7.38%, 12/08/28		943	854,974
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29		1,958	1,680,219
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		727	595,377
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 10/30/27		906	819,481

			5,053,712

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 03/03/28		474	455,633

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/25		658	630,826
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.67%, 08/12/26		1,045	989,137
Term Loan B9, (1 mo. LIBOR + 2.00%), 3.67%, 04/05/26		1,894	1,779,833

			3,399,796

Industrial Conglomerates — 2.4%
AVSC Holding Corp. (i)
2020 Term Loan B1, (0.25% PIK), 5.11%, 03/03/25		3,181	2,728,252
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		1,515	1,597,852
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.99%, 09/29/28		1,527	1,406,851
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		736	729,477
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 9.00%, 07/28/28		961	853,262
Vertical U.S. Newco, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.02%, 07/30/27		1,682	1,567,072
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.87%, 03/02/27		2,588	2,400,381

			11,283,147

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance — 4.1%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25	USD	2,403	$2,256,856
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27		3,299	3,060,832
Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		1,172	1,105,725
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/19/28		2,969	2,799,967
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		1,288	1,204,082
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		768	717,952
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.21%, 04/25/25		2,351	2,221,520
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.35%, 04/25/25		2,986	2,826,640
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 02/15/27		164	150,972
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27 (c)		1,011	970,511
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26		1,353	1,283,716
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		726	699,335

			19,298,108

Interactive Media & Services — 2.3%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 06/26/28		2,196	2,094,347
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/06/27		636	579,051
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26		2,963	2,787,566
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 08/10/27		1,695	1,625,889
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		4,499	4,093,932

			11,180,785

Internet & Direct Marketing Retail — 0.4%
CNT Holdings I Corp., 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.69%, 11/08/27		1,646	1,558,700
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 02/12/27 (c)		324	299,395

			1,858,095

Internet Software & Services — 0.3%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.07%, 02/25/27		1,543	1,473,475

IT Services — 6.1%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.38%, 11/24/28		1,275	1,204,875

Security		Par (000)	Value

IT Services (continued)
Aruba Investments, Inc. (continued)
2020 USD Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.63%, 11/24/27 (c)	USD	681	$626,889
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25		2,028	1,884,325
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 10/30/26		2,114	1,995,753
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.50%, 09/21/28		1,485	1,405,117
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.19%, 06/04/29 (c)		1,248	898,560
Term Loan, (1 mo. LIBOR + 3.50%), 5.19%, 06/02/28		2,967	2,459,708
Fleetcor Technologies Operating Co. LLC,
2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/28/28		1,950	1,872,854
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		5,037	4,803,020
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (c)		2,237	2,012,953
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.25%, 10/09/28		3,730	3,702,025
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 05/05/26 (c)		855	797,398
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.42%, 11/16/26		1,646	1,549,674
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 3.92%, 12/01/28		2,288	2,176,833
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/11/28		927	873,370
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 03/31/28		863	828,017
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/02/26		192	185,161

			29,276,532

Leisure Products — 0.4%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.23%, 12/01/28		857	808,760
MND Holdings III Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 06/19/24		770	750,901
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		299	284,238

			1,843,899

Life Sciences Tools & Services — 2.7%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 3.92%, 11/08/27		2,348	2,239,681
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27		3,991	3,676,235

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Life Sciences Tools & Services (continued)
ICON Luxembourg SARL
LUX Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28	USD	2,433	$2,347,206
US Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		606	584,810
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (SOFR + 3.00%), 3.85%, 10/19/27 (c)		1,300	1,232,079
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.88%, 11/15/28		2,997	2,808,093

			12,888,104

Machinery — 3.0%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%), 6.43%, 08/17/26		1,615	1,542,687
ASP Blade Holdings, Inc., Initial Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 10/13/28		353	307,920
Clark Equipment Co., 2022 Term Loan B, (SOFR + 2.50%), 4.65%, 04/20/29		264	254,094
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 05/14/28		358	341,148
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/21/28		1,031	961,601
Fluidra SA, 2022 USD Term Loan B, (SOFR + 2.00%), 3.63%, 01/29/29		271	261,958
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27		2,489	2,377,164
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28		3,278	2,977,638
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29		1,197	1,112,167
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		4,228	3,867,397
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 10/04/28		111	108,880

			14,112,654

Media — 11.7%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25		649	585,289
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 3.79%, 01/31/26		1,732	1,560,741
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26		2,788	2,541,347
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 4.20%, 04/22/26		1,320	1,108,482
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 05/03/28		433	415,325
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 04/30/25		2,581	2,508,852
City Football Group Ltd., Term Loan, (3 mo. LIBOR + 3.50%), 4.60%, 07/21/28 (c)		1,403	1,284,186
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		3,381	2,894,997

Security		Par (000)		Value

Media (continued)
CMG Media Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/26	USD	—	(m)	$190
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		7,243		6,645,054
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.57%, 07/17/25		579		537,212
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 3.82%, 04/15/27		1,845		1,711,103
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 4.42%, 01/07/28		759		716,912
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 12/01/23 (c)		753		659,228
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/24/25		1,526		1,471,186
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.35%, 10/17/26		2,262		2,109,304
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24		4,175		3,922,222
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		2,530		2,377,742
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		984		923,572
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 09/18/26		1,004		987,637
Sinclair Television Group, Inc., 2022 Term Loan B4, (SOFR + 3.75%), 5.38%, 04/21/29 (c)		1,581		1,454,520
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 09/28/23 (c)		4,338		4,153,756
Trader Interactive LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 07/28/28 (c)		495		472,664
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 4.32%, 01/31/29		672		637,176
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 4.57%, 01/31/29		2,097		2,004,501
USD Term Loan N, (1 mo. LIBOR + 2.50%), 3.82%, 01/31/28		2,578		2,409,205
Voyage Digital Ltd., (SOFR + 4.50%), 5.28%, 05/11/29 (c)		885		840,750
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/18/25		3,105		2,914,033
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 3.79%, 01/20/28		1,854		1,775,822
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		4,386		4,030,943

				55,653,951

Oil, Gas & Consumable Fuels — 1.8%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.02%, 11/01/25		556		582,266
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 12/13/25		1,090		921,543

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 06/28/24	USD	46	$27,614
2020 Take Back Term Loan, (3.00% PIK), 2.83%, 06/30/25 (i)		337	169,274
Lucid Energy Group II Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.87%, 11/24/28		2,093	2,062,184
Medallion Midland Acquisition LLC, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 10/18/28		1,681	1,608,302
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.82%, 01/31/28		568	564,947
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.71%, 10/05/28		2,727	2,589,086

			8,525,216

Personal Products — 1.1%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (SOFR + 6.00%, 1.00% Floor), 7.65%, 12/22/26		357	349,614
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 5.42%, 07/03/28		194	192,054
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26		5,332	4,922,207

			5,463,875

Pharmaceuticals — 2.6%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.50%, 05/04/25		1,070	966,010
Bausch Health Cos., Inc., 2022 Term Loan B, (SOFR + 5.25%), 6.55%, 02/01/27		1,900	1,624,387
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 3.63%, 02/22/28		1,860	1,829,236
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.81%, 08/01/27		1,328	1,251,621
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 11/15/27		1,762	1,661,723
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 05/05/28		2,134	2,031,860
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 10/27/28		611	582,250
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%), 4.63%, 06/02/28		1,360	1,306,121
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 11/18/27 (c)		1,218	1,123,332

			12,376,540

Professional Services — 1.2%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (SOFR + 3.25%), 4.75%, 01/18/29		624	580,576
Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26		2,088	1,965,970

Security		Par (000)		Value

Professional Services (continued)
Element Materials Technology Group
U.S. Holdings, Inc. (l)
2022 USD Delayed Draw Term Loan B, 04/12/29	USD	529		$506,604
2022 USD Delayed Draw Term Loan D, 04/12/29		1,146		1,097,641
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		1,749		1,637,501

				5,788,292

Real Estate Management & Development — 0.8%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		2,161		1,946,820
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 08/21/25		2,048		1,923,502

				3,870,322

Road & Rail — 0.4%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 08/06/27		571		539,942
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.09%, 08/04/25 (c)		1,346		1,197,687

				1,737,629

Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 09/19/26		—	(m)	21
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.36%, 12/02/28		551		534,803

				534,824

Software — 12.6%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 09/19/24		431		412,475
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.75%, 09/19/25		630		604,995
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.98%, 02/12/25		2,664		2,635,266
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.99%, 10/30/28		581		579,438
2022 Term Loan, 05/17/29 (l)		661		632,081
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (l)		634		597,627
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (c)		846		736,020
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28		2,593		2,379,536
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 09/29/28		893		816,070
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/16/28		1,055		941,028
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (c)		499		430,654
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 02/04/28		251		236,556

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28	USD	1,886	$1,825,648
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		1,887	1,730,065
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 10/27/28		4,478	4,240,012
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.27%, 10/30/28 (c)		642	608,665
IPS Corp.
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 8.67%, 10/01/29		919	851,224
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		516	472,926
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		2,105	1,886,115
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		1,907	1,735,281
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		3,050	2,767,875
Netsmart Technologies, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 10/01/27		1,380	1,310,692
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.92%, 12/18/28 (c)		824	782,800
Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/17/27		1,894	1,779,913
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28		2,481	2,300,592
2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.82%, 08/31/29		1,281	1,223,355
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28		5,456	5,031,110
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 8.17%, 04/23/29		2,629	2,493,240
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 05/30/25		581	548,595
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25		2,418	2,317,030
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		3,678	3,422,567
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.42%, 04/16/25		401	379,903
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/16/25		325	308,194
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.42%, 04/16/25		1,700	1,611,487
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		2,577	2,521,417

Security		Par (000)	Value

Software (continued)
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27	USD	1,216	$1,118,920
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		3,770	3,522,186
Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/04/26		2,493	2,350,271

			60,141,829

Specialty Retail — 3.8%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 3.69%, 11/13/25		1,977	1,908,080
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 3.50%, 10/30/26 (c)		1,134	1,082,898
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.88%, 04/13/28		1,720	1,649,330
EG Group Ltd., 2021 Term Loan, 6.50%, 03/31/26		502	473,797
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28		599	564,297
Mavis Tire Express Services Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.63%, 05/04/28		2,658	2,452,110
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 5.92%, 08/31/26		1,847	1,663,075
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		4,670	4,382,711
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		860	789,894
Restoration Hardware, Inc., 2022 Incremental Term Loan, (SOFR + 3.25%), 4.88%, 10/20/28		753	670,170
Reverb Buyer, Inc., 2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.38%, 11/01/28		1,763	1,650,207
WOOF Holding, Inc. (c)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.81%, 12/21/27		485	452,134
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 9.31%, 12/21/28		495	475,200

			18,213,903

Technology Hardware, Storage & Peripherals — 0.2%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/23/26		890	790,174

Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29		1,659	1,506,445

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 05/19/28		1,221	1,162,644
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (c)		1,061	922,602

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors (continued)
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 7.00%, 04/03/28	USD	598	$549,752
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		868	797,678

			3,432,676

Wireless Telecommunication Services — 1.0%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR), 4.99%, 04/30/28		968	914,203
MetroNet Systems Holdings LLC, 2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28		624	576,029
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 04/11/25		3,318	3,191,235

			4,681,467

Total Floating Rate Loan Interests — 123.4% (Cost: $627,998,083)			587,084,075

		Shares

Investment Companies

Fixed Income Funds — 0.1%
Invesco Senior Loan ETF		16,200	328,374

Total Investment Companies — 0.1% (Cost: $349,754)			328,374

		Benefical Interest (000)

Other Interests (n)

IT Services (b)(c) — 0.0%
Millennium Corp.	USD	1,156	—
Millennium Lender Claim Trust		1,084	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 0.4% (g)(h)

Automobiles — 0.0%
General Motors Financial Co., Inc., Series C, 5.70%	USD	50	43,500
Volkswagen International Finance NV, 4.38% (a)	EUR	100	84,083

			127,583

Diversified Financial Services — 0.3%
Barclays PLC, 4.38%	USD	200	153,373
HSBC Holdings PLC, 6.00%		600	537,750
JPMorgan Chase & Co.
Series FF, 5.00%		765	675,112
Series HH, 4.60%		166	140,191

			1,506,426

Electric Utilities — 0.0%
Edison International, Series B, 5.00%		55	43,760

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00% (e)	USD	77	$69,877

Utilities — 0.1%
Electricite de France SA, 3.38% (a)	EUR	200	136,225

			1,883,871

		Shares

Preferred Stocks — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50% (g)(h)		13,550	331,162

Insurance — 0.0%
Alliant Holdings, Inc. (c)		83	75,210

			406,372

Total Preferred Securities — 0.5% (Cost: $2,675,908)			2,290,243

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc.		5,283	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (b)		1,152	11,831

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01) (b)(c)		1	—

Total Warrants — 0.0% (Cost: $ — )			11,831

Total Long-Term Investments — 145.1% (Cost: $769,685,734)			690,414,413

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (o)(p)		2,322,065	2,322,065

Total Short-Term Securities — 0.5% (Cost: $2,322,065)			2,322,065

Total Investments — 145.6% (Cost: $772,007,799)			692,736,478
Liabilities in Excess of Other Assets — (45.6)%			(216,802,197)

Net Assets — 100.0%			$475,934,281

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,210, representing less than 0.05% of its net assets as of period end, and an original cost of $255,714.

(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Perpetual security with no stated maturity date.
(h)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	Convertible security.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Rounds to less than 1,000.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)	Affiliate of the Fund.
(p)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$435,992	$1,886,073	(a)	$—	$—	$—	$2,322,065	2,322,065	$5,041	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	705,477	EUR	657,000	Bank of Montreal	09/21/22	$13,142
USD	2,769,395	EUR	2,615,000	BNP Paribas S.A.	09/21/22	13,754
USD	438,868	GBP	354,000	Bank of America N.A.	09/21/22	7,299
USD	1,723,075	GBP	1,374,000	Natwest Markets PLC	09/21/22	48,003

						$82,198

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V2	5.00%	Quarterly	12/20/26	B+		USD	4,950		$(61,886)	$332,573	$(394,459)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	NR		USD	170	$(4,888)	$(4,050)	$(838)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR		USD	185	(16,595)	(15,429)	(1,166)
Adler Real Estate AG	5.00	Quarterly	Goldman Sachs International	12/20/26	CCC		EUR	10	(3,328)	(21)	(3,307)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	CCC		EUR	30	(9,986)	127	(10,113)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	10	(1,626)	(391)	(1,235)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	5	(825)	198	(1,023)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	12/20/26	B+		EUR 5		$(802)	$204	$(1,006)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR 10		(1,625)	385	(2,010)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	B+		EUR 10		(1,625)	456	(2,081)
CMA CGM SA	5.00	Quarterly	Barclays Bank PLC	06/20/27	BB+		EUR 6		(248)	178	(426)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR 20		(868)	913	(1,781)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR 6		(256)	198	(454)

									$(42,672)	$(17,232)	$(25,440)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$332,573	$—	$—	$ (394,459)
OTC Swaps	2,659	(19,891)	—	(25,440)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$82,198	$—	$—	$82,198
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,659	—	—	—	—	2,659

	$—	$2,659	$—	$82,198	$—	$—	$84,857

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	$—	$394,459	$—	$—	$—	$—	$394,459
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	45,331	—	—	—	—	45,331

	$—	$439,790	$—	$—	$—	$—	$439,790

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$488,751	$—	$—	$488,751
Options purchased (a)	—	—	—	—	(486)	—	(486)
Swaps	—	81,784	—	—	—	—	81,784

	$—	$81,784	$—	$488,751	$(486)	$—	$570,049

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$170,267	$—	$—	$170,267
Swaps	—	(532,005)	—	—	—	—	(532,005)

	$—	$(532,005)	$—	$170,267	$—	$—	$(361,738)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,712,795
Options:
Average value of option contracts purchased	$—	(a)
Credit default swaps:
Average notional value — sell protection	$5,432,732

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$82,198	$—
Swaps — centrally cleared	—	4,109
Swaps — OTC (a)	2,659	45,331

Total derivative assets and liabilities in the Statements of Assets and Liabilities	84,857	49,440

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,109)

Total derivative assets and liabilities subject to an MNA	$84,857	$45,331

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$7,299	$(1,626)	$—	$—	$5,673
Bank of Montreal	13,142	—	—	—	13,142
Barclays Bank PLC	376	(376)	—	—	—
BNP Paribas S.A	13,754	—	—	—	13,754
Credit Suisse International	1,700	(1,700)	—	—	—
Morgan Stanley & Co. International PLC	583	(583)	—	—	—
Natwest Markets PLC	48,003	—	—	—	48,003

	$84,857	$(4,285)	$—	$—	$80,572

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$1,626	$(1,626)	$—	$—	$—
Barclays Bank PLC	22,932	(376)	—	(22,556)	—
Credit Suisse International	5,251	(1,700)	—	—	3,551
Goldman Sachs International	3,328	—	—	—	3,328
Morgan Stanley & Co. International PLC	12,194	(583)	—	—	11,611

	$45,331	$(4,285)	$—	$(22,556)	$18,490

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$188,371	$—	$188,371
Common Stocks
Construction & Engineering	80,645	—	—	80,645
Diversified Financial Services	—	—	10,753	10,753
Metals & Mining	—	1,664	1,210	2,874
Oil, Gas & Consumable Fuels	223,529	—	—	223,529
Semiconductors & Semiconductor Equipment	29,818	—	—	29,818
Specialty Retail	—	256,998	—	256,998
Corporate Bonds
Aerospace & Defense	—	3,064,852	—	3,064,852
Airlines	—	3,382,127	—	3,382,127
Auto Components	—	2,205,486	—	2,205,486
Automobiles	—	2,049,550	—	2,049,550
Banks	—	129,435	30,390	159,825
Beverages	—	2,028,350	—	2,028,350
Biotechnology	—	87,049	—	87,049
Building Materials	—	815,859	—	815,859
Building Products	—	1,317,684	—	1,317,684
Capital Markets	—	1,464,902	—	1,464,902
Chemicals	—	2,844,537	—	2,844,537
Commercial Services & Supplies	—	1,160,816	—	1,160,816
Communications Equipment	—	634,835	—	634,835
Construction Materials	—	490,522	—	490,522
Consumer Discretionary	—	1,943,793	—	1,943,793
Consumer Finance	—	2,614,400	—	2,614,400
Containers & Packaging	—	651,906	—	651,906
Diversified Consumer Services	—	2,343,681	—	2,343,681
Diversified Financial Services	—	1,082,781	—	1,082,781
Diversified Telecommunication Services	—	4,379,760	—	4,379,760
Electric Utilities	—	588,543	—	588,543
Electrical Equipment	—	352,081	1	352,082
Electronic Equipment, Instruments & Components	—	1,246,911	—	1,246,911
Energy Equipment & Services	—	555,550	—	555,550
Entertainment	—	185,827	—	185,827
Environmental, Maintenance & Security Service	—	752,454	—	752,454

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Equity Real Estate Investment Trusts (REITs)	$—	$1,287,275	$—	$1,287,275
Food & Staples Retailing.	—	1,416,071	—	1,416,071
Food Products	—	1,048,954	—	1,048,954
Gas Utilities	—	24,661	—	24,661
Health Care Equipment & Supplies	—	724,522	—	724,522
Health Care Providers & Services	—	4,439,565	—	4,439,565
Health Care Technology	—	1,095,805	—	1,095,805
Hotels, Restaurants & Leisure	—	4,795,348	—	4,795,348
Household Durables	—	872,558	—	872,558
Household Products	—	33,297	—	33,297
Independent Power and Renewable Electricity Producers	—	673,652	—	673,652
Insurance	—	2,177,190	—	2,177,190
Interactive Media & Services	—	488,367	—	488,367
Internet Software & Services	—	1,778,898	—	1,778,898
IT Services	—	3,013,221	—	3,013,221
Leisure Products	—	202,189	—	202,189
Machinery	—	2,267,751	—	2,267,751
Media	—	11,732,106	—	11,732,106
Metals & Mining	—	2,447,931	—	2,447,931
Mortgage Real Estate Investment Trusts (REITs)	—	8,899	—	8,899
Multiline Retail	—	113,354	—	113,354
Offshore Drilling & Other Services	—	33,955	—	33,955
Oil, Gas & Consumable Fuels	71,367	12,811,175	—	12,882,542
Pharmaceuticals	—	1,320,104	—	1,320,104
Real Estate Management & Development	—	588,089	—	588,089
Road & Rail	—	163,263	—	163,263
Semiconductors & Semiconductor Equipment	—	721,186	—	721,186
Software	—	1,819,560	—	1,819,560
Specialty Retail	—	467,216	—	467,216
Technology Hardware, Storage & Peripherals	—	143,090	—	143,090
Textiles, Apparel & Luxury Goods	—	114,826	—	114,826
Thrifts & Mortgage Finance	—	349,287	—	349,287
Utilities	—	234,821	—	234,821
Wireless Telecommunication Services	—	2,023,267	—	2,023,267
Floating Rate Loan Interests	—	540,008,949	47,075,126	587,084,075
Investment Companies	328,374	—	—	328,374
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	1,883,871	—	1,883,871
Preferred Stocks	331,162	—	75,210	406,372
Warrants	11,831	—	—	11,831
Short-Term Securities
Money Market Funds	2,322,065	—	—	2,322,065
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(66,675)	(5,454)	(72,129)

	$3,398,791	$642,078,322	$47,187,236	$692,664,349

Derivative Financial Instruments (b)
Assets
Foreign Currency Exchange Contracts	$—	$82,198	$—	$82,198
Liabilities
Credit Contracts	—	(419,899)	—	(419,899)

	$—	$(337,701)	$—	$(337,701)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $222,000,000 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total

Assets
Opening balance, as of December 31, 2021	$11,700	$1	$26,559,403	$—	(a)	$86,236	(259)	—	$26,657,081
Transfers into Level 3 (b)	—	33,016	32,800,656	—		—	(1,943)	—	32,831,729
Transfers out of Level 3 (c)	—	—	(7,991,613)	—		—	259	—	(7,991,354)
Accrued discounts/premiums	—	—	215,229	—		—	—	—	215,229
Net realized gain (loss)	—	—	45,325	—		—	—	—	45,325
Net change in unrealized appreciation (depreciation) (d)(e)	263	(2,626)	(3,839,934)	—		(11,026)	(3,511)	—	(3,856,835)
Purchases	—	—	6,284,128	—		—	—	—	6,284,128
Sales	—	—	(6,998,068)	—		—	—	—	(6,998,068)

Closing balance, as of June 30, 2022	$11,963	$30,391	$47,075,126	$—	(a)	$75,210	(5,454)	—	$47,187,236

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (e)	$263	$(2,626)	$(3,717,203)	$—		$(11,026)	(3,511)	—	$(3,734,104)

(a)	Rounds to less than $1.
(b)
As of December 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd. (a)		123,933	$70,642

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd. (b)		309,827,230	3,098

Metals & Mining — 0.0%
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $214,007) (b)(c)		12,198	1,012

Semiconductors & Semiconductor Equipment (a) — 0.0%
Maxeon Solar Technologies Ltd.		232	3,083
SunPower Corp.		1,860	29,407

			32,490

Software — 0.0%
Avaya Holdings Corp. (a)		66	148

Specialty Retail — 0.2%
NMG Parent LLC		3,613	628,662

Total Common Stocks — 0.2% (Cost: $5,728,234)			736,052

		Par (000)

Corporate Bonds

Airlines — 0.3%
Allegiant Travel Co., 8.50%, 02/05/24 (d)	USD	1,195	1,180,063

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25 (d)		446	441,741

Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 04/01/29 (d)		410	291,100

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (d)		118	102,955

Building Products — 0.0%
White Cap Buyer LLC, 6.88%, 10/15/28 (d)		250	200,000

Chemicals (d) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28		51	40,290
WR Grace Holdings LLC, 5.63%, 08/15/29		388	285,665

			325,955

Construction Materials — 0.1%
Wolverine Escrow LLC, 9.00%, 11/15/26 (d)		1,028	599,118

Diversified Telecommunication Services (d) — 0.1%
Lumen Technologies, Inc., 5.38%, 06/15/29		398	315,126
Zayo Group Holdings, Inc., 6.13%, 03/01/28		251	181,250

			496,376

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28 (d)		144	116,901
Texas Competitive Electric Holdings, 1.00%, 11/10/21 (a)(b)(e)		1,710	—

			116,901

Electronic Equipment, Instruments & Components — 0.2%
Vertiv Group Corp., 4.13%, 11/15/28 (d)		901	731,540

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc., 3.88%, 11/01/29 (d)	USD	374	$327,119

Health Care Providers & Services — 0.1%
Medline Borrower LP, 5.25%, 10/01/29 (d)		384	315,379

Hotels, Restaurants & Leisure (d) — 0.1%
Caesars Entertainment, Inc., 4.63%, 10/15/29		390	303,225
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30		381	292,417

			595,642

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (d)		357	316,795

Internet Software & Services (d) — 0.2%
Expedia Group, Inc., 6.25%, 05/01/25		337	347,081
Uber Technologies, Inc., 4.50%, 08/15/29		381	313,372

			660,453

Machinery — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29 (d)		1,203	921,883

Media (d) — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50		513	487,956
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (f)		225	116,065
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26		573	494,086

			1,098,107

Oil, Gas & Consumable Fuels — 0.1%
Occidental Petroleum Corp., 6.63%, 09/01/30		619	637,570

Real Estate Management & Development — 0.0%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29 (d)		265	200,955

Wireless Telecommunication Services — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25 (d)		138	131,273

Total Corporate Bonds — 2.2% (Cost: $11,186,948)			9,690,925

Floating Rate Loan Interests (g)

Aerospace & Defense — 4.1%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		5,405	4,982,352
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		1,099	1,013,360
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 6.25%, 10/31/26		711	688,324
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28 (h)		374	354,990
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.19%, 04/09/26		766	632,931
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29		1,699	1,576,157
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		5,730	5,368,478

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)

Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/15/25	USD	990	$963,005
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 3.92%, 12/09/25		2,533	2,396,752

			17,976,349

Air Freight & Logistics — 0.4%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		582	525,381
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26		416	371,405
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		965	868,911

			1,765,697

Airlines — 3.0%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		1,636	1,557,443
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (b)		2,048	1,878,581
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 3.40%, 01/29/27		1,027	901,779
2017 Incremental Term Loan, (6 mo. LIBOR + 2.00%), 2.84%, 12/15/23		1,557	1,503,465
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.37%, 06/27/25		501	443,496
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		3,455	3,406,394
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		3,707	3,436,014

			13,127,172

Auto Components — 2.8%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/10/28		817	758,214
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		3,646	3,395,319
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28		2,032	1,813,083
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 05/16/24		3,750	3,588,208
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/02/26 (b)		214	197,881
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 02/05/26		2,586	2,394,978

			12,147,683

Security		Par (000)	Value

Banks — 0.9%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27	USD	2,493	$2,288,434
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 10/29/28		1,613	1,486,557

			3,774,991

Beverages — 0.8%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (b)		1,179	1,061,038
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29		2,541	2,360,246

			3,421,284

Building Materials — 0.1%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		438	361,393

Building Products — 2.0%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/23/27		1,473	1,289,633
CPG International LLC, 2022 Term Loan B, (SOFR + 2.50%), 4.09%, 04/28/29 (b)		800	740,000
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28		823	779,445
LSF10 XL Bidco SCA, 2021 EUR Term Loan, (EURIBOR + 3.67%), 3.68%, 04/12/28	EUR	854	762,891
New AMI I LLC, 2022 Term Loan B, (SOFR + 6.00%), 7.52%, 03/08/29	USD	850	772,825
Standard Industries, Inc., 2021 Term Loan B, (6 mo. LIBOR + 2.50%), 3.79%, 09/22/28		1,624	1,565,717
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.51%, 12/31/26		3,188	2,815,425

			8,725,936

Capital Markets — 3.4%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29 (b)		2,699	2,509,588
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27		6,210	5,798,802
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		1,806	1,751,820
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.31%, 11/12/27		1,522	1,430,923
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 06/27/25		820	778,938
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 06/30/28		1,477	1,412,445
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/12/24		1,170	1,147,338

			14,829,854

Chemicals — 5.4%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26		2,527	2,457,627

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28	USD	3,462	$3,300,457
Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 4.00%, 06/01/24		698	680,019
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 12/29/27		732	637,218
Element Materials Technology Group U.S. Holdings, Inc., 2017 USD Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.09%, 06/28/24		1,145	1,101,156
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 01/31/26		1,993	1,963,283
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 06/30/27		1,399	1,289,859
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 07/03/28		1,079	960,633
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.75%, 03/02/26		2,438	2,322,304
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.87%, 02/14/24		431	429,240
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/15/24		1,506	1,452,067
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.25%), 4.38%, 10/14/24		1,729	1,595,977
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.74%, 06/09/28		1,739	1,658,037
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		705	663,036
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		1,060	943,718
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.62%, 08/02/28 (b)		1,653	1,574,350
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%), 5.25%, 10/01/25		160	151,094
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		538	509,496

			23,689,571

Commercial Services & Supplies — 6.3%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/12/28		2,636	2,410,709
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29		791	750,960
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.42%, 03/11/25		155	148,191
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 4.79%, 11/03/23		1,932	1,852,399
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.67%, 11/03/24		1,133	1,059,734
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26		790	714,060
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 6.92%, 01/31/28		1,117	949,227
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 6.92%, 01/20/29		1,596	1,348,620

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 10/08/28	USD	700	$693,475
Covanta Holding Corp.
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		1,140	1,075,366
2021 Term Loan C, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		86	80,754
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.88%, 11/27/26		1,960	1,854,424
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/12/25		2,551	2,429,078
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.00%, 05/09/25		518	479,747
Packers Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.44%, 03/09/28		1,680	1,533,962
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 3.65%, 09/23/26		1,938	1,804,762
Tempo Acquisition LLC, 2022 Term Loan B, (SOFR + 3.00%), 4.53%, 08/31/28		4,828	4,568,385
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 10.00%, 06/16/26		333	257,414
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25		3,132	2,991,519
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/30/28		786	734,966

			27,737,752

Communications Equipment — 0.5%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		2,528	2,347,586

Construction & Engineering — 2.0%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		4,024	3,467,302
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/21/28		1,045	991,153
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28		2,786	2,564,207
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 05/12/28		1,760	1,633,518

			8,656,180

Construction Materials — 1.6%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.12%, 07/27/28		4,120	3,915,395
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/29/25		2,391	2,259,611
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 06/01/26		868	811,057

			6,986,063

Containers & Packaging — 1.6%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		2,379	2,239,197
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27		2,299	2,159,475
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		619	583,576

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 08/18/27	USD	1,183	$1,048,726
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 5.60%, 09/15/28		90	84,254
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 09/15/28		1,010	944,973

			7,060,201

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/27		1,200	1,132,622
TMK Hawk Parent Corp. (b)
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 10.50%, 1.00% Floor), 11.17%, 05/30/24		954	887,345
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.11%, 08/28/24		3,065	2,329,319

			4,349,286

Diversified Consumer Services — 3.3%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 12/30/24		1,433	1,366,877
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (b)		781	714,615
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/11/28		1,934	1,781,956
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 11/24/28 (b)		932	888,030
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 07/11/25		2,238	2,124,225
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (PRIME + 5.75%), 10.50%, 12/22/25		1,713	1,596,641
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 3.66%, 05/15/24		1,118	1,074,228
Okta, Inc., Term Loan, (SOFR + 6.25%), 7.63%, 12/15/26		874	737,475
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.99%, 10/28/27		760	715,703
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 9.01%, 08/10/23		467	452,351
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.01%, 08/10/23		732	511,052
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		1,789	1,708,251
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 07/20/28		743	692,746

			14,364,150

Diversified Financial Services — 7.8%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 07/31/26		1,026	974,285

Security		Par (000)	Value

Diversified Financial Services (continued)
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.06%, 03/10/28 (b)	USD	848	$816,132
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 02/04/28		1,740	1,650,808
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28 (b)		3,563	3,313,592
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%), 4.58%, 10/22/26		2,335	2,228,311
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 09/01/28		1,604	1,527,462
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 9.34%, 12/01/28 (b)		670	569,500
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		1,738	1,569,290
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 02/07/25		909	851,933
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		3,279	3,094,261
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28		429	402,872
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 07/03/24		1,681	1,601,145
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		248	236,530
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		605	569,921
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		2,332	1,905,845
LEB Holdings USA, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 11/02/27		243	238,258
Oscar Acquisitionco LLC, Term Loan B, (SOFR + 4.50%), 6.11%, 04/29/29		1,108	983,350
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		2,188	2,029,490
RVR Dealership Holdings LLC, Term Loan B, (SOFR + 3.75%), 5.17%, 02/08/28		735	615,969
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 4.25%, 11/05/28		1,340	1,271,888
SMG U.S. Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 01/23/25		421	391,154
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.50%, 07/30/25		226	209,647
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		3,726	3,040,053
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27		1,474	1,383,310
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		1,235	1,134,867
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 3.82%, 04/30/28		1,617	1,504,311

			34,114,184

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services — 2.2%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.57%, 11/30/27	USD	569	$535,529
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.19%, 10/02/27		808	711,983
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		1,987	1,855,110
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 11/04/26		1,933	1,851,068
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 03/01/27		1,931	1,784,431
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		2,028	1,913,746
Virgin Media SFA Finance Ltd., GBP Term Loan L, 4.19%, 01/15/27	GBP	1,000	1,098,808

			9,750,675

Electric Utilities — 0.9%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.08%, 12/15/27	USD	1,256	1,207,779
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28		3,232	2,850,146

			4,057,925

Electrical Equipment — 1.3%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 7.63%, 06/23/28 (b)		1,536	1,440,366
AZZ, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 05/13/29 (b)		330	314,325
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27		2,431	2,288,801
II-VI, Inc., 2021 Bridge Term Loan B, 07/02/29 (h)		1,736	1,660,050

			5,703,542

Environmental, Maintenance & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 09/07/27		1,978	1,905,247
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 11/02/27		1,218	1,154,879

			3,060,126

Equity Real Estate Investment Trusts (REITs) — 0.2%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 05/11/24		871	854,408

Food & Staples Retailing — 0.4%
U.S. Foods, Inc.
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.57%, 09/13/26		831	782,222
2021 Term Loan B, (3 mo. LIBOR + 2.75%), 4.32%, 11/22/28		1,106	1,050,753

			1,832,975

Food Products — 2.4%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/01/25		1,195	1,002,354

Security		Par (000)	Value

Food Products (continued)
8th Avenue Food & Provisions, Inc. (continued)
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 6.42%, 10/01/25	USD	1,531	$1,293,662
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 10/25/27		2,757	2,493,411
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 01/29/27		3,569	3,276,057
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 4.92%, 02/05/26		403	375,589
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28		1,523	1,434,388
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/20/28		687	653,298

			10,528,759

Gas Utilities — 0.7%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		3,352	2,888,097

Health Care Equipment & Supplies — 1.7%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 11/01/28		2,202	2,057,039
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/04/28		769	728,845
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28		4,369	4,045,064
Venga Finance SARL, 2021 USD Term Loan B, 12/04/28 (b)(h)		651	605,218

			7,436,166

Health Care Providers & Services — 3.1%
CCRR Parent, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.01%, 03/06/28		1,629	1,540,939
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.75%, 09/29/28		1,028	970,135
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		1,453	1,372,983
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25		1,430	470,482
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 02/18/27		1,677	1,547,205
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 9.00%, 11/15/29		581	548,934
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 11/15/28		538	494,536
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.75%, 03/05/26		1,050	913,334
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 09/01/28		876	807,780
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 5.17%, 02/14/25		52	49,107
Sotera Health Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 12/11/26		2,539	2,408,876

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Vizient, Inc., 2022 Term Loan B, (SOFR + 2.25%), 3.68%, 04/28/29	USD	338	$335,043
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/22/28		2,457	2,309,087

			13,768,441

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.74%, 07/24/26		973	908,693
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		611	562,120

			1,470,813

Health Care Technology — 3.1%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29		2,891	2,654,263
Change Healthcare Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.17%, 03/01/24		1,382	1,342,207
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 10/10/25		957	871,787
IQVIA, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 03/07/24		475	465,437
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28		4,181	3,852,108
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.99%, 07/24/26 (b)		1,698	1,608,425
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 04/02/29 (b)		3,092	2,906,480

			13,700,707

Hotels, Restaurants & Leisure — 6.8%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 11/19/26		2,443	2,327,237
Aristocrat Technologies, Inc., 2022 Term Loan B, (SOFR + 2.25%), 4.40%, 05/24/29		202	194,627
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 12/23/24		2,005	1,927,256
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		1,217	1,170,749
Carnival Corp., (6 mo. LIBOR + 3.00%, 0.75% Floor), 5.88%, 06/30/25		718	665,453
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 03/17/28		777	731,178
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		575	560,454
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 03/08/24		3,985	2,948,598
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		4,145	3,811,527
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 11/30/23		1,303	1,288,015
IRB Holding Corp., 2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 02/05/25		1,581	1,496,067
Penn National Gaming, Inc., 2022 Term Loan B, (SOFR + 2.75%), 4.38%, 05/03/29		1,490	1,426,013
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 03/13/28		1,507	1,417,963

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29	USD	818	$775,055
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26		1,116	1,058,808
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/08/27		2,060	1,933,628
Travelport Finance Luxembourg SARL
2020 Super Priority Term Loan, (3 mo. LIBOR + 1.50%, 1.00% Floor), 3.75%, 02/28/25		1,410	1,415,733
2021 Consented Term Loan, (3 mo. LIBOR + 5.00%), 7.25%, 05/29/26		1,674	1,287,741
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.37%, 10/02/28		903	836,221
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 08/03/28		2,274	2,125,793
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 05/30/25		534	514,899

			29,913,015

Household Durables — 1.7%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28		1,653	1,272,731
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 3.42%, 02/04/27		1,500	1,438,677
Snap One Holdings Corp., Term Loan B, (6 mo. LIBOR + 4.50%), 7.38%, 12/08/28		1,080	979,226
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29		2,260	1,939,374
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		829	678,680
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 10/30/27		1,030	931,996

			7,240,684

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 03/03/28		536	515,434

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/25		504	482,736
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.67%, 08/12/26		706	668,234
Term Loan B9, (1 mo. LIBOR + 2.00%), 3.67%, 04/05/26		1,511	1,420,700

			2,571,670

Industrial Conglomerates — 2.5%
AVSC Holding Corp. (f)
2020 Term Loan B1, (0.25% PIK), 5.11%, 03/03/25		2,376	2,035,994
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		1,305	1,377,205
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.99%, 09/29/28		1,740	1,602,791
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		679	672,519

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates (continued)
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 9.00%, 07/28/28	USD	1,092	$969,616
Vertical U.S. Newco, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.02%, 07/30/27		1,905	1,778,336
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.87%, 03/02/27		2,942	2,728,768

			11,165,229

Insurance — 4.9%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		2,899	2,722,920
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27		3,807	3,531,989
Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		1,019	961,113
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/19/28		3,380	3,186,740
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		1,411	1,319,525
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		884	827,185
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.21%, 04/25/25		2,862	2,704,024
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.35%, 04/25/25		2,680	2,536,504
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 02/15/27		186	172,016
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27 (b)		1,147	1,101,500
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/31/25		790	740,382
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26		1,023	970,472
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		824	793,244

			21,567,614

Interactive Media & Services — 2.6%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 06/26/28		2,488	2,372,703
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/06/27		736	670,452
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26		3,350	3,151,766
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 08/10/27		736	705,776
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		5,090	4,631,775

			11,532,472

Security		Par (000)	Value

Internet & Direct Marketing Retail — 0.5%
CNT Holdings I Corp., 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.69%, 11/08/27	USD	1,876	$1,777,004
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 02/12/27 (b)		369	340,596

			2,117,600

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.07%, 02/25/27		1,776	1,696,181

IT Services — 7.3%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.38%, 11/24/28		1,440	1,360,800
2020 USD Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.63%, 11/24/27 (b)		769	707,748
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25		2,048	1,903,275
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 10/30/26		2,188	2,065,572
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.50%, 09/21/28		1,691	1,601,005
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.19%, 06/04/29 (b)		1,416	1,019,160
Term Loan, (1 mo. LIBOR + 3.50%), 5.19%, 06/02/28		3,391	2,810,845
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/28/28		2,054	1,972,478
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		5,003	4,770,120
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (b)		2,542	2,287,914
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.25%, 10/09/28		4,215	4,183,387
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 05/05/26 (b)		965	900,318
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.42%, 11/16/26		1,865	1,755,897
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 3.92%, 12/01/28		2,615	2,488,280
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/11/28		1,049	987,773
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 03/31/28		978	937,914
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/02/26		218	210,235

			31,962,721

Leisure Products — 0.5%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.23%, 12/01/28		980	925,236

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products (continued)
MND Holdings III Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 06/19/24	USD	985	$960,695
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		346	328,918

			2,214,849

Life Sciences Tools & Services — 3.3%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 3.92%, 11/08/27		2,666	2,557,075
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27		4,416	4,068,016
ICON Luxembourg SARL
LUX Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		2,776	2,678,204
US Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		692	667,278
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (SOFR + 3.00%), 3.85%, 10/19/27 (b)		1,498	1,419,854
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.88%, 11/15/28		3,425	3,209,551

			14,599,978

Machinery — 3.3%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%), 6.43%, 08/17/26		1,845	1,761,727
ASP Blade Holdings, Inc., Initial Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 10/13/28		402	350,730
Clark Equipment Co., 2022 Term Loan B, (SOFR + 2.50%), 4.65%, 04/20/29		304	292,448
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 05/14/28		405	385,801
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/21/28		1,179	1,099,502
Fluidra SA, 2022 USD Term Loan B, (SOFR + 2.00%), 3.63%, 01/29/29		310	300,481
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27		2,236	2,134,943
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28		3,729	3,387,554
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29		1,381	1,283,980
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		3,895	3,562,829
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 10/04/28		126	123,462

			14,683,457

Media — 13.4%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25		1,090	982,056
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 3.79%, 01/31/26		1,563	1,408,843
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26		3,483	3,174,760
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 4.20%, 04/22/26		1,515	1,272,243

Security		Par (000)		Value

Media (continued)
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 05/03/28	USD	1,035		$994,118
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 04/30/25		2,619		2,545,690
City Football Group Ltd., Term Loan, (3 mo. LIBOR + 3.50%), 4.60%, 07/21/28 (b)		1,595		1,459,427
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		3,846		3,293,509
CMG Media Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/26		—	(i)	288
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		6,692		6,139,770
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.57%, 07/17/25		2,136		1,981,845
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 3.82%, 04/15/27		1,795		1,664,114
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 4.42%, 01/07/28		859		811,613
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 12/01/23 (b)		877		767,148
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/24/25		1,326		1,278,342
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.35%, 10/17/26		2,544		2,372,048
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24		3,488		3,277,024
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		2,910		2,734,867
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		951		892,471
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 09/18/26		874		859,630
Sinclair Television Group, Inc., 2022 Term Loan B4, (SOFR + 3.75%), 5.38%, 04/21/29 (b)		1,822		1,676,240
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 09/28/23 (b)		4,102		3,927,411
Trader Interactive LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 07/28/28 (b)		564		538,639
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 4.32%, 01/31/29		768		728,039
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 4.57%, 01/31/29		2,365		2,260,680
USD Term Loan N, (1 mo. LIBOR + 2.50%), 3.82%, 01/31/28		988		923,428
Voyage Digital Ltd., (SOFR + 4.50%), 5.28%, 05/11/29 (b)		1,018		967,100
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/18/25		3,276		3,075,188

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 3.79%, 01/20/28	USD	2,123	$2,033,523
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		5,045	4,636,870

			58,676,924

Oil, Gas & Consumable Fuels — 2.0%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 12/13/25		939	793,600
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 06/28/24		40	24,146
2020 Take Back Term Loan, (3.00% PIK), 2.83%, 06/30/25 (f)		296	148,276
Lucid Energy Group II Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.87%, 11/24/28		2,408	2,372,713
Medallion Midland Acquisition LLC, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 10/18/28		1,934	1,850,740
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.82%, 01/31/28		642	638,764
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.71%, 10/05/28		3,139	2,979,771

			8,808,010

Personal Products — 1.4%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (SOFR + 6.00%, 1.00% Floor), 7.65%, 12/22/26		409	400,255
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 5.42%, 07/03/28		224	221,776
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26		6,090	5,622,780

			6,244,811

Pharmaceuticals — 3.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.50%, 05/04/25		1,220	1,101,128
Bausch Health Cos., Inc., 2022 Term Loan B, (SOFR + 5.25%), 6.55%, 02/01/27		2,180	1,863,482
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 3.63%, 02/22/28		1,599	1,572,135
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.81%, 08/01/27		1,525	1,437,631
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 11/15/27		1,592	1,500,944
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 05/05/28		2,438	2,320,839
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 10/27/28		704	671,210
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%), 4.63%, 06/02/28		1,542	1,481,343
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 11/18/27 (b)		1,382	1,274,805

			13,223,517

Professional Services — 1.5%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (SOFR + 3.25%), 4.75%, 01/18/29		715	666,037

Security		Par (000)	Value

Professional Services (continued)
Dun & Bradstreet Corp. (continued)
Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26	USD	2,410	$2,269,501
Element Materials Technology Group U.S. Holdings, Inc. (h)
2022 USD Delayed Draw Term Loan B, 04/12/29		608	582,260
2022 USD Delayed Draw Term Loan D, 04/12/29		1,318	1,261,565
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		2,016	1,887,480

			6,666,843

Real Estate Management & Development — 1.0%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		2,470	2,224,681
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 08/21/25		2,365	2,221,410

			4,446,091

Road & Rail — 0.4%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 08/06/27		662	625,477
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.09%, 08/04/25 (b)		1,193	1,061,520

			1,686,997

Semiconductors & Semiconductor Equipment — 0.1%
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.36%, 12/02/28		629	610,928

Software — 14.4%
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 09/19/24		734	702,358
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.98%, 02/12/25		2,074	2,051,265
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.99%, 10/30/28		655	653,841
2022 Term Loan, 05/17/29 (h)		766	732,488
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (h)		733	690,948
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (b)		975	848,250
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28		2,993	2,746,534
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 09/29/28		1,018	929,665
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/16/28		1,202	1,071,776
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (b)		1,034	891,734
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 02/04/28		286	269,281
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28		2,141	2,072,488
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		2,134	1,956,485
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 10/27/28		5,147	4,873,308
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.27%, 10/30/28 (b)		733	694,671

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
IPS Corp.
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 8.67%, 10/01/29	USD	1,046	$968,858
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		588	538,719
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		2,432	2,179,677
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		2,204	2,005,372
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		3,493	3,169,898
Netsmart Technologies, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 10/01/27		1,566	1,488,033
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.92%, 12/18/28 (b)		930	883,500
Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/17/27		2,138	2,009,583
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28		2,817	2,611,682
2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.82%, 08/31/29		1,451	1,385,705
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28		6,256	5,768,329
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 8.17%, 04/23/29		2,965	2,811,943
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 05/30/25		677	639,272
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25		2,783	2,666,397
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		4,230	3,936,831
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		861	842,494
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27		1,402	1,289,873
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		4,349	4,063,914
Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/04/26		2,877	2,712,046

			63,157,218

Specialty Retail — 4.7%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 3.69%, 11/13/25		437	421,845
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 3.50%, 10/30/26 (b)		871	831,495
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.88%, 04/13/28		3,013	2,889,589

Security		Par (000)	Value

Specialty Retail (continued)
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (SONIA + 4.25%), 5.19%, 06/23/25	GBP	1,000	$1,109,265
EG Group Ltd., 2021 Term Loan, 6.50%, 03/31/26	USD	569	537,469
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28		684	644,910
Mavis Tire Express Services Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.63%, 05/04/28		3,011	2,777,353
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 5.92%, 08/31/26		1,710	1,539,828
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		5,290	4,964,502
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		986	906,315
Restoration Hardware, Inc., 2022 Incremental Term Loan, (SOFR + 3.25%), 4.88%, 10/20/28		868	772,520
Reverb Buyer, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 3.50%), 3.50%, 11/01/28		65	60,417
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.38%, 11/01/28		2,459	2,301,076
WOOF Holding, Inc. (b)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.81%, 12/21/27		548	511,068
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 9.31%, 12/21/28		560	537,600

			20,805,252

Technology Hardware, Storage & Peripherals — 0.2%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/23/26		1,018	904,186

Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29		1,900	1,725,663

Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 05/19/28		1,382	1,315,886
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (b)		1,221	1,062,428
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 7.00%, 04/03/28		677	622,567
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		995	913,860

			3,914,741

Wireless Telecommunication Services — 1.1%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR), 4.99%, 04/30/28		1,099	1,037,592

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
MetroNet Systems Holdings LLC, 2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28	USD	709	$654,342
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 04/11/25		3,360	3,231,830

			4,923,764

Total Floating Rate Loan Interests — 143.0% (Cost: $671,960,920)			628,063,815

		Shares

Investment Companies

Fixed Income Funds — 0.3%
Invesco Senior Loan ETF		64,300	1,303,361

Total Investment Companies — 0.3% (Cost: $1,406,588)			1,303,361

		Benefical Interest (000)

Other Interests (j)

IT Services (a)(b) — 0.0%
Millennium Corp.	USD	1,607	—
Millennium Lender Claim Trust		1,508	—

Total Other Interests — 0.0% (Cost: $ — )			—

Security	Shares	Value

Warrants

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (a)	999	$10,260

Total Warrants — 0.0% (Cost: $ — )		10,260

Total Investments — 145.7% (Cost: $690,282,690)		639,804,413

Liabilities in Excess of Other Assets — (45.7)%		(200,697,356)

Net Assets — 100.0%		$439,107,057

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,012, representing less than 0.05% of its net assets as of period end, and an original cost of $214,007.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Rounds to less than 1,000.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class (a)	$—	$3,291,520	$(3,291,520)	$—	$—	$—	—	$463	$—

(a)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	822,520	EUR	766,000	Toronto-Dominion Bank	09/21/22	$15,323
USD	2,397,837	GBP	1,912,000	Natwest Markets PLC	09/21/22	66,877

						82,200

EUR	872,000	USD	925,414	Bank of Montreal	09/21/22	(6,515)
EUR	50,944	USD	54,329	Standard Chartered Bank	09/21/22	(645)
GBP	66,750	USD	81,927	Bank of Montreal	09/21/22	(551)
GBP	72,503	USD	89,293	Standard Chartered Bank	09/21/22	(903)
USD	917,455	EUR	874,000	Standard Chartered Bank	09/21/22	(3,551)

						(12,165)

						$70,035

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)

CDX.NA.HY.37.V2	5.00%	Quarterly	12/20/26	B+	USD	5,544		$(69,312)	$372,482		$(441,794)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$372,482	$—	$—	$(441,794)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$82,200	$—	$—	$82,200

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$12,165	$—	$—	$12,165

Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	441,794	—	—	—	—	441,794

	$—	$441,794	$—	$12,165	$—	$—	$453,959

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$240,641	$—	$—	$240,641
Swaps	—	81,308	—	—	—	—	81,308

	$—	$81,308	$—	$240,641	$—	$—	$321,949

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$144,484	$—	$—	$144,484
Swaps	—	(551,776)	—	—	—	—	(551,776)

	$—	$(551,776)	$—	$144,484	$—	$—	$(407,292)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,328,165
Average amounts sold — in USD	$575,481
Credit default swaps:
Average notional value — sell protection	$5,572,000
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$82,200	$12,165
Swaps — centrally cleared	—	4,469

Total derivative assets and liabilities in the Statements of Assets and Liabilities	82,200	16,634

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,469)

Total derivative assets and liabilities subject to an MNA	$82,200	$12,165

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Natwest Markets PLC	$66,877	$—	$—	$—	$66,877
Toronto-Dominion Bank	15,323	—	—	—	15,323

	$82,200	$—	$—	$—	$82,200

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Bank of Montreal	$7,066	$—	$—	$—	$7,066
Standard Chartered Bank	5,099	—	—	—	5,099

	$12,165	$—	$—	$—	$12,165

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Construction & Engineering	$70,642	$—	$—	$70,642
Diversified Financial Services	—	—	3,098	3,098
Metals & Mining	—	—	1,012	1,012
Semiconductors & Semiconductor Equipment	32,490	—	—	32,490
Software	148	—	—	148
Specialty Retail	—	628,662	—	628,662
Corporate Bonds	—	9,690,925	—	9,690,925
Floating Rate Loan Interests	—	577,998,904	50,064,911	628,063,815
Investment Companies	1,303,361	—	—	1,303,361
Other Interests	—	—	—	—
Warrants	10,260	—	—	10,260
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(81,823)	(6,188)	(88,011)

	$1,416,901	$588,236,668	$50,062,833	$639,716,402

Derivative Financial Instruments (b)
Assets
Foreign Currency Exchange Contracts	$—	$82,200	$—	$82,200
Liabilities
Credit Contracts	—	(441,794)	—	(441,794)
Foreign Currency Exchange Contracts	—	(12,165)	—	(12,165)

	$—	$(371,759)	$—	$(371,759)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $203,000,000 are categorized as Level 2 within the fair value hierarchy.

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds		Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2021	$3,891	$—	(a)	$27,319,074	$—	(a)	$(589)	$27,322,376
Transfers into Level 3 (b)	—	—		35,095,500	—		(1,674)	35,093,826
Transfers out of Level 3 (c)	—	—		(8,846,041)	—		590	(8,845,451)
Accrued discounts/premiums	—	—		197,842	—		—	197,842
Net realized gain (loss)	—			41,658	—		—	41,658
Net change in unrealized appreciation (depreciation) (d)(e)	219	—		(4,180,297)	—		(4,515)	(4,184,593)
Purchases	—	—		7,850,180	—		—	7,850,180
Sales	—	—		(7,413,005)	—		—	(7,413,005)

Closing balance, as of June 30, 2022	$4,110	$—	(a)	$50,064,911	$—	(a)	$(6,188)	$50,062,833

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (d)	$219	$—		$(4,057,036)	$—		$(4,515)	$(4,061,332)

(a)	Rounds to less than $1.
(b)
As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) June 30, 2022	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Small Business Administration, Series 2000-1, 1.00%, 11/10/21 (a)	$5	$—
Sterling Coofs Trust (a)
Series 2004-1, Class A, 2.00%, 04/15/29	537	5,372
Series 2004-2, Class Note, 2.08%, 03/30/30 (b)	428	4,285

Total Asset-Backed Securities — 0.0% (Cost: $97,223)		9,657

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.1%
Fannie Mae REMICS, Series 2019-36, Class NJ, 3.00%, 07/25/49	2,355	2,098,368
Freddie Mac REMICS, Series 5083, Class IN, 4.50%, 07/25/32	16,597	1,837,524
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR US + 16.62%), 13.61%, 08/25/23 (c)	5	5,302
Seasoned Credit Risk Transfer Trust
Series 2018-2, Class MA, 3.50%, 11/25/57	648	641,725
Series 2018-4, Class MA, 3.50%, 03/25/58	3,624	3,588,048
Series 2019-1, Class MA, 3.50%, 07/25/58	1,148	1,136,665
Series 2019-2, Class MA, 3.50%, 08/25/58	450	445,183

		9,752,815

Commercial Mortgage-Backed Securities — 0.8%
CSAIL Commercial Mortgage Trust (c)
Series 2018-C14, Class XA, 0.73%, 11/15/51	2,085	59,492
Series 2019-C16, Class XA, 1.72%, 06/15/52	6,399	525,690
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 2.27%, 06/15/35 (b)(c)	163	157,710
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54 (b)	1,717	1,483,586
Wells Fargo Commercial Mortgage Trust, Series 2018- C44, Class XA, 0.89%, 05/15/51 (c)	4,958	160,261

		2,386,739

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	152	29,323
IndyMac INDX Mortgage Loan Trust, Series 2006- AR33, Class 4AX, 0.17%, 01/25/37 (a)	19,574	2
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29 (a)(c)	7,495	7

		29,332

Mortgage-Backed Securities — 3.4%
Fannie Mae REMICS, Series 2021-26, Class AI, 3.50%, 05/25/50	30,600	4,931,160
Freddie Mac REMICS, 4.00%, 10/15/40	3,500	3,545,853
Ginnie Mae Mortgage-Backed Securities, Class IT, 3.50%, 01/20/52	12,250	2,041,901

		10,518,914

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations — 0.0%
CHL Mortgage Pass-Through Trust, Series 2003-J8, Class PO, 0.01%, 09/25/23	$9		$8,756
Residential Asset Securitization Trust, Series 2005- A15, Class 1A8, 0.00%, 02/25/36	104		78,443
Washington Mutual Mortgage Pass-Through
Certificates WMALT Trust, Series 2005-9, Class CP, 0.01%, 11/25/35	46		28,040

			115,239

Total Non-Agency Mortgage-Backed Securities — 7.3% (Cost: $23,318,672)			22,803,039

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.2%
Federal Housing Administration (a)
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	—	(d)	—
USGI Projects, Series 99, 7.43%, 11/01/22 -10/01/23	5		5,173
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30 (e)	13,000		9,913,014

			9,918,187

Collateralized Mortgage Obligations — 64.6%
Fannie Mae, Series 0040, Class K, 6.50%, 08/17/24	9		8,818
Fannie Mae REMICS
Series 1993-247, Class SN, (12 mo. LIBOR US + 63.85%), 10.00%, 12/25/23 (c)	9		8,968
Series 2004-31, Class ZG, 7.50%, 05/25/34	2,397		2,714,148
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 9.99%, 04/25/34 (c)	676		680,480
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 13.33%, 08/25/35 (c)	58		59,855
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		7,164,687
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,100,909
Series 2010-47, Class JB, 5.00%, 05/25/30	2,584		2,661,894
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		14,461,872
Series 2011-8, Class ZA, 4.00%, 02/25/41	4,505		4,568,381
Series 2011-99, Class CB, 4.50%, 10/25/41	36,429		37,605,820
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,647,535
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		6,939,671
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		2,947,360
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 5.34%, 05/25/48 (c)	5,002		4,897,049
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,029,313
Freddie Mac REMICS
Series 2218, Class Z, 8.50%, 03/15/30	490		538,476
Series 2542, Class UC, 6.00%, 12/15/22	19		18,809
Series 2731, Class ZA, 4.50%, 01/15/34	1,932		1,980,884
Series 2927, Class BZ, 5.50%, 02/15/35	2,063		2,152,634
Series 3745, Class ZA, 4.00%, 10/15/40	1,244		1,254,953
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,013,696
Series 3780, Class ZA, 4.00%, 12/15/40	3,132		3,161,920
Series 3856, Class PB, 5.00%, 05/15/41	7,615		8,037,361
Series 3960, Class PL, 4.00%, 11/15/41	2,859		2,919,995
Series 3963, Class JB, 4.50%, 11/15/41	604		622,351
Series 4016, Class BX, 4.00%, 09/15/41	15,408		15,708,585

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS (continued)
Series 4269, Class PM, 4.00%, 08/15/41	$8,884	$8,983,844
Series 4299, Class JY, 4.00%, 01/15/44	1,000	1,006,197
Series 4316, Class VB, 4.50%, 03/15/34	1,415	1,421,975
Series 4384, Class LB, 3.50%, 08/15/43	4,885	4,902,978
Series 4471, Class JB, 3.50%, 09/15/43	3,932	3,456,543
Series 4615, Class LB, 4.50%, 09/15/41	7,600	7,904,046
Series 4748, Class BM, 3.50%, 11/15/47	3,351	3,184,905
Series 4774, Class L, 4.50%, 03/15/48	6,219	6,449,330
Series 4830, Class AV, 4.00%, 10/15/33	1,069	1,076,953
Series 4880, Class LG, 3.50%, 05/15/49	2,196	2,110,753
Ginnie Mae
Series 2011-88, Class PY, 4.00%, 06/20/41	9,028	9,132,511
Series 2012-16, Class HJ, 4.00%, 09/20/40	6,242	6,310,246
Series 2015-96, Class ZM, 4.00%, 07/20/45	8,274	8,415,954
Series 2018-91, Class ZL, 4.00%, 07/20/48	6,010	6,103,016

		200,365,675

Interest Only Collateralized Mortgage Obligations — 6.1%
Fannie Mae REMIC Trust, Series 1999-W4, Class IO, 6.50%, 12/25/28	41	2,297
Fannie Mae REMICS
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23 (c)	2	6
Series 1997-90, Class M, 6.00%, 01/25/28	133	4,002
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 4.98%, 05/25/36 (c)	2,617	302,864
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 4.38%, 12/25/41 (c)	14,399	2,120,220
Series 2013-10, Class PI, 3.00%, 02/25/43	4,098	554,666
Series 2013-45, Class EI, 4.00%, 04/25/43	1,450	135,904
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 4.63%, 09/25/45 (c)	13,733	1,315,467
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 4.53%, 09/25/47 (c)	19,765	2,856,134
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 4.43%, 06/25/49 (c)	9,874	1,304,718
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 4.48%, 07/25/49 (c)	3,097	420,287
Series 2020-12, Class JI, 4.50%, 03/25/50	8,779	1,814,956
Freddie Mac REMICS
Series 3744, Class PI, 4.00%, 06/15/39	1,590	82,884
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 5.23%, 02/15/40 (c)	745	14,264
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 4.68%, 09/15/41 (c)	19,070	2,348,662
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 4.68%, 11/15/41 (c)	11,635	1,589,219
Series 4026, Class IO, 4.50%, 04/15/32	709	65,073
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 4.83%, 10/15/42 (c)	254	33,692
Series 4706, Class IG, 4.00%, 07/15/47	9,215	1,584,580
Ginnie Mae (c)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 4.96%, 12/16/39	413	44,457
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 5.05%, 04/20/41	3,325	247,482

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Ginnie Mae (c) (continued)
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 5.16%, 04/16/41	$4,038		$419,792
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 4.74%, 08/16/42	5,964		317,224
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 4.60%, 07/20/47	10,212		1,386,827

			18,965,677

Mortgage-Backed Securities — 70.5%
Fannie Mae, Series 2020-M21, Class AX, 1.94%, 01/25/58 (c)	1,724		282,206
Fannie Mae Mortgage-Backed Securities (f)
3.50%, 07/14/22	4,841		4,675,129
4.00%, 07/14/22	41,552		41,509,536
3.00%, 09/01/60	4,724		4,428,351
Fannie Mae REMICS, Series 2021-23, Class CI, 3.50%, 07/25/46	21,592		3,551,744
Freddie Mac Mortgage-Backed Securities, 5.50%, 07/14/22 (f)	5,310		5,694,996
Freddie Mac Structured Pass-Through Certificates
Series 5013, Class JI, 4.00%, 09/25/50	22,834		3,465,888
Series K094, Class X1, 1.02%, 06/25/29 (c)	1,407		71,581
Series K104, Class X1, 1.25%, 01/25/30 (c)	1,355		91,419
Series K105, Class X1, 1.64%, 01/25/30 (c)	1,821		166,877
Series K107, Class X1, 1.71%, 01/25/30 (c)	1,232		119,903
Series K109, Class X1, 1.70%, 04/25/30 (c)	942		91,454
Series K110, Class X1, 1.81%, 04/25/30 (c)	394		40,306
Series K113, Class X1, 1.49%, 06/25/30 (c)	1,600		138,953
Series K115, Class X1, 1.43%, 06/25/30 (c)	1,954		165,371
Series K120, Class X1, 1.13%, 10/25/30 (c)	3,898		259,081
Series K122, Class X1, 0.97%, 11/25/30 (c)	1,673		97,401
Series T-11, Class A9, 0.13%, 01/25/28 (c)	135		135,395
Ginnie Mae (c)
Series 2013-63, Class IO, 0.78%, 09/16/51	4,995		115,339
Series 2014-169, Class IO, 0.64%, 10/16/56	14,155		363,182
Series 2016-113, Class IO, 1.09%, 02/16/58	4,427		237,574
Ginnie Mae Mortgage-Backed Securities
7.50%, 02/15/23 - 11/15/23	3		3,323
8.00%, 05/15/26 - 06/15/27	10		10,496
5.00%, 10/20/39	1,147		1,218,991
Uniform Mortgage-Backed Securities
2.00%, 07/14/22 (f)	38,811		33,838,997
2.50%, 07/14/22 - 12/01/51 (f)(g)	18,335		16,563,012
3.00%, 07/14/22 (g)	40,100		37,339,992
3.50%, 07/14/22 (g)	3,664		3,523,451
4.00%, 07/14/22 - 10/01/48 (f)(h)	17,129		17,202,488
4.50%, 07/14/22 - 09/01/41 (f)(h)	20,503		21,079,837
5.00%, 07/14/22 - 04/01/48 (f)(g)	12,708		13,268,209
5.50%, 07/14/22 - 06/01/38 (f)	3,852		4,133,009
6.50%, 10/01/38 - 10/01/39	1,333		1,450,507
Series 1839, Class QA, 4.00%, 07/14/22 (f)	3,107		3,108,562

			218,442,560

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Interest Strip
Series 203, Class 1, 0.00%, 02/25/23	—	(d)	138
Series 228, Class 1, 0.00%, 06/25/23	—	(d)	113

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations (continued)
Fannie Mae REMIC Trust, Series 1999-W4, Class PO, 0.00%, 02/25/29	$20		$18,859
Fannie Mae REMICS
Series 1993-51, Class E, 0.00%, 02/25/23	—	(d)	458
Series 1993-70, Class A, 0.00%, 05/25/23	—	(d)	146
Series 2002-13, Class PR, 0.01%, 03/25/32	28		25,592
Series G93-2, Class KB, 0.01%, 01/25/23	1		837
Freddie Mac REMICS
Series 1418, Class M, 0.01%, 11/15/22	—	(d)	276
Series 1571, Class G, 0.01%, 08/15/23	5		4,468
Series 1691, Class B, 0.01%, 03/15/24	26		25,406

			76,293

Total U.S. Government Sponsored Agency Securities — 144.4% (Cost: $487,753,895)			447,768,392

Total Long-Term Investments — 151.7% (Cost: $511,169,790)			470,581,088

Short-Term Securities

Borrowed Bond Agreement — 0.3%
Credit Suisse AG, 1.43%, open (Purchased on 04/21/22 to be repurchased at $867,840, Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $ 866,565 and $821,109, respectively) (i)(j)	867		866,565

	Shares

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (k)(l)	9,872,958		9,872,958

Total Short-Term Securities — 3.5% (Cost: $10,739,524)			10,739,523

Total Investments Before Borrowed Bonds and — 155.2% (Cost: $521,909,314)			481,320,611

Security	Par (000)	Value

Borrowed Bonds

U.S. Governments Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42 (m)	$(917)	$(821,109)

Total Borrowed Bonds — (0.3)% (Proceeds: $(842,347))		(821,109)

Total Investments, Net of Borrowed Bonds and — 154.9% (Cost: $521,066,967)		480,499,502

Liabilities in Excess of Other Assets — (54.9)%		(170,330,625)

Net Assets — 100.0%		$310,168,877

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Rounds to less than 1,000.
(e)	Zero-coupon bond.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(i)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(j)	The amount to be repurchased assumes the maturity will be the day after the period end.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
(m)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,560,167	$—	$(2,687,209	) (a)	$—	$—	$9,872,958	9,872,958	$19,286	$—

(a)	Represents net amount purchased (sold).

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

Deutsche Bank Securities, Inc.	1.31%	06/10/22	07/14/22	$4,531,396	$4,534,364	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	3,238,469	3,240,590	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	5,502,926	5,506,530	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	2,776,964	2,778,783	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	975,953	976,592	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	2,549,273	2,550,942	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	3,017,268	3,019,244	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	4,514,326	4,517,283	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	3,789,031	3,791,513	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.31	06/10/22	07/14/22	4,466,661	4,469,586	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	5,859,842	5,863,651	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	23,430,755	23,448,483	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	4,544,967	4,547,921	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	6,724,426	6,728,797	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	6,915,291	6,919,786	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	4,311,590	4,314,393	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	5,991,837	5,995,732	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	6,877,402	6,881,872	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	6,907,447	6,911,937	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	6,231,054	6,235,105	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	10,563,348	10,570,215	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30	06/10/22	07/14/22	6,812,769	6,817,197	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$130,532,995	$130,620,516

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	512	09/21/22	$60,600	$(685,153)

Short Contracts
90-Day Euro-Dollar	7	09/19/22	1,694	52,578
10-Year U.S. Ultra Long Treasury Note	173	09/21/22	21,982	215,734
U.S. Long Bond	174	09/21/22	24,028	197,673
5-Year U.S. Treasury Note	137	09/30/22	15,361	150,977

				616,962

				$(68,191)

Centrally Cleared Interest Rate Swaps

									Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)
Rate	Frequency	Rate	Frequency					Value

0.05%	Quarterly	1-Day FEDL, 1.58%	Quarterly	N/A	10/21/22	USD	1,639	$13,663	$(26)	$13,689
1-Day SOFR, 0.82%	Quarterly	0.05%	Quarterly	N/A	10/21/22	USD	1,639	(13,247)	—	(13,247)
2.30%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/31/23	USD	14,100	58,504	65,276	(6,772)
2.35%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/31/23	USD	12,100	42,042	57,139	(15,097)
1.41%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	11/30/23	USD	4,900	126,123	2,066	124,057
1.70%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	11/30/23	USD	1,500	32,101	784	31,317
0.72%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	03/13/25	USD	22,270	1,352,956	34,764	1,318,192
1-Day SOFR, 0.82%	Quarterly	0.17%	Quarterly	N/A	10/21/25	USD	137	(11,631)	(23)	(11,608)
0.18%	Quarterly	1-Day FEDL, 1.58%	Quarterly	N/A	10/21/25	USD	137	11,732	19	11,713
1.11%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	02/28/26	USD	4,740	309,240	—	309,240

								$1,921,483	$159,999	$1,761,484

OTC Interest Rate Swaps

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)
Rate	Frequency	Rate	Frequency	Counterparty					Value

3-Month LIBOR, 2.29%	Quarterly	5.41%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	$225,194	$—	$225,194

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$160,048	$(49)	$1,808,208	$(46,724)
OTC Swaps	—	—	225,194	—

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$616,962	$—	$616,962
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	1,808,208	—	1,808,208
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	225,194	—	225,194

	$—	$—	$—	$—	$2,650,364	$—	$2,650,364

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$685,153	$—	$685,153
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	46,724	—	46,724

	$—	$—	$—	$—	$731,877	$—	$731,877

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,740,023	$—	$1,740,023
Swaps	—	—	—	—	(135,524)	—	(135,524)

	$—	$—	$—	$—	$1,604,499	$—	$1,604,499

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(235,506)	$—	$(235,506)
Swaps	—	—	—	—	2,329,770	—	2,329,770

	$—	$—	$—	$—	$2,094,264	$—	$2,094,264

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$67,554,625
Average notional value of contracts — short	$66,557,103
Interest rate swaps:
Average notional value — pays fixed rate	$61,385,227
Average notional value — receives fixed rate	$11,340,227
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$415,728	$470,321
Swaps — centrally cleared	—	140,608
Swaps — OTC (a)	225,194	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	640,922	610,929

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(415,728)	(610,929)

Total derivative assets and liabilities subject to an MNA	$225,194	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (	a)

JPMorgan Chase Bank N.A.	$225,194	$—	$—	$(220,000)	$5,194

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$—	$9,657	$9,657
Non-Agency Mortgage-Backed Securities	—	22,803,030	9	22,803,039
U.S. Government Sponsored Agency Securities	—	447,763,219	5,173	447,768,392
Short-Term Securities
Borrowed Bond Agreement	—	866,565	—	866,565
Money Market Funds	9,872,958	—	—	9,872,958
Liabilities
Investments
Borrowed Bonds	—	(821,109)	—	(821,109)

	$9,872,958	$470,611,705	$14,839	$480,499,502

Derivative Financial Instruments (a)
Assets
Interest Rate Contracts	$616,962	$2,033,402	$—	$2,650,364
Liabilities
Interest Rate Contracts	(685,153)	(46,724)	—	(731,877)

	$(68,191)	$1,986,678	$—	$1,918,487

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $130,620,516 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIMCO CLO, Series 2017-AA, Class CR, (3 mo. LIBOR US + 2.10%), 3.16%, 04/20/34 (a)(b)	USD	1,000	$931,352
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 4.10%, 10/21/28 (a)(b)		1,000	945,179
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 7.04%, 10/15/29 (a)(b)		285	250,868
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 6.74%, 01/28/31 (a)(b)		850	756,075
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 3.84%, 01/28/31 (a)(b)		250	224,681
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 4.74%, 01/28/31 (a)(b)		1,000	943,565
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 1.92%, 06/25/36 (a)		4,398	3,033,082
Bain Capital Credit CLO Ltd. (a)(b)
Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.30%), 4.34%, 07/19/34		300	280,809
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 4.28%, 07/24/34		250	230,740
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class CR, (3 mo. LIBOR US + 2.05%), 3.09%, 07/15/34 (a)(b)		250	232,940
CarVal CLO I Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.77%), 6.81%, 07/16/31 (a)(b)		500	443,068
CarVal CLO II Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.06%, 04/20/32 (a)(b)		250	237,518
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.50%, 07/20/32 (a)(b)		500	443,027
Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, (3 mo. LIBOR US + 1.65%), 2.69%, 07/17/34 (a)(b)		250	233,873
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 2.64%, 07/15/33 (a)(b)		500	476,181
CIFC Funding Ltd., Series 2013-4A, Class DRR, (3 mo. LIBOR US + 2.80%), 4.02%, 04/27/31 (a)(b)		250	234,827
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36		352	261,243
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 4.01%, 10/20/30 (a)(b)		250	232,649
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30 (b)		259	250,723
CWABS Asset-Backed Certificates Trust, Series 2006-26, Class 1A, (1 mo. LIBOR US + 0.14%), 1.76%, 06/25/37 (a)		568	519,832
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 3.69%, 04/18/31 (a)(b)		250	228,587

Security		Par (000)	Value

Asset-Backed Securities (continued)
Elevation CLO Ltd., Series 2021-12A, Class E, (3 mo. LIBOR US + 7.27%), 8.33%, 04/20/32 (a)(b)	USD	250	$222,811
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 7.86%, 04/20/34 (a)(b)		250	235,813
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 2.74%, 04/15/33 (a)(b)		500	475,563
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 3.06%, 10/20/34 (a)(b)		436	406,058
Generate CLO 3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.66%, 10/20/29 (a)(b)		250	241,684
Generate CLO 4 Ltd., Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 7.81%, 04/20/32 (a)(b)		1,000	919,446
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 4.64%, 01/22/35 (a)(b)		750	698,444
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3 mo. LIBOR US + 6.56%), 7.62%, 07/20/34 (a)(b)		250	232,038
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 04/15/33 (a)(b)		250	231,578
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 2.84%, 07/15/34 (a)(b)		250	242,503
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 6.74%, 10/18/30 (a)(b)		250	219,566
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class B, (3 mo. LIBOR US + 1.65%), 2.69%, 07/17/34 (a)(b)		250	236,216
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ERR, (3 mo. LIBOR US + 6.50%), 7.54%, 07/15/34 (a)(b)		790	697,325
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class ER, (3 mo. LIBOR US + 6.10%), 7.14%, 01/20/32 (a)(b)		425	391,173
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 4.09%, 07/15/34 (a)(b)		250	233,054
Octagon Investment Partners 31 LLC, Series 2017- 1A, Class E, (3 mo. LIBOR US + 6.30%), 7.36%, 07/20/30 (a)(b)		500	441,503
Octagon Investment Partners XVII Ltd., Series 2013- 1A, Class BR2, (3 mo. LIBOR US + 1.40%), 2.58%, 01/25/31 (a)(b)		250	237,065
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3 mo. LIBOR US + 1.70%), 2.80%, 10/25/34 (a)(b)		250	236,226
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 4.19%, 10/17/29 (a)(b)		250	235,126
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 6.60%, 01/20/31 (a)(b)		250	215,381

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regatta XXIV Funding Ltd., Series 2021-5A, Class D, (3 mo. LIBOR US + 3.10%), 4.16%, 01/20/35 (a)(b)	USD	250	$230,061
Regional Management Issuance Trust, 3.88%, 10/17/33 (c)		980	936,089
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.89%, 10/15/29 (a)(b)		500	471,947
Sterling Coofs Trust (c)
Series 2004-1, Class A, 2.00%, 04/15/29		748	7,482
Series 2004-2, Class Note, 2.08%, 03/30/30 (b)		1,162	11,619
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 4.25%, 04/26/28 (a)(b)		500	487,700
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 8.09%, 04/15/33 (a)(b)		250	223,193
Trimaran Cavu Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 4.43%, 10/25/34 (a)(b)		500	467,707
Unique Pub Finance Co. PLC (d)
Series A4, 5.66%, 06/30/27	GBP	38	48,974
Series N, 6.46%, 03/30/32		50	69,698
Voya CLO 2019-3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 10/17/32 (a)(b)	USD	500	475,173
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 4.53%, 10/24/34 (a)(b)		500	470,916
Whitebox CLO III Ltd., Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 4.39%, 10/15/34 (a)(b)		250	235,505

Total Asset-Backed Securities — 4.7% (Cost: $23,901,272)			22,575,456

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd. (e)		47,837	27,267

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd. (c)		546,753,936	5,467

Diversified Telecommunication Services — 0.0%
Liberty Global PLC, Class A (e)		193	4,063

Household Durables — 0.0%
Berkline Benchcraft Equity LLC (c)		3,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	801
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $100,687) (c)(f)		5,738	476

			1,277

Software — 0.0%
Avaya Holdings Corp. (e)		19	43

Security		Shares	Value

Specialty Retail — 0.1%
NMG Parent LLC		1,330	$231,420

Total Common Stocks — 0.1% (Cost: $6,928,866)			269,537

		Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48 (g)	USD	200	194,885

Aerospace & Defense — 2.5%
Amsted Industries, Inc., 5.63%, 07/01/27 (b)		156	146,640
Boeing Co., 3.20%, 03/01/29 (g)		500	432,642
Bombardier, Inc. (b)
7.50%, 03/15/25		39	35,246
7.13%, 06/15/26 (g)		715	589,503
7.88%, 04/15/27 (g)		605	503,608
6.00%, 02/15/28 (g)		539	403,927
7.45%, 05/01/34		100	74,995
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)(g)		423	336,911
Howmet Aerospace, Inc., 5.13%, 10/01/24		5	4,956
Northrop Grumman Corp., 3.85%, 04/15/45 (g)		600	505,083
Rolls-Royce PLC, 5.75%, 10/15/27 (b)(g)		1,018	917,523
Spirit AeroSystems, Inc. (b)
5.50%, 01/15/25		181	167,425
7.50%, 04/15/25		32	29,720
TransDigm, Inc.
8.00%, 12/15/25 (b)(g)		815	824,161
6.25%, 03/15/26 (b)(g)		6,056	5,836,470
6.38%, 06/15/26		46	43,010
7.50%, 03/15/27		105	99,058
4.63%, 01/15/29 (g)		457	367,894
4.88%, 05/01/29		300	244,212
Triumph Group, Inc., 8.88%, 06/01/24 (b)(g)		685	690,049

			12,253,033

Airlines — 1.9%
Air Canada, 3.88%, 08/15/26 (b)(g)		384	324,822
Air France-KLM, 3.88%, 07/01/26 (d)	EUR	100	84,884
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24 (g)	USD	664	651,516
American Airlines, Inc., 11.75%, 07/15/25 (b)(g)		596	616,800
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)(g)
5.50%, 04/20/26		855	785,203
5.75%, 04/20/29		1,131	965,435
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (b)		151	130,782
Azul Investments LLP, 5.88%, 10/26/24 (d)		200	151,225
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (b)		77	72,553
Deutsche Lufthansa AG, 3.50%, 07/14/29 (d)	EUR	100	78,640
Finnair OYJ, 4.25%, 05/19/25 (d)		100	86,165
Gol Finance SA, 7.00%, 01/31/25 (b)	USD	200	124,288
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (b)		249	223,154

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
International Consolidated Airlines Group SA, 2.75%, 03/25/25 (d)	EUR	100	$88,618
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)(g)	USD	758	744,962
United Airlines Pass-Through Trust (g)
Series 2015-1, Class A, 3.70%, 06/01/24		2,430	2,418,544
Series 2020-1, Class A, 5.88%, 04/15/29		595	584,905
Series 2020-1, Class B, 4.88%, 07/15/27		41	39,409
United Airlines, Inc. (b)(g)
4.38%, 04/15/26		459	404,457
4.63%, 04/15/29		619	525,079

			9,101,441

Auto Components — 1.2%
Aptiv PLC, 4.40%, 10/01/46 (g)		240	190,633
Clarios Global LP, 6.75%, 05/15/25 (b)		486	481,359
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (d)	EUR	100	91,242
6.25%, 05/15/26 (b)(g)	USD	1,409	1,356,162
8.50%, 05/15/27 (b)(g)		2,669	2,579,522
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)		334	288,543
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29 (b)		111	81,973
Faurecia SE (d)
2.75%, 02/15/27	EUR	100	81,478
3.75%, 06/15/28		100	80,809
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	USD	147	121,739
5.63%, 04/30/33		247	197,817
ZF Finance GmbH (d)
3.00%, 09/21/25	EUR	100	91,847
2.00%, 05/06/27		100	80,650

			5,723,774

Automobiles — 1.9%
Allison Transmission, Inc., 5.88%, 06/01/29 (b)(g)	USD	368	342,240
Asbury Automotive Group, Inc.
4.50%, 03/01/28		129	111,908
4.75%, 03/01/30		124	101,959
5.00%, 02/15/32 (b)		157	128,348
Carvana Co. (b)(g)
5.50%, 04/15/27		290	187,148
4.88%, 09/01/29		224	127,368
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (d)	GBP	100	95,558
Ford Motor Co.
0.00%, 03/15/26 (h)(i)	USD	221	201,552
4.35%, 12/08/26		11	10,195
3.25%, 02/12/32 (g)		623	465,942
5.29%, 12/08/46		48	36,811
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (g)		449	449,000
3.35%, 11/01/22 (g)		215	213,439
3.81%, 01/09/24 (g)		629	610,254
4.69%, 06/09/25		200	189,002
5.13%, 06/16/25 (g)		490	467,911
4.13%, 08/04/25 (g)		411	389,293
3.38%, 11/13/25 (g)		200	180,094
4.39%, 01/08/26 (g)		400	368,424
2.70%, 08/10/26		295	251,384
4.95%, 05/28/27		200	185,750
3.82%, 11/02/27 (g)		400	340,000
2.90%, 02/16/28 (g)		295	237,699

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Credit Co. LLC (continued)
5.11%, 05/03/29 (g)	USD	526	$471,545
4.00%, 11/13/30		200	162,051
3.63%, 06/17/31 (g)		400	310,000
General Motors Financial Co., Inc., 2.70%, 08/20/27 (g)		1,500	1,319,845
Group 1 Automotive, Inc., 4.00%, 08/15/28 (b)		45	37,610
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28 (d)	EUR	100	74,810
Ken Garff Automotive LLC, 4.88%, 09/15/28 (b)	USD	122	99,466
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (b)		292	222,241
Lithia Motors, Inc., 3.88%, 06/01/29 (b)		131	111,269
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		178	121,930
Penske Automotive Group, Inc.
3.50%, 09/01/25		214	200,625
3.75%, 06/15/29 (b)		69	57,454
Renault SA, 2.38%, 05/25/26 (d)	EUR	100	89,690
Sonic Automotive, Inc., 4.63%, 11/15/29 (b)	USD	59	45,714
TML Holdings Pte. Ltd., 4.35%, 06/09/26 (d)		200	174,787
Wabash National Corp., 4.50%, 10/15/28 (b)		220	168,300

			9,358,616

Banks — 1.3%
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31 (a)(d)	EUR	100	88,814
Banco Espirito Santo SA (e)(j)
4.75%, 01/15/22		100	15,195
4.00%, 01/21/22 (c)		100	15,195
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%	USD	201	183,011
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80% (a)(d)(k)		200	195,750
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70% (a)(d)(k)		250	248,250
Grupo Aval Ltd., 4.38%, 02/04/30 (b)		200	155,788
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (b)(g)		2,442	2,329,992
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40% (a)(d)(k)		202	174,730
NBK Tier 1 Ltd., 3.63% (a)(b)(k)		279	250,280
Standard Chartered PLC, (3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24 (a)(b)(g)		1,500	1,495,369
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25% (a)(g)(k)		1,000	754,531
Wells Fargo & Co., Series BB, (5 year CMT + 3.45%), 3.90% (a)(g)(k)		365	314,356

			6,221,261

Beverages — 1.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (g)		800	751,912
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (b)(g)(l)		633	469,893
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29 (b)(g)		1,958	1,571,295
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (b)
4.13%, 08/15/26		276	233,830
4.75%, 07/15/27	GBP	100	87,320
5.25%, 08/15/27	USD	252	179,691
Ball Corp.
2.88%, 08/15/30		36	28,977

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages (continued)
Ball Corp. (continued)
3.13%, 09/15/31 (g)	USD	377	$304,103
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (b)		211	188,450
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		34	34,731
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (b)(g)		794	758,270
OI European Group BV, 2.88%, 02/15/25 (d)	EUR	100	94,901
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	84	75,325
Triton Water Holdings, Inc., 6.25%, 04/01/29 (b)		173	122,830
Trivium Packaging Finance BV (b)(g)
5.50%, 08/15/26		1,004	948,489
8.50%, 08/15/27		1,367	1,281,704

			7,131,721

Biotechnology — 0.0%
Cidron Aida Finco SARL, 5.00%, 04/01/28 (d)	EUR	100	87,049

Building Materials (b) — 0.5%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29	USD	178	114,355
CP Atlas Buyer, Inc., 7.00%, 12/01/28		75	54,163
James Hardie International Finance DAC, 5.00%, 01/15/28		200	178,000
Jeld-Wen, Inc.
6.25%, 05/15/25		146	140,160
4.63%, 12/15/25		17	14,450
Masonite International Corp.
Class C, 5.38%, 02/01/28		101	91,405
Class C, 3.50%, 02/15/30		214	170,338
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		81	66,585
9.75%, 07/15/28		38	32,490
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (g)		503	425,151
Standard Industries, Inc. (g)
5.00%, 02/15/27		174	155,305
4.75%, 01/15/28		46	39,330
4.38%, 07/15/30		683	538,716
3.38%, 01/15/31		283	208,746
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		235	205,037

			2,434,231

Building Products (b) — 0.7%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27		202	186,248
6.38%, 06/15/30 (g)		423	413,089
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		100	81,322
Foundation Building Materials, Inc., 6.00%, 03/01/29 (g)		174	127,455
GYP Holdings III Corp., 4.63%, 05/01/29		237	184,796
LBM Acquisition LLC, 6.25%, 01/15/29		219	140,995
Patrick Industries, Inc., 4.75%, 05/01/29		64	47,631
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		258	209,758
SRS Distribution, Inc. (g)
4.63%, 07/01/28		516	451,500
6.13%, 07/01/29		392	309,278
6.00%, 12/01/29		516	405,179

Security		Par (000)	Value

Building Products (continued)
White Cap Buyer LLC, 6.88%, 10/15/28 (g)	USD	955	$764,000
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (l)		210	174,825

			3,496,076

Capital Markets — 1.1%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (a)(g)(k)		2,835	2,182,241
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)		214	176,550
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26 (g)		366	342,635
5.25%, 05/15/27 (g)		606	536,819
4.38%, 02/01/29		295	238,407
Kane Bidco Ltd., 6.50%, 02/15/27 (d)	GBP	100	106,295
NFP Corp. (b)(g)
4.88%, 08/15/28	USD	522	447,077
6.88%, 08/15/28		1,373	1,132,780

			5,162,804

Chemicals — 1.8%
Alpek SAB de CV, 3.25%, 02/25/31 (b)		200	160,225
Ashland LLC, 3.38%, 09/01/31 (b)(g)		296	240,759
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)(g)	.	447	364,917
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)		170	152,762
Braskem Idesa SAPI, 6.99%, 02/20/32 (b)		200	155,000
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81 (a)(b)		278	278,313
Chemours Co., 4.00%, 05/15/26	EUR	100	92,744
Diamond BC BV, 4.63%, 10/01/29 (b)(g)	USD	558	446,233
Element Solutions, Inc., 3.88%, 09/01/28 (b)(g)		1,421	1,172,510
EverArc Escrow SARL, 5.00%, 10/30/29 (b)(g)		550	462,943
GCP Applied Technologies, Inc., 5.50%, 04/15/26 (b)		165	164,175
HB Fuller Co., 4.25%, 10/15/28		110	92,297
Herens Holdco SARL, 4.75%, 05/15/28 (b)(g)		612	508,450
Herens Midco SARL, 5.25%, 05/15/29 (d)	EUR	100	68,377
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)(g)	USD	368	290,720
Ingevity Corp., 3.88%, 11/01/28 (b)		84	70,350
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(l)		230	210,367
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)		113	95,202
Lune Holdings SARL, 5.63%, 11/15/28 (d)	EUR	100	84,142
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)	USD	169	147,081
Monitchem HoldCo 3 SA, 5.25%, 03/15/25 (d)	EUR	100	96,018
NOVA Chemicals Corp., 4.88%, 06/01/24 (b)	USD	67	63,683
Sasol Financing USA LLC, 5.50%, 03/18/31		200	152,900
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)		239	191,200
Scotts Miracle-Gro Co.
4.00%, 04/01/31		169	126,327
4.38%, 02/01/32		27	20,526
WESCO Distribution, Inc. (b)(g)
7.13%, 06/15/25		676	674,533
7.25%, 06/15/28		616	609,224

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
WR Grace Holdings LLC (b)
5.63%, 10/01/24	USD	216	$209,263
5.63%, 08/15/29 (g)		1,371	1,009,399

			8,410,640

Commercial Services & Supplies — 0.8%
ADT Security Corp.
4.13%, 06/15/23		9	8,840
4.13%, 08/01/29 (b)		27	21,912
4.88%, 07/15/32 (b)		38	30,249
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (b)		200	171,165
APX Group, Inc., 5.75%, 07/15/29 (b)		268	207,483
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (b)(g)		36	29,945
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28 (d)	EUR	100	83,155
EC Finance PLC, 3.00%, 10/15/26 (d)		200	182,819
Fortress Transportation & Infrastructure Investors LLC (b)
6.50%, 10/01/25	USD	75	70,763
5.50%, 05/01/28		310	255,879
Herc Holdings, Inc., 5.50%, 07/15/27 (b)		362	330,470
Hertz Corp. (b)
4.63%, 12/01/26		126	105,346
5.00%, 12/01/29		101	77,770
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)		214	170,054
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		239	200,163
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (b)		11	8,718
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.25%, 04/15/24		141	137,828
5.75%, 04/15/26 (g)		421	392,582
6.25%, 01/15/28		188	157,280
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25 (b)		187	183,105
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)(g)		653	560,482
United Rentals North America, Inc.
5.50%, 05/15/27		170	166,713
5.25%, 01/15/30		161	149,328
Williams Scotsman International, Inc., 4.63%, 08/15/28 (b)		243	207,157

			3,909,206

Communications Equipment — 0.5%
Avaya, Inc., 6.13%, 09/15/28 (b)(g)		481	313,852
Ciena Corp., 4.00%, 01/31/30 (b)		104	89,766
CommScope Technologies LLC, 6.00%, 06/15/25 (b)(g)		632	546,680
CommScope, Inc. (b)
6.00%, 03/01/26		176	162,101
8.25%, 03/01/27		86	67,983
7.13%, 07/01/28 (g)		138	104,891
4.75%, 09/01/29 (g)		234	188,767
Nokia OYJ, 4.38%, 06/12/27		149	140,760
Viasat, Inc. (b)
5.63%, 09/15/25		270	218,385
5.63%, 04/15/27 (g)		67	57,932

Security		Par (000)	Value

Communications Equipment (continued)
Viasat, Inc. (b) (continued)
6.50%, 07/15/28 (g)	USD	161	$110,900
Viavi Solutions, Inc., 3.75%, 10/01/29 (b)		300	251,255

			2,253,272

Construction Materials (b) — 0.4%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28 (g)		447	382,860
3.88%, 11/15/29		59	47,170
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		109	88,735
H&E Equipment Services, Inc., 3.88%, 12/15/28		58	46,907
IAA, Inc., 5.50%, 06/15/27 (g)		372	346,496
Picasso Finance Sub, Inc., 6.13%, 06/15/25 (g)		403	392,925
Thor Industries, Inc., 4.00%, 10/15/29		168	133,056
Winnebago Industries, Inc., 6.25%, 07/15/28		114	104,395
Wolverine Escrow LLC, 9.00%, 11/15/26		672	391,642

			1,934,186

Consumer Discretionary — 1.2%
APi Escrow Corp., 4.75%, 10/15/29 (b)		100	80,750
APi Group DE, Inc., 4.13%, 07/15/29 (b)		132	104,834
Carnival Corp.
10.13%, 02/01/26 (d)	EUR	100	103,511
10.50%, 02/01/26 (b)(g)	USD	669	665,969
5.75%, 03/01/27 (b)(g)		953	688,333
9.88%, 08/01/27 (b)(g)		381	371,475
4.00%, 08/01/28 (b)(g)		1,019	835,580
6.00%, 05/01/29 (b)(g)		313	219,917
CoreLogic, Inc., 4.50%, 05/01/28 (b)(g)		511	393,470
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26 (b)		91	76,258
Life Time, Inc. (b)
5.75%, 01/15/26		258	231,289
8.00%, 04/15/26		215	191,619
NCL Corp. Ltd., 5.88%, 03/15/26 (b)		253	198,577
NCL Finance Ltd., 6.13%, 03/15/28 (b)(g)		261	189,878
Nielsen Finance LLC/Nielsen Finance Co. (b)
5.63%, 10/01/28 (g)		479	444,847
5.88%, 10/01/30		192	176,287
Royal Caribbean Cruises Ltd. (b)
10.88%, 06/01/23		90	90,301
9.13%, 06/15/23		153	151,311
11.50%, 06/01/25		120	123,300
5.50%, 08/31/26		91	67,568
5.50%, 04/01/28 (g)		354	246,030
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)		183	144,296

			5,795,400

Consumer Finance — 1.4%
American Express Co., (5 year CMT + 2.85%), 3.55% (a)(g)(k)		735	598,003
Block, Inc., 3.50%, 06/01/31 (b)(g)		1,094	871,765
Equifax, Inc., 2.60%, 12/15/25		59	55,617
HealthEquity, Inc., 4.50%, 10/01/29 (b)(g)		583	510,125
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (b)		220	195,800
Navient Corp.
7.25%, 09/25/23		77	76,183
6.13%, 03/25/24		86	81,540
5.88%, 10/25/24		82	75,374
5.50%, 03/15/29		278	214,313

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
OneMain Finance Corp.
6.88%, 03/15/25	USD	226	$214,194
7.13%, 03/15/26		305	281,890
3.50%, 01/15/27		304	243,200
6.63%, 01/15/28		240	214,502
5.38%, 11/15/29		70	56,725
4.00%, 09/15/30		139	103,034
Sabre Global, Inc. (b)
9.25%, 04/15/25		164	158,022
7.38%, 09/01/25		252	233,730
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)		348	307,977
Shift4 Payments, Inc., 0.00%, 12/15/25 (h)(i)		349	279,724
SLM Corp., 3.13%, 11/02/26		173	139,691
Verscend Escrow Corp., 9.75%, 08/15/26 (b)(g)		1,817	1,767,032

			6,678,441

Containers & Packaging — 0.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27		400	395,892
3.25%, 09/01/28		200	170,714
Clydesdale Acquisition Holdings, Inc. (b)
6.63%, 04/15/29 (g)		503	472,634
8.75%, 04/15/30		377	325,189
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	180,810
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (g)		424	403,487
Graham Packaging Co., Inc., 7.13%, 08/15/28 (b)		60	48,150
Graphic Packaging International LLC (b)
4.75%, 07/15/27		89	84,033
3.50%, 03/15/28		17	14,620
3.50%, 03/01/29		61	51,221
Klabin Austria GmbH, 3.20%, 01/12/31 (b)		200	152,250
LABL, Inc., 5.88%, 11/01/28 (b)		261	210,738
Sealed Air Corp. (b)
5.13%, 12/01/24		46	45,655
4.00%, 12/01/27		73	65,810
Suzano Austria GmbH, 3.13%, 01/15/32		71	53,339

			2,674,542

Diversified Consumer Services — 1.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)(g)
6.63%, 07/15/26		1,998	1,833,425
9.75%, 07/15/27		601	508,650
6.00%, 06/01/29		1,356	984,689
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)(g)		1,348	1,102,420
Clarivate Science Holdings Corp. (b)(g)
3.88%, 07/01/28		603	503,811
4.88%, 07/01/29		434	356,314
Garda World Security Corp., 4.63%, 02/15/27 (b)		132	113,520
Graham Holdings Co., 5.75%, 06/01/26 (b)		140	138,600
Rekeep SpA, 7.25%, 02/01/26 (d)	EUR	100	90,293
Service Corp. International
5.13%, 06/01/29	USD	238	224,241
3.38%, 08/15/30 (g)		263	215,331

Security		Par (000)	Value

Diversified Consumer Services (continued)
Service Corp. International (continued)
4.00%, 05/15/31	USD	333	$284,299
Sotheby’s, 7.38%, 10/15/27 (b)(g)		451	417,975

			6,773,568

Diversified Financial Services — 2.8%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)(g)		403	334,417
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (b)		200	187,500
Barclays PLC
3.65%, 03/16/25 (g)		3,600	3,520,426
5.20%, 05/12/26		200	199,146
BNP Paribas S.A., (5 year CMT + 3.34%), 4.63% (a)(b)(g)(k)		1,500	1,106,997
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (b)		74	61,431
Central Garden & Pet Co.
4.13%, 10/15/30		194	159,179
4.13%, 04/30/31 (b)		177	142,089
Citigroup, Inc. (a)(k)
(5 year CMT + 3.42%), 3.88% (g)		2,000	1,660,000
Series W, (5 year CMT + 3.60%), 4.00%		155	134,075
Series Y, (5 year CMT + 3.00%), 4.15% (g)		490	393,225
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25 (d)	GBP	100	108,948
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(l)	USD	223	169,190
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95% (a)(g)(k)		730	657,241
HSBC Holdings PLC (g) 4.38%, 11/23/26		395	386,101
(5 year CMT + 3.22%), 4.00% (a)(k)		290	243,111
(5 year USD ICE Swap + 4.37%), 6.38% (a)(k)		1,250	1,208,687
Intrum AB, 3.00%, 09/15/27 (d)	EUR	100	80,550
ION Trading Technologies SARL, 5.75%, 05/15/28 (b)	USD	200	159,958
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (b)		325	267,313
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (b)
4.25%, 02/01/27 (g)		170	137,245
4.75%, 06/15/29		67	51,552
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75% (a)(g)(k)		450	423,594
Morgan Stanley, 4.00%, 07/23/25 (g)		965	964,186
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25 (b)(g)		300	194,681
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22 (d)		220	217,184
Spectrum Brands, Inc. (b)
5.00%, 10/01/29		141	121,928
5.50%, 07/15/30		154	138,594

			13,428,548

Diversified Telecommunication Services — 3.3%
AT&T, Inc., 4.30%, 02/15/30 (g)		1,350	1,317,466
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)(g)		489	415,934
Frontier Communications Holdings LLC, 8.75%, 05/15/30 (b)		300	303,297

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.
5.38%, 05/01/25	USD	90	$87,171
3.40%, 03/01/27 (b)		88	75,797
4.63%, 09/15/27 (b)		111	94,627
4.25%, 07/01/28 (b)(g)		785	628,981
3.63%, 01/15/29 (b)		136	104,863
3.75%, 07/15/29 (b)		380	293,818
Lumen Technologies, Inc. (g)
5.13%, 12/15/26 (b)		839	706,287
4.00%, 02/15/27 (b)		493	416,955
4.50%, 01/15/29 (b)		560	416,861
5.38%, 06/15/29 (b)		455	360,258
Series U, 7.65%, 03/15/42		188	144,290
Series W, 6.75%, 12/01/23		512	507,205
Series Y, 7.50%, 04/01/24		266	262,342
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25 (l)		200	92,000
SoftBank Group Corp. (d)
4.50%, 04/20/25	EUR	100	94,839
4.75%, 07/30/25		100	92,913
Sprint Capital Corp. (g)
6.88%, 11/15/28	USD	1,355	1,424,809
8.75%, 03/15/32		870	1,047,028
Switch Ltd. (b)
3.75%, 09/15/28		312	308,615
4.13%, 06/15/29 (g)		616	609,742
Telecom Italia Capital SA
6.38%, 11/15/33		222	171,428
6.00%, 09/30/34 (g)		432	325,845
7.20%, 07/18/36		98	74,406
7.72%, 06/04/38		44	33,946
Telecom Italia SpA
4.00%, 04/11/24 (d)	EUR	150	154,442
5.30%, 05/30/24 (b)(g)	USD	200	192,170
1.63%, 01/18/29 (d)	EUR	200	151,345
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30 (b)	USD	152	105,154
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (b)		266	218,756
Verizon Communications, Inc. (g)
2.36%, 03/15/32		169	140,124
3.70%, 03/22/61		1,000	785,422
Zayo Group Holdings, Inc. (b)(g)
4.00%, 03/01/27		3,059	2,537,716
6.13%, 03/01/28		1,772	1,279,579

			15,976,431

Electric Utilities — 0.6%
Black Hills Corp., 3.15%, 01/15/27 (g)		305	290,869
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29 (b)		200	156,412
Enel Finance International NV, 3.63%, 05/25/27 (b)(g)		900	855,312
Exelon Corp., 3.40%, 04/15/26 (g)		140	135,841
FirstEnergy Corp.
2.65%, 03/01/30		270	222,750
Series B, 2.25%, 09/01/30		21	16,643
Series C, 3.40%, 03/01/50 (g)		717	486,054
FirstEnergy Transmission LLC (b)
5.45%, 07/15/44 (g)		458	428,098

Security		Par (000)	Value

Electric Utilities (continued)
FirstEnergy Transmission LLC (b) (continued)
4.55%, 04/01/49	USD	163	$131,154
NextEra Energy Operating Partners LP (b)
4.25%, 07/15/24 (g)		170	162,622
4.25%, 09/15/24		9	8,573
Pike Corp., 5.50%, 09/01/28 (b)		80	64,945
Texas Competitive Electric Holdings, 1.00%, 11/10/21 (c)(e)(j)		780	—

			2,959,273

Electrical Equipment (b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (g)		416	385,840
GrafTech Finance, Inc., 4.63%, 12/15/28		136	110,091

			495,931

Electronic Equipment, Instruments & Components — 0.4%
BWX Technologies, Inc. (b)
4.13%, 06/30/28		268	238,520
4.13%, 04/15/29		208	182,520
Energizer Holdings, Inc. (b)
4.75%, 06/15/28		140	111,121
4.38%, 03/31/29		19	14,587
Imola Merger Corp., 4.75%, 05/15/29 (b)(g)		660	552,196
Vertiv Group Corp., 4.13%, 11/15/28 (b)(g)		994	807,048
Xerox Corp., 4.80%, 03/01/35		56	42,971

			1,948,963

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27		139	126,750
6.25%, 04/01/28 (g)		706	625,022
Halliburton Co., 3.80%, 11/15/25 (g)		3	2,970
Petroleos Mexicanos
8.75%, 06/02/29 (b)		169	151,181
6.70%, 02/16/32 (g)		220	166,650
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		263	239,251
6.88%, 09/01/27 (g)		406	360,325
Vallourec SA, 8.50%, 06/30/26 (d)	EUR	25	24,195
Weatherford International Ltd. (b)
6.50%, 09/15/28	USD	13	11,667
8.63%, 04/30/30		208	172,596

			1,880,607

Entertainment (b) — 0.1%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/29 (g)		324	273,780
Lindblad Expeditions LLC, 6.75%, 02/15/27		260	222,950
NCL Corp. Ltd., 7.75%, 02/15/29		109	83,385

			580,115

Environmental, Maintenance & Security Service — 0.6%
Clean Harbors, Inc. (b)(g)
4.88%, 07/15/27		250	228,750
5.13%, 07/15/29		172	156,090
Covanta Holding Corp.
4.88%, 12/01/29 (b)		250	203,430
5.00%, 09/01/30		45	36,734
GFL Environmental, Inc. (b)
4.25%, 06/01/25		86	81,160
3.75%, 08/01/25		136	126,140

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc. (b) (continued)
5.13%, 12/15/26 (g)	USD	485	$463,805
4.00%, 08/01/28 (g)		431	355,575
3.50%, 09/01/28		198	169,785
4.75%, 06/15/29		378	312,795
4.38%, 08/15/29		259	208,495
Stericycle, Inc., 3.88%, 01/15/29 (b)		162	132,435
Tervita Corp., 11.00%, 12/01/25 (b)		114	123,975
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)(g)		519	461,028

			3,060,197

Equity Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50 (g)		450	371,148
Brookfield Property REIT, Inc./BPR Cumulus
LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (b)		178	147,604
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (b)		163	139,202
ERP Operating LP, 3.38%, 06/01/25 (g)		1,015	994,918
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)(g)		142	118,668
Iron Mountain, Inc. (b)(g)
5.25%, 07/15/30		172	149,536
5.63%, 07/15/32		417	352,605
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24 (d)		229	199,230
MPT Operating Partnership LP/MPT Finance Corp. (g)
5.00%, 10/15/27		66	60,368
4.63%, 08/01/29		433	379,957
3.50%, 03/15/31		1,400	1,103,424
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27 (g)		644	571,299
4.50%, 02/15/29 (b)		179	151,774
RLJ Lodging Trust LP (b)
3.75%, 07/01/26		135	116,987
4.00%, 09/15/29		97	79,677
Ventas Realty LP, 4.13%, 01/15/26 (g)		650	643,024

			5,579,421

Food & Staples Retailing — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26 (g)		582	506,893
7.50%, 03/15/26 (g)		107	106,436
4.63%, 01/15/27 (g)		766	684,283
5.88%, 02/15/28		320	299,081
4.88%, 02/15/30		138	118,382
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (d)	GBP	100	94,341
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)	USD	313	311,951
Kraft Heinz Foods Co.
6.50%, 02/09/40		155	167,491
4.88%, 10/01/49 (g)		397	350,651
5.50%, 06/01/50 (g)		691	663,301
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28 (g)		156	146,813
4.13%, 01/31/30		312	270,055
4.38%, 01/31/32		285	247,950
Market Bidco Finco PLC, 5.50%, 11/04/27 (d)	GBP	100	92,515
Ocado Group PLC, 3.88%, 10/08/26 (d)		100	97,624

Security		Par (000)	Value

Food & Staples Retailing (continued)
Performance Food Group, Inc., 4.25%, 08/01/29 (b)(g)	USD	395	$329,825
Post Holdings, Inc. (b)
5.75%, 03/01/27		89	86,219
5.63%, 01/15/28		73	69,291
5.50%, 12/15/29 (g)		261	233,329
4.63%, 04/15/30 (g)		170	143,441
U.S. Foods, Inc., 4.75%, 02/15/29 (b)		335	292,854

			5,312,726

Food Products — 0.6%
Aramark Services, Inc. (b)
5.00%, 04/01/25 (g)		623	596,924
5.00%, 02/01/28		442	400,545
BRF SA, 4.88%, 01/24/30 (d)		200	158,600
Chobani LLC/Chobani Finance Corp., Inc. (b)(g)
7.50%, 04/15/25		757	695,205
4.63%, 11/15/28		364	307,580
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31 (b)(g)		280	229,708
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (b)(g)		175	136,719
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (b)		284	240,094

			2,765,375

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (b)		91	77,384

Health Care Equipment & Supplies (b) — 0.2%
Avantor Funding, Inc.
4.63%, 07/15/28 (g)		872	799,362
3.88%, 11/01/29		210	183,677
Embecta Corp., 6.75%, 02/15/30		152	136,850
Hologic, Inc., 3.25%, 02/15/29		46	39,316

			1,159,205

Health Care Providers & Services — 3.5%
180 Medical, Inc., 3.88%, 10/15/29 (b)		200	173,000
Acadia Healthcare Co., Inc. (b)
5.50%, 07/01/28		115	107,444
5.00%, 04/15/29		55	49,375
AdaptHealth LLC (b)
6.13%, 08/01/28		73	64,570
5.13%, 03/01/30		26	21,916
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)		324	238,043
Cano Health LLC, 6.25%, 10/01/28 (b)		125	102,225
Centene Corp.
2.45%, 07/15/28 (g)		687	572,985
4.63%, 12/15/29 (g)		1,058	986,585
3.00%, 10/15/30 (g)		652	540,345
2.50%, 03/01/31 (g)		1,077	854,880
2.63%, 08/01/31		334	265,697
CHS/Community Health Systems, Inc. (b)
8.00%, 03/15/26 (g)		1,132	1,030,901
5.63%, 03/15/27 (g)		565	478,199
6.00%, 01/15/29 (g)		502	415,867
6.13%, 04/01/30		301	183,610
Elevance Health, Inc., 2.75%, 10/15/42 (h)		57	391,043
Encompass Health Corp.
4.50%, 02/01/28		45	38,524
4.75%, 02/01/30 (g)		403	337,730

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp. (continued)
4.63%, 04/01/31	USD	211	$170,852
HCA, Inc., 5.50%, 06/15/47 (g)		650	579,821
Legacy LifePoint Health LLC (b)
6.75%, 04/15/25		190	183,656
4.38%, 02/15/27		217	185,930
LifePoint Health, Inc., 5.38%, 01/15/29 (b)(g)		160	117,600
Medline Borrower LP (b)(g)
3.88%, 04/01/29		449	382,418
5.25%, 10/01/29		1,118	918,213
ModivCare, Inc., 5.88%, 11/15/25 (b)		71	65,320
Molina Healthcare, Inc. (b)
4.38%, 06/15/28		303	270,661
3.88%, 11/15/30		226	193,180
3.88%, 05/15/32		238	199,584
Owens & Minor, Inc., 6.63%, 04/01/30 (b)		142	129,713
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)		312	266,292
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)		53	51,543
Surgery Center Holdings, Inc. (b)(g)
6.75%, 07/01/25		611	560,006
10.00%, 04/15/27		621	601,528
Teleflex, Inc.
4.63%, 11/15/27		80	73,800
4.25%, 06/01/28 (b)(g)		368	332,501
Tenet Healthcare Corp.
4.63%, 07/15/24 (g)		204	195,785
4.63%, 09/01/24 (b)(g)		367	352,320
4.88%, 01/01/26 (b)(g)		1,618	1,488,560
6.25%, 02/01/27 (b)		95	87,439
5.13%, 11/01/27 (b)(g)		614	552,600
4.63%, 06/15/28 (b)		81	70,533
6.13%, 10/01/28 (b)(g)		183	156,608
4.25%, 06/01/29 (b)		48	40,426
6.13%, 06/15/30 (b)		283	261,090
UnitedHealth Group, Inc., 3.75%, 07/15/25 (g)		1,470	1,468,013

			16,808,931

Health Care Technology — 0.8%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (b)(g)		365	343,585
2.38%, 03/01/28 (d)	EUR	100	85,412
3.13%, 02/15/29 (b)	USD	157	128,808
3.50%, 04/01/30 (b)(g)		412	336,163
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25 (b)(g)		732	712,741
Charles River Laboratories International, Inc. (b)
4.25%, 05/01/28		159	142,831
3.75%, 03/15/29		34	29,507
4.00%, 03/15/31		98	83,540
Chrome Bidco SASU, 3.50%, 05/31/28 (d)	EUR	100	85,755
IQVIA, Inc. (b)(g)
5.00%, 10/15/26	USD	463	440,929
5.00%, 05/15/27		437	413,446
Minerva Merger Sub, Inc., 6.50%, 02/15/30 (b)(g)		600	498,954
Syneos Health, Inc., 3.63%, 01/15/29 (b)(g)		802	679,156

			3,980,827

Hotels, Restaurants & Leisure — 4.0%
1011778 BC ULC/New Red Finance, Inc. (b)
5.75%, 04/15/25		207	208,206

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
1011778 BC ULC/New Red Finance, Inc. (b) (continued)
3.88%, 01/15/28 (g)	USD	590	$512,073
4.38%, 01/15/28		134	117,156
4.00%, 10/15/30		146	117,165
Accor SA, 0.70%, 12/07/27 (d)	EUR	32	13,579
Affinity Gaming, 6.88%, 12/15/27 (b)	USD	4	3,360
Airbnb, Inc., 0.00%, 03/15/26 (h)(i)		567	471,177
Boyd Gaming Corp.
4.75%, 12/01/27		179	161,995
4.75%, 06/15/31 (b)(g)		376	317,728
Boyne USA, Inc., 4.75%, 05/15/29 (b)		297	257,184
Caesars Entertainment, Inc. (b)(g)
6.25%, 07/01/25		1,466	1,412,828
8.13%, 07/01/27		1,508	1,457,105
4.63%, 10/15/29		624	485,160
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (b)(g)		478	457,116
Carnival Corp., 7.63%, 03/01/26 (b)		71	54,992
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (b)(g)		668	607,880
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)(g)		296	287,120
Champion Path Holdings Ltd., 4.50%, 01/27/26 (d)		232	143,840
Churchill Downs, Inc. (b)
5.50%, 04/01/27 (g)		675	641,250
4.75%, 01/15/28		435	387,150
Cirsa Finance International SARL, 4.75%, 05/22/25 (d)	EUR	100	92,356
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29 (g)	USD	483	411,757
6.75%, 01/15/30		292	224,110
Food Service Project SA, 5.50%, 01/21/27 (d)	EUR	100	89,862
Fortune Star BVI Ltd., 6.75%, 07/02/23 (d)	USD	200	157,175
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (b)		145	142,100
5.75%, 05/01/28 (b)		99	94,132
3.75%, 05/01/29 (b)		110	93,296
4.88%, 01/15/30 (g)		972	878,445
4.00%, 05/01/31 (b)		292	242,652
McDonald’s Corp., 3.70%, 01/30/26 (g)		405	403,762
Melco Resorts Finance Ltd., 5.25%, 04/26/26 (d)		250	175,000
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)		200	182,501
MGM China Holdings Ltd., 5.88%, 05/15/26 (d)		250	189,812
MGM Resorts International
6.00%, 03/15/23 (g)		416	415,035
5.75%, 06/15/25		29	27,623
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)		235	191,525
Powdr Corp., 6.00%, 08/01/25 (b)		317	314,622
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		116	82,587
5.88%, 09/01/31		116	80,506
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (b)		177	154,875
Royal Caribbean Cruises Ltd., 5.38%, 07/15/27 (b)(g)		284	206,431
Scientific Games International, Inc. (b) 8.63%, 07/01/25		203	208,095

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc. (b) (continued)
7.00%, 05/15/28	USD	174	$163,287
7.25%, 11/15/29		51	47,828
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)(g)		533	539,572
Spirit Issuer PLC, Series A5, 5.47%, 12/28/34 (d)	GBP	2,550	3,279,689
Station Casinos LLC, 4.63%, 12/01/31 (b)	USD	277	216,060
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25 (d)	GBP	100	111,170
Vail Resorts, Inc., 6.25%, 05/15/25 (b)	USD	154	153,811
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (b)		158	138,196
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(g)		192	164,446
Wynn Macau Ltd., 5.50%, 01/15/26 (d)		347	239,864
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)
7.75%, 04/15/25		239	232,609
5.13%, 10/01/29 (g)		618	486,737
Yum! Brands, Inc.
4.75%, 01/15/30 (b)(g)		279	253,192
3.63%, 03/15/31		96	80,640
5.35%, 11/01/43		71	58,842

			19,338,266

Household Durables — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co. (b)
4.63%, 08/01/29		100	75,000
4.63%, 04/01/30		145	106,481
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b)
5.00%, 06/15/29		208	157,262
4.88%, 02/15/30 (g)		412	299,318
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)		253	223,672
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26 (b)		219	214,620
Mattamy Group Corp., 4.63%, 03/01/30 (b)		199	145,432
Meritage Homes Corp., 5.13%, 06/06/27		50	45,767
NCR Corp. (b)
5.75%, 09/01/27		220	195,257
5.00%, 10/01/28		110	93,269
5.13%, 04/15/29		145	122,632
6.13%, 09/01/29		92	79,567
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)		330	221,925
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		245	225,819
5.13%, 08/01/30		54	44,846
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29		224	180,441
3.88%, 10/15/31 (g)		239	179,250
Tri Pointe Group, Inc./Tri Pointe Homes, Inc.,
5.88%, 06/15/24		11	10,704
Tri Pointe Homes, Inc., 5.25%, 06/01/27		15	13,112

			2,634,374

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22 (c)(e)(j)		200	—
Energizer Holdings, Inc., 6.50%, 12/31/27 (b)		117	102,521

			102,521

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 1.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24 (d)	USD	200	$190,725
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24 (d)		200	188,663
Calpine Corp. (b)
5.25%, 06/01/26 (g)		221	209,950
4.50%, 02/15/28 (g)		249	226,061
5.13%, 03/15/28 (g)		1,060	933,118
4.63%, 02/01/29 (g)		106	88,221
5.00%, 02/01/31		43	34,762
3.75%, 03/01/31		5	4,067
Clearway Energy Operating LLC (b)
4.75%, 03/15/28 (g)		300	269,904
3.75%, 01/15/32		262	207,635
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27 (b)		215	167,702
Greenko Mauritius Ltd., 6.25%, 02/21/23 (d)		200	197,975
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26 (d)		200	176,500
India Cleantech Energy, 4.70%, 08/10/26 (b)		243	193,483
India Green Energy Holdings
5.38%, 04/29/24 (b)		250	233,750
5.38%, 04/29/24 (d)		250	233,750
Investment Energy Resources Ltd., 6.25%, 04/26/29 (b)		200	169,600
NRG Energy, Inc.
6.63%, 01/15/27 (g)		720	705,151
5.75%, 01/15/28		63	57,263
5.25%, 06/15/29 (b)(g)		253	225,803
3.63%, 02/15/31 (b)(g)		277	217,165
3.88%, 02/15/32 (b)		134	106,434
TerraForm Power Operating LLC (b)
5.00%, 01/31/28		96	86,951
4.75%, 01/15/30		186	159,307

			5,283,940

Insurance — 2.2%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		231	180,825
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)(g)
4.25%, 10/15/27		1,166	1,009,255
6.75%, 10/15/27		1,896	1,682,473
5.88%, 11/01/29		1,182	980,835
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (g)		360	355,115
AmWINS Group, Inc., 4.88%, 06/30/29 (b)		266	217,833
Aon Global Ltd., 3.88%, 12/15/25 (g)		1,115	1,102,703
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)		330	308,930
HUB International Ltd. (b)
7.00%, 05/01/26 (g)		1,226	1,152,930
5.63%, 12/01/29		53	43,781
Ryan Specialty Group LLC, 4.38%, 02/01/30 (b)		135	117,450
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53 (a)(g)		3,500	3,281,530

			10,433,660

Interactive Media & Services — 0.4%
Arches Buyer, Inc., 4.25%, 06/01/28 (b)		110	89,563
Cablevision Lightpath LLC (b) 3.88%, 09/15/27		400	331,000

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Cablevision Lightpath LLC (b) (continued)
5.63%, 09/15/28 (g)	USD	400	$312,904
Iliad SA, 2.38%, 06/17/26 (d)	EUR	100	91,696
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (b)
4.75%, 04/30/27	USD	303	249,536
6.00%, 02/15/28 (g)		309	222,051
Twitter, Inc. (b)
3.88%, 12/15/27		295	278,113
5.00%, 03/01/30		182	172,672
United Group BV, 4.00%, 11/15/27 (d)	EUR	100	79,367

			1,826,902

Internet & Direct Marketing Retail — 0.0%
Very Group Funding PLC, 6.50%, 08/01/26 (d)	GBP	100	92,310

Internet Software & Services — 1.1%
ANGI Group LLC, 3.88%, 08/15/28 (b)	USD	262	199,486
Booking Holdings, Inc., 0.75%, 05/01/25 (h)		380	455,544
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)
5.25%, 12/01/27		303	277,245
3.50%, 03/01/29		165	139,110
Match Group Holdings II LLC (b)
4.63%, 06/01/28		157	142,336
5.63%, 02/15/29		177	165,495
4.13%, 08/01/30		198	165,351
3.63%, 10/01/31		158	124,425
Uber Technologies, Inc.
7.50%, 05/15/25 (b)(g)		667	660,644
0.00%, 12/15/25 (h)(i)		1,582	1,261,989
8.00%, 11/01/26 (b)(g)		311	309,600
7.50%, 09/15/27 (b)(g)		622	602,581
6.25%, 01/15/28 (b)(g)		402	371,786
4.50%, 08/15/29 (b)(g)		652	536,270
Zillow Group, Inc., 1.38%, 09/01/26 (h)		55	54,945

			5,466,807

IT Services — 1.2%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		150	124,350
Booz Allen Hamilton, Inc. (b)(g)
3.88%, 09/01/28		272	240,720
4.00%, 07/01/29		391	340,924
CA Magnum Holdings, 5.38%, 10/31/26 (b)(g)		382	330,430
Camelot Finance SA, 4.50%, 11/01/26 (b)(g)		564	514,424
Condor Merger Sub, Inc., 7.38%, 02/15/30 (b)(g)		786	638,837
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)(g)		485	418,919
Fair Isaac Corp., 4.00%, 06/15/28 (b)(g)		366	324,217
Gartner, Inc. (b)
4.50%, 07/01/28		107	98,248
3.63%, 06/15/29		133	115,227
3.75%, 10/01/30 (g)		368	313,260
International Business Machines Corp., 1.95%, 05/15/30 (g)		500	419,019
KBR, Inc., 4.75%, 09/30/28 (b)		206	181,556
La Financiere Atalian SASU, 5.13%, 05/15/25 (d)	EUR	100	79,919
Science Applications International Corp., 4.88%, 04/01/28 (b)(g)	USD	289	269,492

Security		Par (000)	Value

IT Services (continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (b)	USD	243	$228,599
Twilio, Inc., 3.88%, 03/15/31		353	290,438
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)(g)		692	579,649

			5,508,228

Leisure Products — 0.1%
Mattel, Inc.
3.75%, 04/01/29 (b)		103	92,556
6.20%, 10/01/40		219	209,145
5.45%, 11/01/41		278	244,015

			545,716

Machinery — 0.8%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28 (b)		108	90,180
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(l)		240	232,800
Madison IAQ LLC, 5.88%, 06/30/29 (b)		658	504,239
Mueller Water Products, Inc., 4.00%, 06/15/29 (b)		138	120,383
OT Merger Corp., 7.88%, 10/15/29 (b)		115	66,050
Stevens Holding Co., Inc., 6.13%, 10/01/26 (b)		167	160,737
Terex Corp., 5.00%, 05/15/29 (b)		333	283,050
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)(g)		852	783,158
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (b)(g)		400	359,000
TK Elevator Midco GmbH, 4.38%, 07/15/27 (d)	EUR	100	90,280
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)(g)	USD	1,033	920,987

			3,610,864

Media — 9.4%
Altice Financing SA
3.00%, 01/15/28 (d)	EUR	100	78,054
5.00%, 01/15/28 (b)(g)	USD	378	304,608
5.75%, 08/15/29 (b)(g)		1,447	1,161,217
Altice France Holding SA, 10.50%, 05/15/27 (b)(g)		1,673	1,403,881
AMC Networks, Inc.
4.75%, 08/01/25		222	206,802
4.25%, 02/15/29		123	99,653
Block Communications, Inc., 4.88%, 03/01/28 (b)		128	108,160
Cable One, Inc.
1.13%, 03/15/28 (h)		1,028	861,464
4.00%, 11/15/30 (b)		261	214,406
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (b)(g)		565	533,219
5.00%, 02/01/28 (b)		83	76,584
5.38%, 06/01/29 (b)(g)		731	653,397
4.75%, 03/01/30 (b)		204	174,471
4.50%, 08/15/30 (b)(g)		1,099	912,476
4.25%, 02/01/31 (b)(g)		764	622,660
4.75%, 02/01/32 (b)		451	369,279
4.50%, 05/01/32 (g)		426	344,932
4.50%, 06/01/33 (b)		260	204,885
4.25%, 01/15/34 (b)(g)		991	765,547
Charter Communications Operating LLC/Charter Communications Operating Capital (g)
4.91%, 07/23/25		2,425	2,430,626
5.38%, 05/01/47		425	361,871

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Clear Channel International BV, 6.63%, 08/01/25 (b)(g)	USD	384	$357,120
Clear Channel Outdoor Holdings, Inc. (b)(g)
5.13%, 08/15/27		1,676	1,415,097
7.75%, 04/15/28		1,017	739,939
7.50%, 06/01/29		803	577,405
CMG Media Corp., 8.88%, 12/15/27 (b)(g)		617	487,436
Comcast Corp., 3.95%, 10/15/25 (g)		3,000	3,011,836
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)(g)		2,266	2,036,296
CSC Holdings LLC
5.25%, 06/01/24		123	115,005
6.50%, 02/01/29 (b)(g)		865	781,207
5.75%, 01/15/30 (b)(g)		660	480,170
4.13%, 12/01/30 (b)(g)		626	488,280
3.38%, 02/15/31 (b)(g)		257	190,003
4.50%, 11/15/31 (b)(g)		488	376,321
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27 (b)(g)		459	391,559
Discovery Communications LLC (g)
3.25%, 04/01/23		1,490	1,485,695
3.45%, 03/15/25		170	164,598
DISH DBS Corp.
5.88%, 07/15/22 (g)		1,233	1,226,009
5.00%, 03/15/23		186	177,029
7.75%, 07/01/26 (g)		601	468,480
5.25%, 12/01/26 (b)(g)		1,226	960,988
5.75%, 12/01/28 (b)(g)		946	700,428
DISH Network Corp., 3.38%, 08/15/26 (h)		260	175,630
Frontier Communications Holdings LLC (b)(g)
5.88%, 10/15/27		417	374,926
5.00%, 05/01/28		483	410,550
6.75%, 05/01/29		573	471,292
6.00%, 01/15/30		266	204,674
GCI LLC, 4.75%, 10/15/28 (b)		198	171,557
iHeartCommunications, Inc.
6.38%, 05/01/26		264	244,688
5.25%, 08/15/27 (b)		122	104,411
4.75%, 01/15/28 (b)		78	64,278
Iliad Holding SASU (b)(g)
6.50%, 10/15/26		486	437,385
7.00%, 10/15/28		498	433,228
Kaixo Bondsco Telecom SA, 5.13%, 09/30/29 (d)	EUR	100	79,382
Lamar Media Corp., 4.00%, 02/15/30	USD	126	105,796
LCPR Senior Secured Financing DAC (b)(g)
6.75%, 10/15/27		360	335,819
5.13%, 07/15/29		768	641,280
Liberty Broadband Corp. (b)(h)
1.25%, 09/30/50		413	385,742
2.75%, 09/30/50		797	758,092
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (b)(l)		401	205,827
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (b)(g)		748	583,440
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (b)		200	175,000
Live Nation Entertainment, Inc. (b)
4.88%, 11/01/24		31	29,605
6.50%, 05/15/27 (g)		1,066	1,048,326
4.75%, 10/15/27		152	134,751

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc. (b) (continued)
3.75%, 01/15/28	USD	192	$165,600
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (d)	EUR	100	87,474
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (b)	USD	177	162,840
Network i2i Ltd., (5 year CMT + 4.27%), 5.65% (a)(d)(k)		300	277,650
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27 (g)		329	287,464
4.25%, 01/15/29		144	114,713
4.63%, 03/15/30		15	11,818
Radiate Holdco LLC/Radiate Finance, Inc. (b)(g)
4.50%, 09/15/26		1,150	991,622
6.50%, 09/15/28		2,120	1,638,495
Sable International Finance Ltd.
5.75%, 09/07/27 (d)		245	224,567
5.75%, 09/07/27 (b)		200	183,320
Scripps Escrow II, Inc., 3.88%, 01/15/29 (b)		17	14,247
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)(g) .		495	392,617
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26 (g)		491	438,085
5.00%, 08/01/27		293	271,763
4.00%, 07/15/28 (g)		347	300,155
5.50%, 07/01/29 (g)		722	657,922
4.13%, 07/01/30		36	30,067
3.88%, 09/01/31 (g)		498	396,533
Stagwell Global LLC, 5.63%, 08/15/29 (b)		101	81,157
Summer BC Holdco B SARL, 5.75%, 10/31/26 (d)	EUR	100	91,292
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (b)	USD	200	176,480
Univision Communications, Inc. (b)
5.13%, 02/15/25		133	125,153
6.63%, 06/01/27		234	222,794
7.38%, 06/30/30		129	126,098
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)(g)		449	365,935
Videotron Ltd., 3.63%, 06/15/29 (b)		262	212,681
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (b)(g)		754	623,911
VZ Secured Financing BV, 3.50%, 01/15/32 (d)	EUR	100	78,639
WMG Acquisition Corp., 3.88%, 07/15/30 (b)	USD	136	113,091
Ziggo Bonds Co. BV (b)
6.00%, 01/15/27		199	176,115
5.13%, 02/28/30 (g)		225	176,492
Ziggo BV, 4.88%, 01/15/30 (b)(g)		200	169,588

			45,481,150

Metals & Mining — 1.7%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24 (d)		250	249,375
Allegheny Technologies, Inc.
4.88%, 10/01/29		101	80,547
5.13%, 10/01/31		273	209,129
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	.	200	167,250
Arconic Corp. (b)
6.00%, 05/15/25 (g)		332	323,801
6.13%, 02/15/28		343	320,287
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)(g)		861	798,961
Carpenter Technology Corp.
6.38%, 07/15/28		44	39,275
7.63%, 03/15/30		303	278,244

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Commercial Metals Co.
4.13%, 01/15/30	USD	70	$58,940
4.38%, 03/15/32		75	61,431
Constellium SE (b)
5.88%, 02/15/26 (g)		588	548,986
5.63%, 06/15/28		500	447,371
3.75%, 04/15/29 (g)		756	599,563
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32 (b)(g)		405	364,500
JSW Steel Ltd., 5.95%, 04/18/24 (d)		200	197,500
Kaiser Aluminum Corp. (b)
4.63%, 03/01/28		191	159,011
4.50%, 06/01/31		347	262,637
Mineral Resources Ltd. (b)
8.00%, 11/01/27		126	122,850
8.50%, 05/01/30		128	126,080
New Gold, Inc., 7.50%, 07/15/27 (b)(g)		545	474,150
Nexa Resources SA, 5.38%, 05/04/27 (b)(g)		237	218,973
Novelis Corp. (b)(g)
3.25%, 11/15/26		472	398,970
4.75%, 01/30/30		951	790,452
3.88%, 08/15/31		511	393,567
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)		122	103,812
thyssenkrupp AG, 2.88%, 02/22/24 (d)	EUR	84	84,433
U.S. Steel Corp., 6.88%, 03/01/29 (g)	USD	346	301,916
Vedanta Resources Finance II PLC, 13.88%, 01/21/24 (d)		200	178,000

			8,360,011

Multiline Retail — 0.1%
Bath & Body Works, Inc.
6.88%, 11/01/35 (g)		295	239,687
6.75%, 07/01/36		71	56,793
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)(g)		396	364,946

			661,426

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc., 3.90%, 10/01/25 (g)		285	286,780
Entegris, Inc. (b)
4.38%, 04/15/28		246	217,095
3.63%, 05/01/29		40	33,449

			537,324

Oil, Gas & Consumable Fuels — 9.2%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)(g)		699	679,253
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27		271	252,030
5.75%, 01/15/28		59	53,715
5.38%, 06/15/29		206	184,485
Apache Corp.
4.25%, 01/15/30		205	181,681
5.10%, 09/01/40 (g)		450	379,971
5.25%, 02/01/42		40	33,459
5.35%, 07/01/49		137	108,249
Arcosa, Inc., 4.38%, 04/15/29 (b)(g)		374	317,359
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b) 9.00%, 11/01/27 (g)		639	802,062

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b) (continued) 5.88%, 06/30/29	USD	291	$256,080
Buckeye Partners LP
4.13%, 03/01/25 (b)(g)		262	242,567
5.85%, 11/15/43		145	102,950
5.60%, 10/15/44		86	59,888
Callon Petroleum Co.
6.13%, 10/01/24		126	127,940
9.00%, 04/01/25 (b)(g)		842	892,520
6.38%, 07/01/26		119	109,778
8.00%, 08/01/28 (b)(g)		583	560,030
7.50%, 06/15/30 (b)		549	505,157
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31 (d)	EUR	200	142,734
Centennial Resource Production LLC
6.88%, 04/01/27 (b)	USD	46	43,683
3.25%, 04/01/28 (g)(h)		478	594,512
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 06/15/29 (b)		560	539,000
Cheniere Energy Partners LP (g)
4.50%, 10/01/29		659	588,289
4.00%, 03/01/31		634	539,090
3.25%, 01/31/32 (b)		528	415,800
Cheniere Energy, Inc., 4.63%, 10/15/28 (g)		1,831	1,648,944
Chesapeake Energy Corp. (b)
5.88%, 02/01/29		41	38,663
6.75%, 04/15/29 (g)		518	500,922
Citgo Holding, Inc., 9.25%, 08/01/24 (b)		228	220,590
Civitas Resources, Inc., 5.00%, 10/15/26 (b)		88	78,980
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		92	77,280
CNX Resources Corp.
2.25%, 05/01/26 (h)		499	729,288
6.00%, 01/15/29 (b)		110	102,762
Colgate Energy Partners III LLC (b)
7.75%, 02/15/26		272	258,573
5.88%, 07/01/29 (g)		353	309,316
Comstock Resources, Inc. (b)(g)
6.75%, 03/01/29		647	579,343
5.88%, 01/15/30		543	466,980
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)		1,367	1,164,055
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)(g)		708	644,280
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b)
5.63%, 05/01/27		52	46,280
6.00%, 02/01/29		47	41,011
8.00%, 04/01/29		90	83,588
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25 (b)(g)		809	760,460
DCP Midstream Operating LP (b)
6.45%, 11/03/36		162	158,760
6.75%, 09/15/37 (g)		295	280,619
DT Midstream, Inc. (b)(g)
4.13%, 06/15/29		408	345,780
4.38%, 06/15/31		518	433,825
Dycom Industries, Inc., 4.50%, 04/15/29 (b)		102	89,057
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (b)		290	274,412

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
eG Global Finance PLC
6.75%, 02/07/25 (b)(g)	USD	596	$561,959
6.25%, 10/30/25 (d)	EUR	142	133,360
8.50%, 10/30/25 (b)	USD	252	244,125
Enbridge, Inc., (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78 (a)(g)		1,565	1,393,067
Endeavor Energy Resources LP/EER Finance, Inc. (b)
6.63%, 07/15/25		192	192,941
5.75%, 01/30/28 (g)		386	367,723
Energy Transfer LP (g) 3.90%, 07/15/26		235	225,806
Series H, (5 year CMT + 5.69%), 6.50% (a)(k)		644	569,243
EnLink Midstream LLC
5.63%, 01/15/28 (b)		249	228,400
5.38%, 06/01/29		335	293,195
EnLink Midstream Partners LP
4.40%, 04/01/24 (g)		240	234,275
4.15%, 06/01/25		17	15,825
4.85%, 07/15/26		115	106,088
5.60%, 04/01/44		226	160,056
5.05%, 04/01/45		40	27,050
5.45%, 06/01/47		60	42,464
EQM Midstream Partners LP
6.00%, 07/01/25 (b)(g)		94	90,116
4.13%, 12/01/26		100	86,375
6.50%, 07/01/27 (b)(g)		364	338,447
4.50%, 01/15/29 (b)		21	17,049
7.50%, 06/01/30 (b)		84	80,694
4.75%, 01/15/31 (b)(g)		663	528,742
EQT Corp., 1.75%, 05/01/26 (h)		193	454,611
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		46	42,435
7.75%, 02/01/28		118	102,076
Geopark Ltd., 5.50%, 01/17/27 (b)		200	166,325
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		37	36,398
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		60	56,354
Hess Corp., 4.30%, 04/01/27 (g)		50	48,739
Hess Midstream Operations LP, 4.25%, 02/15/30 (b) .		240	200,992
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (b)		32	30,160
Hilong Holding Ltd., 9.75%, 11/18/24 (d)		207	112,466
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26 (d)		200	187,000
HTA Group Ltd., 7.00%, 12/18/25 (b)		200	166,788
IHS Holding Ltd., 6.25%, 11/29/28 (b)		200	159,500
Impulsora Pipeline LLC, 6.05%, 12/31/42 (c)		1,382	1,223,330
ITT Holdings LLC, 6.50%, 08/01/29 (b)		343	274,400
Kinetik Holdings LP, 5.88%, 06/15/30 (b)(g)		553	526,796
Matador Resources Co., 5.88%, 09/15/26 (g)		1,116	1,072,788
Medco Bell Pte. Ltd., 6.38%, 01/30/27 (d)		250	211,250
MPLX LP, 4.25%, 12/01/27 (g)		185	178,521
Murphy Oil Corp.
5.75%, 08/15/25		63	62,339
5.88%, 12/01/27		56	52,262
6.13%, 12/01/42		29	21,678
Murphy Oil USA, Inc., 4.75%, 09/15/29		146	131,409
Nabors Industries Ltd. (b)
7.25%, 01/15/26		85	75,382
7.50%, 01/15/28		140	120,400
Nabors Industries, Inc., 7.38%, 05/15/27 (b)		331	314,450

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (b)	USD	200		$192,000
New Fortress Energy, Inc. (b)(g)
6.75%, 09/15/25		657		620,865
6.50%, 09/30/26		1,086		983,657
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)		171		153,900
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)(g)		227		247,030
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (b)(g)		755		711,587
NuStar Logistics LP
6.00%, 06/01/26		163		152,405
6.38%, 10/01/30		25		21,721
Occidental Petroleum Corp.
6.95%, 07/01/24		63		64,890
8.00%, 07/15/25		36		37,890
5.88%, 09/01/25		117		116,491
5.50%, 12/01/25		151		148,735
8.88%, 07/15/30		100		114,808
6.63%, 09/01/30 (g)		649		668,470
6.13%, 01/01/31		78		79,047
7.50%, 05/01/31		85		91,375
6.45%, 09/15/36		98		100,450
6.20%, 03/15/40 (g)		944		929,840
6.60%, 03/15/46		64		67,968
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26 (b)(l)		—	(m)	40
Oil & Gas Holding Co., 7.63%, 11/07/24 (d)		200		205,725
OQ SAOC, 5.13%, 05/06/28 (b)		200		188,350
PDC Energy, Inc.
6.13%, 09/15/24		75		74,490
5.75%, 05/15/26		235		219,215
Petroleos Mexicanos
6.50%, 03/13/27 (g)		107		92,368
5.95%, 01/28/31 (g)		273		199,181
6.38%, 01/23/45 (g)		109		65,536
6.75%, 09/21/47		57		34,913
7.69%, 01/23/50		88		58,740
Pioneer Natural Resources Co., 0.25%, 05/15/25 (h)		283		611,846
Puma International Financing SA, 5.13%, 10/06/24 (b)		200		181,000
Range Resources Corp.
5.00%, 03/15/23		189		187,582
4.88%, 05/15/25		14		13,656
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)		377		343,059
SM Energy Co.
5.63%, 06/01/25		74		69,930
6.75%, 09/15/26		156		147,165
6.63%, 01/15/27		34		31,790
6.50%, 07/15/28		172		158,189
Southwestern Energy Co.
5.95%, 01/23/25		18		17,782
5.38%, 02/01/29 (g)		279		258,800
4.75%, 02/01/32		161		137,579
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		63		60,063
5.88%, 03/15/28		124		113,058
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
6.00%, 03/01/27		41		36,593
6.00%, 12/31/30		28		23,240
6.00%, 09/01/31		131		108,075

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Tap Rock Resources LLC, 7.00%, 10/01/26 (b)(g)	USD	768	$725,160
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (g)		280	271,283
Transocean, Inc., 11.50%, 01/30/27 (b)		171	160,506
Venture Global Calcasieu Pass LLC (b)(g)
3.88%, 08/15/29		827	723,398
4.13%, 08/15/31		705	602,437
3.88%, 11/01/33		1,545	1,274,625
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		159	142,305
Vivo Energy Investments BV, 5.13%, 09/24/27 (b)		200	188,500
Western Midstream Operating LP
4.75%, 08/15/28		37	33,804
5.45%, 04/01/44		339	281,756
5.30%, 03/01/48		199	160,424
5.50%, 08/15/48		99	80,685
5.75%, 02/01/50 (g)		795	638,432

			44,436,308

Personal Products — 0.0%
Coty, Inc., 3.88%, 04/15/26 (d)	EUR	100	92,419

Pharmaceuticals — 1.5%
AbbVie, Inc., 2.95%, 11/21/26 (g)	USD	1,750	1,658,207
Bausch Health Cos., Inc. (b)
9.00%, 12/15/25		114	84,229
6.13%, 02/01/27		64	54,400
5.00%, 02/15/29		108	56,160
6.25%, 02/15/29 (g)		7	3,725
7.25%, 05/30/29 (g)		117	63,473
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (d)	EUR	100	89,040
CVS Health Corp. (g)
4.75%, 12/01/22	USD	165	165,423
3.25%, 08/15/29		1,750	1,597,508
Elanco Animal Health, Inc., 6.40%, 08/28/28		156	148,496
Gruenenthal GmbH, 4.13%, 05/15/28 (d)	EUR	100	89,600
Jazz Securities DAC, 4.38%, 01/15/29 (b)(g)	USD	441	392,277
Nidda BondsCo GmbH, 7.25%, 09/30/25 (d)	EUR	100	87,313
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (d)		100	92,587
Option Care Health, Inc., 4.38%, 10/31/29 (b)	USD	208	178,360
Organon & Co./Organon Foreign Debt Co-Issuer BV (b)(g)
4.13%, 04/30/28		790	699,150
5.13%, 04/30/31		772	666,105
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (b)		266	186,213
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)(g)		484	430,760
Prestige Brands, Inc., 3.75%, 04/01/31 (b)		149	123,551
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25	EUR	100	102,064
3.75%, 05/09/27		100	88,604

			7,057,245

Real Estate Management & Development — 0.7%
Adler Group SA, 2.75%, 11/13/26 (d)		100	52,502
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26 (b)(g)	USD	260	235,592
China Aoyuan Group Ltd. (d)(e)(j)
6.35%, 02/08/24		400	32,000
6.20%, 03/24/26		200	16,000
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25 (d)		200	118,500

Security		Par (000)	Value

Real Estate Management & Development (continued)
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24 (d)	USD	200	$124,000
DIC Asset AG, 2.25%, 09/22/26 (d)	EUR	100	69,689
Easy Tactic Ltd., 11.75%, 08/02/23 (d)	USD	200	43,600
Fantasia Holdings Group Co. Ltd. (d)(e)(j)
11.75%, 04/17/22		400	33,000
11.88%, 06/01/23		200	16,500
9.25%, 07/28/23		200	16,500
9.88%, 10/19/23		200	16,500
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (b)(g)		90	75,488
Global Prime Capital Pte. Ltd., 5.50%, 10/18/23 (d)		200	197,037
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (b)		100	94,655
Howard Hughes Corp. (b)
5.38%, 08/01/28		180	150,750
4.13%, 02/01/29		149	114,922
4.38%, 02/01/31		140	103,612
Jingrui Holdings Ltd., 12.00%, 07/25/22 (d)		200	30,859
KWG Group Holdings Ltd., 5.88%, 11/10/24 (d)		231	45,045
MAF Sukuk Ltd. (d)
4.64%, 05/14/29		275	275,137
3.93%, 02/28/30		238	227,632
Modern Land China Co. Ltd., 9.80%, 04/11/23 (c)(d)(e)(j)		431	68,960
Realogy Group LLC/Realogy Co-Issuer Corp. (b)
5.75%, 01/15/29		456	345,794
5.25%, 04/15/30		135	99,900
Ronshine China Holdings Ltd., 6.75%, 08/05/24 (d)		200	23,000
Shimao Group Holdings Ltd., 3.45%, 01/11/31 (d)(e)(j)		200	21,000
Shui On Development Holding Ltd., 5.50%, 03/03/25 (d)		209	157,795
Sinic Holdings Group Co. Ltd., 10.50%, 12/18/22 (c)(e)(j)		200	4,000
Starwood Property Trust, Inc., 4.38%, 01/15/27 (b)		77	66,841
Sunac China Holdings Ltd., 7.00%, 07/09/25 (d)(e)(j)		200	28,000
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (d)		200	172,000
Times China Holdings Ltd. (d)
6.75%, 07/08/25		390	54,600
6.20%, 03/22/26		277	38,780
Wanda Group Overseas Ltd., 7.50%, 07/24/22 (d)		200	194,000
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24 (d)		200	169,000
Yuzhou Group Holdings Co. Ltd. (d)(e)(j)
8.38%, 10/30/24		200	14,000
7.70%, 02/20/25		200	13,000
8.30%, 05/27/25		200	13,000

			3,573,190

Road & Rail — 0.5%
Danaos Corp., 8.50%, 03/01/28 (b)		100	99,002
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (b)(g)		1,461	1,430,900
Seaspan Corp., 5.50%, 08/01/29 (b)(g)		353	284,012
Union Pacific Corp., 3.20%, 05/20/41 (g)		600	489,422

			2,303,336

Semiconductors & Semiconductor Equipment — 1.4%
Broadcom, Inc. (g)
3.46%, 09/15/26		578	553,761
4.11%, 09/15/28		1,594	1,512,448
Entegris Escrow Corp., 4.75%, 04/15/29 (b)(g)		1,292	1,203,147

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc. (h)
0.13%, 11/15/24	USD	250	$248,750
1.63%, 02/15/25		86	213,952
1.63%, 02/15/27		61	101,298
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25		33	31,353
Qualcomm, Inc., 1.65%, 05/20/32 (g)		1,779	1,436,781
Sensata Technologies BV (b)
5.63%, 11/01/24 (g)		229	226,060
5.00%, 10/01/25 (g)		324	311,040
4.00%, 04/15/29		168	142,477
Sensata Technologies, Inc. (b)
4.38%, 02/15/30 (g)		571	486,023
3.75%, 02/15/31		34	27,250
Synaptics, Inc., 4.00%, 06/15/29 (b)		192	155,900

			6,650,240

Software — 1.6%
ACI Worldwide, Inc., 5.75%, 08/15/26 (b)(g)		444	428,580
Black Knight InfoServ LLC, 3.63%, 09/01/28 (b)(g)		386	333,890
Boxer Parent Co., Inc.
6.50%, 10/02/25 (d)	EUR	100	98,130
7.13%, 10/02/25 (b)(g)	USD	398	381,109
9.13%, 03/01/26 (b)(g)		678	633,396
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28 (a)(d)	EUR	100	96,598
Elastic NV, 4.13%, 07/15/29 (b)(g)	USD	376	313,877
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)		200	158,728
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)		230	185,636
MicroStrategy, Inc., 6.13%, 06/15/28 (b)(g)		451	359,145
MSCI, Inc. (b)
4.00%, 11/15/29		83	73,565
3.63%, 09/01/30		147	122,551
3.88%, 02/15/31 (g)		373	318,915
3.63%, 11/01/31		129	106,186
3.25%, 08/15/33		183	145,868
Open Text Corp. (b)
3.88%, 02/15/28 (g)		268	238,367
3.88%, 12/01/29		196	164,963
Open Text Holdings, Inc., 4.13%, 02/15/30 (b)(g)		256	221,453
Oracle Corp., 3.60%, 04/01/50 (g)		785	545,307
Playtika Holding Corp., 4.25%, 03/15/29 (b)(g)		391	322,575
PTC, Inc. (b)
3.63%, 02/15/25		76	71,879
4.00%, 02/15/28		187	168,986
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)(g)		1,507	1,405,368
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%,
09/01/25 (b)(g)		814	610,862

			7,505,934

Specialty Retail — 0.4%
Arko Corp., 5.13%, 11/15/29 (b)		181	137,113
Bath & Body Works, Inc., 7.60%, 07/15/37		60	48,370
Carvana Co., 10.25%, 05/01/30 (b)		166	136,120
National Vision Holdings, Inc., 2.50%, 05/15/25 (h)		244	273,597
PetSmart, Inc./PetSmart Finance Corp. (b) 4.75%, 02/15/28		343	296,777

Security		Par (000)	Value

Specialty Retail (continued)
PetSmart, Inc./PetSmart Finance Corp. (b) (continued)
7.75%, 02/15/29 (g)	USD	587	$528,599
Staples, Inc., 7.50%, 04/15/26 (b)(g)		434	359,730
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24 (a)(d)	EUR	100	100,035

			1,880,341

Technology Hardware, Storage & Peripherals — 0.1%
II-VI, Inc., 5.00%, 12/15/29 (b)(g)	USD	430	375,175

Textiles, Apparel & Luxury Goods (b) — 0.1%
Crocs, Inc.
4.25%, 03/15/29		25	18,492
4.13%, 08/15/31		149	105,456
Kontoor Brands, Inc., 4.13%, 11/15/29		98	77,824
Levi Strauss & Co., 3.50%, 03/01/31		125	102,187
William Carter Co., 5.63%, 03/15/27		160	149,826

			453,785

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26 (b)		194	133,860
Jerrold Finco PLC, 5.25%, 01/15/27 (d)	GBP	100	107,335
MGIC Investment Corp., 5.25%, 08/15/28	USD	167	149,540
Nationstar Mortgage Holdings, Inc. (b)
6.00%, 01/15/27		147	127,514
5.13%, 12/15/30		104	77,743
5.75%, 11/15/31		98	75,039
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26 (b)		296	244,617

			915,648

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28 (d)	EUR	100	85,412

Transportation Infrastructure — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29 (b)	USD	200	180,375
Autostrade per l’Italia SpA, 1.63%, 01/25/28 (d)	EUR	100	87,256
DP World Salaam, (5 year CMT + 5.75%), 6.00% (a)(d)(k)	USD	200	200,563
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27 (d)		200	167,850
Heathrow Finance PLC, 4.63%, 09/01/29 (d)	GBP	100	104,871
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26 (b)(g)	USD	435	430,488

			1,171,403

Utilities — 0.7%
American Water Capital Corp., 4.45%, 06/01/32 (g)		900	894,688
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		71	61,081
6.50%, 10/15/28		64	52,813
FEL Energy VI SARL, 5.75%, 12/01/40		188	136,904
Genneia SA, 8.75%, 09/02/27 (b)		70	65,594
Inkia Energy Ltd., 5.88%, 11/09/27 (b)(g)		377	342,787
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (d)		250	201,141
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)(g)		433	376,710

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities (continued)
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (b)	USD	280	$237,265
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (d)		165	154,081
Thames Water Kemble Finance PLC, 4.63%, 05/19/26 (d)	GBP	168	190,749
Vistra Operations Co. LLC (b)
5.50%, 09/01/26	USD	8	7,555
5.63%, 02/15/27 (g)		422	396,790
4.38%, 05/01/29		227	189,915

			3,308,073

Wireless Telecommunication Services — 1.5%
Altice France SA
5.88%, 02/01/27 (d)	EUR	100	90,805
8.13%, 02/01/27 (b)(g)	USD	507	466,638
5.50%, 01/15/28 (b)(g)		381	307,033
4.13%, 01/15/29 (d)	EUR	100	78,909
5.13%, 01/15/29 (b)	USD	200	151,522
5.13%, 07/15/29 (b)(g)		902	681,010
5.50%, 10/15/29 (b)(g)		477	364,385
Kenbourne Invest SA, 6.88%, 11/26/24 (b)		275	250,130
Millicom International Cellular SA, 5.13%, 01/15/28 (d)		248	210,994
Rogers Communications, Inc., 5.00%, 03/15/44 (g)		545	507,319
SBA Communications Corp.
3.13%, 02/01/29		25	20,463
3.88%, 02/15/27 (g)		1,106	1,009,546
Sprint Corp., 7.63%, 03/01/26 (g)		506	533,135
T-Mobile USA, Inc.
4.75%, 02/01/28 (g)		532	515,620
2.63%, 02/15/29		240	202,029
3.38%, 04/15/29		155	135,625
2.88%, 02/15/31 (g)		180	149,441
3.50%, 04/15/31		373	322,059
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29 (b)(g)		525	384,562
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25 (b)		75	71,344
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29 (d)	GBP	100	96,561
4.50%, 07/15/31 (d)		100	95,862
4.75%, 07/15/31 (b)(g)	USD	797	643,856

			7,288,848

Total Corporate Bonds — 77.3% (Cost: $426,934,217)			372,588,936

Floating Rate Loan Interests (a)

Aerospace & Defense — 1.8%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		2,574	2,372,876
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		523	482,619
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 6.25%, 10/31/26		285	275,844

Security		Par (000)	Value

Aerospace & Defense (continued)
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28	USD	155	$147,121
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		784	721,040
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		1,459	1,341,136
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29		455	422,068
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		2,265	2,122,124
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 3.92%, 12/09/25		853	807,335

			8,692,163

Air Freight & Logistics — 0.2%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		275	248,346
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26		178	158,987
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		602	542,282

			949,615

Airlines — 1.4%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		942	897,296
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (c)		1,178	1,080,998
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 3.40%, 01/29/27		692	607,813
2017 Incremental Term Loan, (6 mo. LIBOR + 2.00%), 2.84%, 12/15/23		763	736,184
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.37%, 06/27/25		314	277,458
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		1,583	1,560,975
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		1,677	1,554,169

			6,714,893

Auto Components — 1.0%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/10/28		337	313,395
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		1,701	1,583,743
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28		808	720,847
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 05/16/24		1,064	1,018,192

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Auto Components (continued)
USI, Inc. (continued)
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/02/26 (c)	USD	83		$76,454
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 02/05/26		1,046		968,543

				4,681,174

Banks — 0.4%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27		1,266		1,162,300
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 10/29/28		611		563,076

				1,725,376

Beverages — 0.5%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (c)		496		446,458
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29		1,954		1,815,071

				2,261,529

Building Materials — 0.0%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		125		103,255
MI Windows & Doors LLC, 2022 Term Loan, (SOFR + 3.50%), 5.13%, 12/18/27		—	(m)	275

				103,530

Building Products — 0.8%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/23/27		1,180		1,032,799
CPG International LLC, 2022 Term Loan B, (SOFR + 2.50%), 4.09%, 04/28/29 (c)		360		333,000
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28		336		318,145
New AMI I LLC, 2022 Term Loan B, (SOFR + 6.00%), 7.52%, 03/08/29		396		359,723
Standard Industries, Inc., 2021 Term Loan B, (6 mo. LIBOR + 2.50%), 3.79%, 09/22/28		676		651,769
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.51%, 12/31/26		1,473		1,301,329

				3,996,765

Capital Markets — 0.9%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29 (c)		231		214,842
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27		2,514		2,346,782
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		642		622,740
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.31%, 11/12/27		576		541,639
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 06/30/28		628		600,594
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/12/24		222		217,552

				4,544,149

Security		Par (000)	Value

Chemicals — 2.0%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26	USD	1,036	$1,007,027
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28		1,352	1,289,226
Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 4.00%, 06/01/24		513	499,831
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 12/29/27		285	248,524
Element Materials Technology Group U.S. Holdings, Inc., 2017 USD Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.09%, 06/28/24		343	329,578
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 01/31/26		847	834,590
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 06/30/27		413	381,090
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 07/03/28		399	355,170
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.75%, 03/02/26		679	646,250
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/15/24		684	659,668
New Arclin U.S. Holding Corp., 2021 Term Loan , (1 mo. LIBOR + 3.75%), 5.42%, 09/30/28		515	474,014
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.25%), 4.38%, 10/14/24		731	674,532
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.74%, 06/09/28		670	639,232
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		433	385,605
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.62%, 08/02/28 (c)		803	765,107
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%), 5.25%, 10/01/25		91	85,717
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		221	209,072

			9,484,233

Commercial Services & Supplies — 2.4%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/12/28		1,243	1,137,081
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29		328	311,397
Aramark Services, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.42%, 03/11/25		375	358,701
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 04/06/28		383	365,625
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 4.79%, 11/03/23		451	432,086
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.67%, 11/03/24		376	352,047
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26		885	800,763

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Asurion LLC (continued)
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 6.92%, 01/31/28	USD	364	$309,400
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 6.92%, 01/20/29		646	545,870
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 10/08/28		424	419,631
Covanta Holding Corp.
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		486	458,042
2021 Term Loan C, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		36	34,396
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/12/25		832	791,873
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.00%, 05/09/25		171	158,547
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.24%, 05/30/25		175	169,904
Packers Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.44%, 03/09/28		746	681,131
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 3.65%, 09/23/26		301	280,221
Tempo Acquisition LLC, 2022 Term Loan B, (SOFR + 3.00%), 4.53%, 08/31/28		2,295	2,171,810
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 10.00%, 06/16/26		121	93,940
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25		1,268	1,210,573
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/30/28		353	330,364

			11,413,402

Communications Equipment — 0.2%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		1,096	1,017,768

Construction & Engineering — 0.9%
Brand Energy & Infrastructure Services, Inc.,
2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		1,676	1,441,775
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/21/28		424	402,261
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28		1,829	1,683,366
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 05/12/28		710	659,257

			4,186,659

Construction Materials — 0.7%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.12%, 07/27/28		1,819	1,728,697
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/29/25		1,116	1,054,853
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 06/01/26		355	331,964

			3,115,514

Containers & Packaging — 0.9%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		1,049	984,081

Security		Par (000)	Value

Containers & Packaging (continued)
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27	USD	2,233	$2,097,231
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		136	128,394
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 08/18/27		580	514,150
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 5.60%, 09/15/28		40	37,899
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 09/15/28		454	425,071

			4,186,826

Distributors — 0.3%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/27		507	477,953
TMK Hawk Parent Corp. (c)
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 10.50%, 1.00% Floor), 11.17%, 05/30/24		162	151,031
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.11%, 08/28/24		1,310	995,908

			1,624,892

Diversified Consumer Services — 1.2%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (c)		299	273,585
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/11/28		602	554,352
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 11/24/28 (c)		409	389,520
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 07/11/25		830	787,812
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (PRIME + 5.75%), 10.50%, 12/22/25		1,554	1,419,918
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 3.66%, 05/15/24		402	385,840
Okta, Inc., Term Loan, (SOFR + 6.25%), 7.63%, 12/15/26		355	299,862
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.99%, 10/28/27		332	312,697
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 9.01%, 08/10/23		187	180,749
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.01%, 08/10/23		250	174,548
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		626	598,434
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 07/20/28		306	285,248

			5,662,565

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 3.2%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 07/31/26	USD	709	$673,530
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.06%, 03/10/28 (c)		342	329,101
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 02/04/28		772	732,230
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28 (c)		1,509	1,403,758
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%), 4.58%, 10/22/26		978	932,985
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 09/01/28		675	642,758
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 5.25%, 02/17/23 (c)		24	1,540
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 9.34%, 12/01/28 (c)		261	221,850
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		753	679,932
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 02/07/25		512	480,161
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		1,496	1,412,146
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28		206	194,130
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 07/03/24		679	646,370
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		100	95,375
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		245	230,593
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		984	804,284
LEB Holdings USA, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 11/02/27		150	146,793
Oscar Acquisitionco LLC, Term Loan B, (SOFR + 4.50%), 6.11%, 04/29/29		497	441,088
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		633	586,966
RVR Dealership Holdings LLC, Term Loan B, (SOFR + 3.75%), 5.17%, 02/08/28		297	248,906
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 4.25%, 11/05/28		591	560,959
SMG U.S. Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 01/23/25		529	491,807
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.50%, 07/30/25		310	287,509
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		1,871	1,526,704
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27		724	679,318

Security		Par (000)	Value

Diversified Financial Services (continued)
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27.	USD	538	$494,129
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 3.82%, 04/30/28		510	474,458

			15,419,380

Diversified Telecommunication Services — 0.6%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.57%, 11/30/27		227	213,100
CenturyLink, Inc., 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/15/27		625	573,995
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.19%, 10/02/27		349	307,834
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		750	699,871
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 11/04/26		729	698,066
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 03/01/27		566	523,281

			3,016,147

Electric Utilities — 0.4%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.08%, 12/15/27		670	644,844
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28		1,675	1,476,507

			2,121,351

Electrical Equipment — 0.5%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 7.63%, 06/23/28 (c)		631	591,778
AZZ, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 05/13/29 (c)		138	131,445
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27		859	808,625
II-VI, Inc., 2021 Bridge Term Loan B, 07/02/29 (n)		662	633,037

			2,164,885

Electronic Equipment, Instruments & Components — 0.0%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/12/25		134	129,784

Environmental, Maintenance & Security Service — 0.2%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 09/07/27		785	756,231
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 11/02/27		432	409,245

			1,165,476

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 05/11/24		321	314,804

84	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing — 0.2%
U.S. Foods, Inc.
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.57%, 09/13/26	USD	761	$716,083
2021 Term Loan B, (3 mo. LIBOR + 2.75%), 4.32%, 11/22/28		468	444,115

			1,160,198

Food Products — 1.1%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/01/25		654	548,619
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 10/10/26		163	153,095
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 10/25/27		1,734	1,568,103
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 01/29/27		1,717	1,576,125
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%, 0.75% Floor), 3.60%, 08/03/25		418	399,886
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 4.92%, 02/05/26		254	236,243
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28		448	421,739
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/20/28		274	260,568

			5,164,378

Gas Utilities — 0.3%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		1,795	1,546,428

Health Care Equipment & Supplies — 0.8%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 11/01/28		1,006	940,425
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/04/28		285	270,151
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28		2,630	2,434,544
Venga Finance SARL, 2021 USD Term Loan B, 12/04/28 (c)(n)		263	244,309

			3,889,429

Health Care Providers & Services — 1.0%
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.75%, 09/29/28		466	440,119
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		678	640,320
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25		742	244,220
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 02/18/27		859	792,401
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 9.00%, 11/15/29		175	165,000
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 11/15/28		156	143,873
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.75%, 03/05/26		442	384,198
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 09/01/28		388	357,474

Security		Par (000)	Value

Health Care Providers & Services (continued)
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 5.17%, 02/14/25	USD	21	$19,457
Sotera Health Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 12/11/26		578	548,377
Vizient, Inc., 2022 Term Loan B, (SOFR + 2.25%), 3.68%, 04/28/29		127	125,889
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/22/28		1,147	1,078,112

			4,939,440

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.74%, 07/24/26.		1,124	1,049,445
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		247	227,240

			1,276,685

Health Care Technology — 0.5%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29.		1,312	1,204,914
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 10/10/25.		332	302,434
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28		891	820,980
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.99%, 07/24/26 (c)		271	256,331

			2,584,659

Hotels, Restaurants & Leisure — 2.7%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 11/19/26		988	940,924
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 02/02/26		136	120,913
Aristocrat Technologies, Inc., 2022 Term Loan B, (SOFR + 2.25%), 4.40%, 05/24/29		91	87,679
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 12/23/24		1,177	1,130,824
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		356	342,709
Carnival Corp., (6 mo. LIBOR + 3.00%, 0.75% Floor), 5.88%, 06/30/25		396	366,910
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 03/17/28		342	321,458
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 03/08/24		2,311	1,709,942
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		1,950	1,793,191
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 11/30/23		532	525,903
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 06/22/26 (n)		126	121,224
IRB Holding Corp., 2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 02/05/25		606	573,096
Penn National Gaming, Inc., 2022 Term Loan B, (SOFR + 2.75%), 4.38%, 05/03/29		618	591,678
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 03/13/28		723	679,871

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29	USD	351	$332,573
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26		563	534,118
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/08/27		834	783,115
Travelport Finance Luxembourg SARL
2020 Super Priority Term Loan, (3 mo. LIBOR + 1.50%, 1.00% Floor), 3.75%, 02/28/25		537	538,852
2021 Consented Term Loan, (3 mo. LIBOR + 5.00%), 7.25%, 05/29/26		487	381,349
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.37%, 10/02/28		300	278,003
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 08/03/28		938	877,296
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 05/30/25		199	192,098

			13,223,726

Household Durables — 0.6%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28		696	536,069
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 3.42%, 02/04/27		138	132,860
Snap One Holdings Corp., Term Loan B, (6 mo. LIBOR + 4.50%), 7.38%, 12/08/28		493	446,717
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29		1,006	863,279
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		358	293,196
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 10/30/27		429	388,002

			2,660,123

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 03/03/28		218	209,781

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/25		878	841,796
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.67%, 08/12/26		286	270,349

			1,112,145

Industrial Conglomerates — 1.0%
AVSC Holding Corp. (l)
2020 Term Loan B1, (0.25% PIK), 5.11%, 03/03/25		546	468,213
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		450	474,976
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.99%, 09/29/28		1,375	1,266,921
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		234	231,525

Security		Par (000)	Value

Industrial Conglomerates (continued)
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 9.00%, 07/28/28	USD	262	$232,708
Vertical U.S. Newco, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.02%, 07/30/27		731	682,728
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.87%, 03/02/27		1,484	1,376,636

			4,733,707

Insurance — 1.5%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		834	783,407
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27		2,135	1,980,624
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/19/28		1,010	952,100
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		536	501,555
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		284	265,628
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.21%, 04/25/25		349	329,456
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.35%, 04/25/25		1,429	1,352,300
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 02/15/27.		113	104,308
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27 (c)		201	193,282
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26		522	494,930
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		184	177,519

			7,135,109

Interactive Media & Services — 1.2%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 06/26/28		1,060	1,011,373
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/06/27		375	341,341
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26		1,614	1,517,963
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 08/10/27		827	793,208
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		2,180	1,983,538

			5,647,423

Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.69%, 11/08/27		599	566,972
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 02/12/27 (c)		111	102,545

			669,517

86	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services — 0.3%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.07%, 02/25/27	USD	1,284	$1,226,515

IT Services — 2.5%
Aruba Investments, Inc., 2020 USD Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.63%, 11/24/27 (c)		337	309,810
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25		755	701,468
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 10/30/26		1,502	1,418,324
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.50%, 09/21/28		730	691,257
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.19%, 06/02/28		1,821	1,509,253
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/28/28		952	914,108
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		2,569	2,449,863
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (c)		1,216	1,094,645
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.42%, 11/16/26		757	712,413
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 3.92%, 12/01/28		1,510	1,437,045
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/11/28		443	417,618
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 03/31/28		432	414,008
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/02/26		89	85,830

			12,155,642

Leisure Products — 0.1%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.23%, 12/01/28		299	281,798
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		166	157,804

			439,602

Life Sciences Tools & Services — 1.4%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 3.92%, 11/08/27		1,804	1,730,705
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27		1,836	1,691,604
ICON Luxembourg SARL
LUX Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		1,264	1,219,050
US Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		315	303,728
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (SOFR + 3.00%), 3.85%, 10/19/27 (c)		664	629,229
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.88%, 11/15/28		1,473	1,380,062

			6,954,378

Security		Par (000)	Value

Machinery — 1.3%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%), 6.43%, 08/17/26	USD	759	$725,078
ASP Blade Holdings, Inc., Initial Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 10/13/28		162	141,324
Clark Equipment Co., 2022 Term Loan B, (SOFR + 2.50%), 4.65%, 04/20/29		166	159,168
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 05/14/28		160	152,713
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/21/28		495	461,827
Fluidra SA, 2022 USD Term Loan B, (SOFR + 2.00%), 3.63%, 01/29/29		127	123,274
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27		567	541,930
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28		1,845	1,675,878
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29		590	548,694
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		1,823	1,667,214
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 10/04/28		64	62,217

			6,259,317

Media — 5.4%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25		438	394,950
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 3.79%, 01/31/26		528	475,503
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26		1,325	1,207,546
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 4.20%, 04/22/26		670	562,989
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 05/03/28		408	391,565
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 04/30/25		1,254	1,219,142
City Football Group Ltd., Term Loan, (3 mo. LIBOR + 3.50%), 4.60%, 07/21/28 (c)		678	620,644
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		1,971	1,687,959
CMG Media Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/26		581	534,501
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		3,102	2,845,723
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.57%, 07/17/25		647	600,410
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 3.82%, 04/15/27		870	806,759
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 4.42%, 01/07/28		358	338,107
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 12/01/23 (c)		372	325,744
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/24/25		514	495,893

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.35%, 10/17/26	USD	1,078	$1,005,542
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24		1,890	1,775,120
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		1,456	1,368,458
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		515	482,880
Sinclair Television Group, Inc., 2022 Term Loan B4, (SOFR + 3.75%), 5.38%, 04/21/29 (c)		806	741,520
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 09/28/23 (c)		1,480	1,416,646
Trader Interactive LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 07/28/28 (c)		230	219,613
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 4.32%, 01/31/29		341	323,782
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 4.57%, 01/31/29		917	876,551
Voyage Digital Ltd., (SOFR + 4.50%), 5.28%, 05/11/29 (c)		431	409,450
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/18/25.		1,920	1,801,605
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 3.79%, 01/20/28		910	871,330
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		2,342	2,152,263

			25,952,195

Oil, Gas & Consumable Fuels — 0.9%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien
Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.02%, 11/01/25		330	345,949
Citgo Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.67%, 08/01/23		2	1,902
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 12/13/25		269	227,118
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 06/28/24		16	9,466
2020 Take Back Term Loan, (3.00% PIK), 2.83%, 06/30/25 (l)		114	57,233
Lucid Energy Group II Borrower LLC, 2021 Term
Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.87%, 11/24/28		1,495	1,473,073
Medallion Midland Acquisition LLC, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 10/18/28		901	861,897
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.71%, 10/05/28		1,499	1,423,443

			4,400,081

Personal Products — 0.6%
Sunshine Luxembourg VII SARL, 2021 Term Loan
B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26		3,052	2,817,651

Pharmaceuticals — 1.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.50%, 05/04/25		751	678,130

Security		Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc., 2022 Term Loan B, (SOFR + 5.25%), 6.55%, 02/01/27	USD	974	$832,326
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 3.63%, 02/22/28		1,043	1,025,455
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.81%, 08/01/27		632	595,779
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 11/15/27		656	618,679
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 05/05/28		1,201	1,143,865
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 10/27/28		220	209,695
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%), 4.63%, 06/02/28		652	625,793
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 11/18/27 (c)		1,136	1,048,106

			6,777,828

Professional Services — 0.8%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (SOFR + 3.25%), 4.75%, 01/18/29		305	284,250
Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26		2,022	1,903,784
Element Materials Technology Group U.S. Holdings, Inc. (n)
2022 USD Delayed Draw Term Loan B, 04/12/29		310	296,512
2022 USD Delayed Draw Term Loan D, 04/12/29		671	642,443
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		724	677,845

			3,804,834

Real Estate Management & Development — 0.4%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		1,048	943,831
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 08/21/25		1,208	1,134,576

			2,078,407

Road & Rail — 0.1%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 08/06/27		289	272,644
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.09%, 08/04/25 (c)		376	331,818

			604,462

Semiconductors & Semiconductor Equipment — 0.1%
CMC Materials, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.69%, 11/17/25		457	454,424
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.36%, 12/02/28		254	246,684

			701,108

Software — 5.2%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 09/19/24		95	90,511
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.75%, 09/19/25		90	86,428

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.98%, 02/12/25	USD	1,288	$1,273,773
2022 Term Loan, 05/17/29 (n)		333	318,431
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (n)		292	275,248
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (c)		457	397,590
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28		1,115	1,023,201
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 09/29/28		493	449,838
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/16/28		519	462,509
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (c)		439	378,543
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 02/04/28		113	106,590
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28		296	286,528
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 07/30/27		288	271,701
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		868	796,270
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 10/27/28		1,812	1,715,802
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.27%, 10/30/28 (c)		311	294,881
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		254	232,550
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		1,022	916,208
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		936	851,520
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		1,642	1,490,115
Netsmart Technologies, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 10/01/27		577	547,887
Planview Parent, Inc., Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/17/27		1,026	964,902
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28		1,769	1,640,198
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28		3,471	3,200,138
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 05/30/25		31	29,338
Restoration Hardware, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.14%, 10/20/28		466	407,293
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25		603	577,466
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		750	698,103

Security		Par (000)	Value

Software (continued)
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.42%, 04/16/25	USD	575	$544,867
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/16/25		466	442,060
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		898	878,784
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27		453	416,870
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		1,874	1,751,346
Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/04/26		1,049	988,461

			24,805,950

Specialty Retail — 2.0%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 3.69%, 11/13/25		180	173,208
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 3.50%, 10/30/26 (c)		410	391,073
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.88%, 04/13/28		1,224	1,173,779
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (SONIA + 4.25%), 5.19%, 06/23/25	GBP	1,000	1,109,265
EG Group Ltd., 2021 Term Loan, 6.50%, 03/31/26	USD	234	220,981
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28		312	294,334
Mavis Tire Express Services Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.63%, 05/04/28		1,275	1,175,807
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 5.92%, 08/31/26		824	742,189
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		2,206	2,070,638
Pilot Travel Centers LLC, 2021 Term Loan B, (SOFR + 2.00%), 3.63%, 08/04/28		430	410,951
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		303	278,103
Restoration Hardware, Inc., 2022 Incremental Term Loan, (SOFR + 3.25%), 4.88%, 10/20/28		364	323,960
Reverb Buyer, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 3.50%), 3.50%, 11/01/28		28	26,640
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.38%, 11/01/28		1,084	1,014,633
WOOF Holding, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.81%, 12/21/27 (c)		227	211,794

			9,617,355

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/23/26		394	349,660

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29		730	663,089

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors — 0.4%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 05/19/28	USD	616	$586,319
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (c)		519	451,881
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 7.00%, 04/03/28		300	275,787
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		409	375,655

			1,689,642

Wireless Telecommunication Services — 0.3%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR), 4.99%, 04/30/28		433	408,494
MetroNet Systems Holdings LLC, 2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28		263	242,892
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 04/11/25		1,058	1,017,581

			1,668,967

Total Floating Rate Loan Interests — 55.5% (Cost: $286,365,541)			267,612,311

Foreign Agency Obligations

Argentina — 0.0%
Argentine Republic Government International Bond, 2.50%, 07/09/41 (g)(o)		351	90,311

Bahrain — 0.0%
Bahrain Government International Bond, 6.75%, 09/20/29 (d)		200	190,975

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42 (g)		200	178,500

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26 (g)		243	227,782
3.88%, 04/25/27 (g)		200	176,475
3.13%, 04/15/31		200	148,350

			552,607

Dominican Republic — 0.2%
Dominican Republic International Bond
5.95%, 01/25/27 (d)		307	293,146
5.50%, 02/22/29 (b)		155	134,685
4.50%, 01/30/30 (b)		200	159,600
4.88%, 09/23/32 (b)		150	115,294
6.40%, 06/05/49 (d)		150	111,544

			814,269

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61 (b)		200	110,500

Guatemala — 0.1%
Guatemala Government Bond (b)
5.38%, 04/24/32		200	184,162
4.65%, 10/07/41		200	145,788

			329,950

Security		Par (000)	Value

Hungary — 0.0%
Hungary Government International Bond, 5.25%, 06/16/29 (b)	USD	200	$199,271

Indonesia — 0.1%
Indonesia Government International Bond
4.10%, 04/24/28		221	217,105
5.35%, 02/11/49 (g)		200	195,772

			412,877

Ivory Coast — 0.0%
Ivory Coast Government International Bond, 6.38%, 03/03/28 (d)		200	176,788

Mexico — 0.1%
Mexico Government International Bond (g)
4.15%, 03/28/27		397	391,244
3.75%, 01/11/28		200	191,900

			583,144

Mongolia — 0.1%
Mongolia Government International Bond, 5.13%, 04/07/26 (d)		250	222,528

Morocco — 0.1%
Morocco Government International Bond, 3.00%, 12/15/32 (b)(g)		300	213,000

Nigeria — 0.0%
Nigeria Government International Bond, 7.88%, 02/16/32 (d)		200	138,500

Oman — 0.1%
Oman Government International Bond, 6.50%, 03/08/47 (d)		308	258,335

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28		200	190,913
3.16%, 01/23/30 (g)		245	218,249

			409,162

Paraguay — 0.1%
Paraguay Government International Bond
5.40%, 03/30/50 (d)		200	154,663
5.40%, 03/30/50 (b)		200	154,662

			309,325

Peru — 0.1%
Peruvian Government International Bond (g)
2.78%, 01/23/31		29	24,683
1.86%, 12/01/32		259	196,969
3.00%, 01/15/34		116	95,178

			316,830

Qatar — 0.0%
Qatar Government International Bond, 4.00%, 03/14/29 (b)(g)		200	202,000

Romania — 0.1%
Romanian Government International Bond (b)
5.25%, 11/25/27		168	160,020
3.00%, 02/14/31 (g)		140	107,695
3.63%, 03/27/32		94	73,396

			341,111

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Saudi Arabia — 0.1%
Saudi Government International Bond (d)
4.50%, 04/17/30	USD	325	$331,500
2.25%, 02/02/33		200	166,000

			497,500

South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29		200	170,725
5.88%, 04/20/32		200	169,000

			339,725

Sri Lanka — 0.0%
Sri Lanka Government International Bond (d)(e)(j)
6.85%, 03/14/24		200	56,022
6.35%, 06/28/24		200	56,022

			112,044

Ukraine — 0.0%
Ukraine Government International Bond
9.75%, 11/01/28 (d)		236	57,820
7.25%, 03/15/33 (b)(g)		200	49,000

			106,820

Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27		90	91,029

Total Foreign Agency Obligations — 1.5% (Cost: $8,865,676)			7,197,101

		Shares

Investment Companies

Fixed Income Funds — 0.5%
Invesco Senior Loan ETF		120,501	2,442,555

Total Investment Companies — 0.5% (Cost: $2,670,577)			2,442,555

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 0.6%
Alternative Loan Trust
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,117	721,357
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,869	964,848
Series 2007-19, Class 1A1, 6.00%, 08/25/37		549	326,169
CHL Mortgage Pass-Through Trust
Series 2005-17, Class 1A6, 5.50%, 09/25/35		106	100,915
Series 2006-17, Class A2, 6.00%, 12/25/36		653	323,002
Series 2007-HY5, Class 3A1, 3.08%, 09/25/37 (a)		309	287,454
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.82%, 10/25/35 (a)		319	200,468

			2,924,213

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 0.9%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33 (a)(b) .	USD	4,830	$4,540,043

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost: $8,668,712)			7,464,256

		Benefical Interest (000)

Other Interests (p)

IT Services (c)(e) — 0.0%
Millennium Corp	USD	918	—
Millennium Lender Claim Trust		861	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 5.0% (a)

Automobiles (k) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70% (g)	USD	365	317,550
Volkswagen International Finance NV, 4.38% (d)	EUR	100	84,083

			401,633

Banks (k) — 1.3%
Banco Mercantil del Norte SA, 6.75% (b)(g)	USD	396	371,745
Bank of East Asia Ltd., 5.88% (d)		250	246,062
Credit Agricole SA, 4.75% (b)(g)		200	155,433
Industrial & Commercial Bank of China Ltd., 3.20% (d)		200	189,000
ING Groep NV, 3.88% (g)		1,750	1,267,375
Kasikornbank PCL, 5.28% (d)		200	183,288
Nordea Bank Abp, 3.75% (b)(g)		560	412,444
Rizal Commercial Banking Corp., 6.50% (d)		200	191,163
TMBThanachart Bank PCL, 4.90% (d)		250	228,016
U.S. Bancorp, 3.70% (g)		1,665	1,277,887
Wells Fargo & Co. (g)
Series S, 5.90%		1,500	1,356,300
Series U, 5.88%		384	374,362

			6,253,075

Capital Markets — 0.5%
Bank of New York Mellon Corp., Series I, 3.75% (g)(k)		3,110	2,538,784

Diversified Financial Services (k) — 2.6%
Bank of America Corp. (g)
Series DD, 6.30%.		215	213,149
Series X, 6.25%		1,929	1,874,988
Series Z, 6.50%		143	141,624
Barclays PLC, 4.38% (g)		455	348,923
Credit Suisse Group AG
6.38% (b)(g)		295	243,743
6.25% (d)		200	182,000
HSBC Holdings PLC (g)
6.25%		695	681,621
6.00%		415	371,944

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (g)
Series FF, 5.00%	USD	2,865	$2,528,363
Series HH, 4.60%.		253	213,664
Lloyds Banking Group PLC, 7.50% (g)		1,250	1,218,340
NatWest Group PLC, 6.00% (g)		1,185	1,096,608
Societe Generale SA, 5.38% (b)(g)		2,250	1,743,750
UBS Group AG, 3.88% (b)(g)		1,500	1,220,957
Woori Bank, 4.25% (d)		250	239,656

			12,319,330

Electric Utilities — 0.4%
Edison International, Series B, 5.00% (k)		175	139,235
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79 (g)		1,750	1,537,728

			1,676,963

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00% (b)(k)		240	217,800

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., 4.48% (d)(k)		200	194,850

Media — 0.0%
SES SA, 2.88% (d)(k)	EUR	100	87,504

Oil, Gas & Consumable Fuels — 0.0%
Abertis Infraestructuras Finance BV, 3.25% (d)(k)		100	83,583

Real Estate Management & Development — 0.0%
Heimstaden Bostad AB, 3.00% (d)(k)		100	52,454

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63% (d)(k)		100	72,833

Utilities — 0.0%
Electricite de France SA, 3.00% (d)(k)		200	159,026

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 2.63%, 08/27/80 (d)		100	90,438

			24,148,273

		Shares

Preferred Stocks — 2.0%

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $134,650) (f)		137,556	2,542

Capital Markets (a)(k) — 2.0%
Goldman Sachs Group, Inc., Series J, 5.50%		202,526	4,949,735

Security		Shares	Value

Capital Markets (continued)
Morgan Stanley
Series F		120,000	$3,091,200
Series K, 5.85%		53,253	1,316,947

			9,357,882

			9,360,424

Total Preferred Securities — 7.0% (Cost: $38,275,695)			33,508,697

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 2.3%
Fannie Mae Mortgage-Backed Securities, 4.00%, 07/14/22 (g)	USD	11,000	10,861,593

Collateralized Mortgage Obligations — 0.2%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 4.62%, 10/25/29 (a)		1,032	1,041,198

Mortgage-Backed Securities — 6.4%
Fannie Mae Mortgage-Backed Securities, 4.00%, 12/01/44 (g)		6,775	6,822,510
Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class X1, 1.16%, 12/25/24 (a)		32,342	679,990
Uniform Mortgage-Backed Securities
4.00%, 07/14/22 - 04/25/52 (g)(q)		14,704	14,516,349
2.00%, 07/18/22 (q)		5,700	5,320,149
5.00%, 08/01/23		6	5,977
3.50%, 01/01/51 - 04/01/52 (g)		3,625	3,544,819
2.50%, 12/01/51 - 01/01/52		—	—

			30,889,794

Total U.S. Government Sponsored Agency Securities — 8.9%

(Cost: $43,059,748)			42,792,585

		Shares

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc. (e)		2,542	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (e)		345	3,543

Total Warrants — 0.0% (Cost: $ — )			3,543

Total Long-Term Investments — 157.0% (Cost: $845,670,304)			756,454,977

92	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (r)(s)		4,320,231	$4,320,231

Total Short-Term Securities — 0.9% (Cost: $4,320,231)			4,320,231

Total Investments Before TBA Sale Commitments — 157.9% (Cost: $849,990,535)			760,775,208

		Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (1.3)%
Uniform Mortgage-Backed Securities, 4.00%, 07/14/52 (q)	USD	(6,500)	(6,409,482)

Total TBA Sale Commitments — (1.3)% (Proceeds: $(6,361,494))			(6,409,482)

Total Investments, Net of TBA Sale Commitments — 156.6%

(Cost: $843,629,041)			754,365,726

Liabilities in Excess of Other Assets — (56.6)%			(272,501,790)

Net Assets — 100.0%			$481,863,936

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,018, representing less than 0.05% of its net assets as of period end, and an original cost of $235,337.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Convertible security.
(i)	Zero-coupon bond.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Rounds to less than 1,000.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)	Represents or includes a TBA transaction.
(r)	Affiliate of the Fund.
(s)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,969,680	$—	$(649,449	) (a)	$—	$—	$4,320,231	4,320,231	$11,898	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

Barclays Capital, Inc.	1.80	% (b)	06/29/21	Open		$790,119	$ 793,390	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		371,995	374,292	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		326,430	328,445	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		1,023,710	1,030,030	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		518,141	521,340	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		549,010	552,399	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		196,284	197,496	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (	a)

Barclays Capital, Inc.	2.00	% (b)	06/29/21	Open		$561,045	$ 564,509	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/12/21	Open		1,266,580	1,272,929	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/15/21	Open		428,106	430,654	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/15/21	Open		1,213,212	1,220,433	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/15/21	Open		170,435	171,449	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.95	(b)	07/16/21	Open		123,895	124,567	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/19/21	Open		732,929	737,250	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/22/21	Open		210,313	211,343	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/22/21	Open		642,366	645,515	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/22/21	Open		1,023,390	1,028,406	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/22/21	Open		149,425	150,157	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/22/21	Open		174,500	175,355	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	08/02/21	Open		535,435	538,488	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	08/06/21	Open		430,200	432,617	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	08/23/21	Open		396,880	398,616	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	08/23/21	Open		426,073	427,936	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	10/26/21	Open		985,455	988,558	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	10/26/21	Open		1,883,612	1,892,128	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	10/27/21	Open		646,949	649,865	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/02/21	Open		498,995	501,202	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/16/21	Open		175,840	176,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	11/18/21	Open		41,698	41,804	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	11/18/21	Open		239,401	240,109	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	(b)	11/18/21	Open		303,613	304,510	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/18/21	Open		159,428	160,097	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/18/21	Open		308,438	309,733	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/18/21	Open		42,033	42,209	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/19/21	Open		537,460	539,696	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/19/21	Open		537,460	539,696	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	11/22/21	Open		588,627	591,068	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	12/01/21	Open		1,509,941	1,516,033	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	12/01/21	Open		1,072,750	1,077,078	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	12/20/21	Open		783,035	785,559	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	12/27/21	Open		187,750	188,437	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	01/04/22	Open		563,036	564,481	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	01/05/22	Open		661,819	664,093	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	01/05/22	Open		798,380	801,397	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.75	) (b)	01/10/22	Open		270,443	268,194	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	01/10/22	Open		520,822	522,627	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/12/22	Open		200,640	201,217	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	01/14/22	Open		820,052	822,814	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	01/14/22	Open		712,470	715,356	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	01/20/22	Open		91,823	92,169	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	(b)	01/31/22	Open		156,694	157,322	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		381,753	382,773	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		370,099	371,088	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		378,675	379,687	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		355,833	356,784	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		348,075	349,006	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		367,200	368,182	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		477,374	478,650	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		347,839	348,769	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		327,600	328,476	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	01/31/22	Open		346,090	347,015	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/03/22	Open		398,216	399,707	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	02/04/22	Open		321,810	322,650	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.79	(b)	02/11/22	Open		26,064	26,121	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.95	(b)	02/11/22	Open		864,000	866,422	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	02/11/22	Open		297,238	297,991	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/14/22	Open		335,265	336,264	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/14/22	Open		298,726	299,616	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/14/22	Open		258,319	259,088	Corporate Bonds	Open/Demand

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (	a)

Barclays Capital, Inc.	2.00	% (b)	02/14/22	Open		$319,770	$ 320,723	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/14/22	Open		320,780	321,736	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/14/22	Open		319,880	320,833	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/14/22	Open		406,700	407,881	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/14/22	Open		593,512	595,236	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/14/22	Open		303,406	304,287	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		335,800	336,864	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		1,573,775	1,578,761	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		1,151,150	1,155,014	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		176,750	177,343	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		509,977	511,689	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		968,830	972,082	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		131,750	132,192	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		327,656	328,756	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		1,564,412	1,569,664	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		196,188	196,846	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		225,425	226,207	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		207,818	208,539	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		532,875	534,764	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		334,588	335,774	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		620,085	622,284	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		1,828,170	1,834,652	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		799,680	802,516	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		412,665	414,128	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		211,840	212,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		386,360	387,730	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		298,148	299,205	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		223,780	224,573	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		316,020	317,141	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	02/14/22	Open		641,112	642,732	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	02/14/22	Open		294,690	295,457	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	02/14/22	Open		299,663	300,442	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	02/14/22	Open		290,513	291,268	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	02/14/22	Open		274,010	274,723	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/16/22	Open		666,947	669,040	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	02/16/22	Open		278,509	279,206	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/17/22	Open		212,800	213,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	02/22/22	Open		570,745	572,410	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.99	(b)	02/22/22	Open		409,538	410,791	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.99	(b)	02/22/22	Open		568,800	570,541	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	02/23/22	Open		2,970	2,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/24/22	Open		429,660	430,850	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	03/01/22	Open		555,015	556,460	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		421,094	422,261	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		887,412	889,871	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		406,980	408,108	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		439,875	441,094	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		902,457	904,958	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		453,850	455,108	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		650,737	652,541	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		1,364,467	1,368,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		919,150	921,697	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		277,179	277,947	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		552,062	553,592	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		2,113,347	2,119,203	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/01/22	Open		526,297	527,756	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/01/22	Open		326,525	327,130	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	03/01/22	Open		836,991	839,254	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	03/01/22	Open		780,481	782,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	03/01/22	Open		703,099	705,000	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	03/01/22	Open		393,374	394,464	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		257,726	258,484	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	2.05	% (b)	03/01/22	Open		$306,990	$307,892	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		901,170	903,818	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		865,740	868,284	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		517,412	518,933	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		5,730,400	5,747,241	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		500,544	502,015	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		1,449,850	1,454,111	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		497,260	498,721	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/01/22	Open		662,590	664,537	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	03/01/22	Open		581,394	583,200	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	03/01/22	Open		1,334,565	1,338,711	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	03/01/22	Open		1,084,601	1,087,971	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/01/22	Open		486,412	487,973	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/01/22	Open		542,587	544,319	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		239,468	240,252	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		1,300,917	1,305,178	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		1,200,306	1,204,237	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		504,780	506,433	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		703,711	706,016	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		667,019	669,203	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	(b)	03/01/22	Open		512,645	514,582	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	(b)	03/01/22	Open		406,698	408,234	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	(b)	03/01/22	Open		529,849	532,029	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		1,435,987	1,438,760	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		294,325	294,893	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		360,900	361,597	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		1,525,492	1,528,438	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		1,108,031	1,110,170	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		571,497	572,601	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		166,388	166,709	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		611,319	612,766	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		524,970	526,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		54,780	54,910	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		378,000	378,895	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		322,691	323,455	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		693,412	695,324	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		181,250	181,750	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		206,455	207,024	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		1,185,765	1,189,034	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		335,393	336,317	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		216,405	217,002	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		412,125	413,261	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		250,408	251,098	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		844,234	846,561	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		326,690	327,591	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		368,195	369,210	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		1,377,832	1,381,631	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		147,475	147,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		174,000	174,480	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/02/22	Open		391,230	392,309	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/02/22	Open		59,630	59,804	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/02/22	Open		455,666	457,196	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		319,550	320,215	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		220,106	220,565	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		143,715	144,014	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		341,500	342,437	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		203,683	204,241	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		409,176	410,299	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		230,300	230,764	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		392,531	393,323	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		400,950	401,758	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		435,000	435,877	Corporate Bonds	Open/Demand

96	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	1.78	% (b)	03/03/22	Open		$287,494	$288,073	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		1,451,625	1,454,551	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		1,601,970	1,605,199	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		137,375	137,652	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		1,456,875	1,459,812	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		883,125	884,905	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		992,162	994,163	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		645,937	647,240	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/04/22	Open		603,630	604,872	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		350,875	351,823	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		660,060	661,843	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		136,890	137,260	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		467,066	468,328	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		216,456	217,041	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		620,876	622,553	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		737,412	739,405	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.61	(b)	03/08/22	Open		243,338	243,688	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	(b)	03/08/22	Open		136,120	136,333	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	03/08/22	Open		1,419,412	1,422,219	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.78	(b)	03/08/22	Open		2,655,162	2,660,412	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.81	(b)	03/08/22	Open		616,225	617,502	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		183,656	183,991	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		161,081	161,486	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		1,443,750	1,447,381	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		543,637	545,005	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		633,041	634,634	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		3,523,500	3,532,363	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		946,906	949,288	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		279,650	280,353	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		3,026,250	3,033,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		1,836,562	1,839,742	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		283,158	283,674	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		1,297,187	1,300,450	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		820,000	822,063	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	03/08/22	Open		656,529	658,242	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	03/08/22	Open		461,169	462,373	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	03/08/22	Open		1,205,625	1,208,772	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.99	(b)	03/08/22	Open		731,737	733,671	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	03/08/22	Open		560,835	562,334	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		270,788	271,554	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		622,765	624,529	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		372,775	373,831	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		896,070	898,608	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		512,352	513,803	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		541,231	542,764	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		770,931	773,114	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		717,577	719,610	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		300,800	301,652	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		1,291,912	1,295,571	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		509,312	510,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		316,538	317,434	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		42,129	42,248	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.10	(b)	03/08/22	Open		216,631	217,279	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/08/22	Open		560,092	561,821	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/08/22	Open		407,046	408,302	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/08/22	Open		281,295	282,163	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/08/22	Open		748,807	751,118	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		527,617	529,279	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		668,700	670,805	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		362,194	363,334	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		566,886	568,671	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		472,320	473,807	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	2.15	% (b)	03/08/22	Open		$109,280	$109,624	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		405,223	406,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		597,872	599,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		489,837	491,380	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		518,100	519,731	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		222,045	222,744	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		203,873	204,514	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		637,130	639,136	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		104,860	105,190	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/08/22	Open		414,585	415,890	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/08/22	Open		2,300,719	2,308,181	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/08/22	Open		300,514	301,488	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/08/22	Open		314,100	315,119	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/08/22	Open		2,243,587	2,250,865	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	(b)	03/08/22	Open		417,055	418,566	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/09/22	Open		423,563	424,400	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		113,040	113,306	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		195,570	196,031	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		146,094	146,438	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		294,500	295,194	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	03/10/22	Open		129,203	129,597	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.79	(b)	03/14/22	Open		234,175	234,634	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/14/22	Open		508,596	510,143	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.92	(b)	03/14/22	Open		330,704	331,481	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.92	(b)	03/14/22	Open		375,599	376,481	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.92	(b)	03/14/22	Open		328,213	328,984	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.92	(b)	03/14/22	Open		345,750	346,563	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.92	(b)	03/14/22	Open		701,222	702,871	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.25	(b)	03/15/22	Open		24,000	23,987	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.50	(b)	03/15/22	Open		195,000	195,233	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.65	(b)	03/15/22	Open		234,000	234,384	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.75	(b)	03/15/22	Open		362,160	362,862	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		192,631	193,013	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		1,182,812	1,185,157	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		420,000	420,832	Capital Trusts	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		93,090	93,275	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		1,502,209	1,505,186	Capital Trusts	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		1,640,000	1,643,250	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		2,104,314	2,107,593	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		596,831	598,014	Capital Trusts	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		1,825,000	1,828,617	Capital Trusts	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		1,389,062	1,391,816	Capital Trusts	Open/Demand
Barclays Bank PLC	1.80	(b)	03/15/22	Open		317,281	317,943	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.85	(b)	03/15/22	Open		93,938	94,138	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.85	(b)	03/15/22	Open		2,752,500	2,758,364	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.90	(b)	03/15/22	Open		207,383	207,856	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		1,164,062	1,167,062	Capital Trusts	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		308,029	308,822	Capital Trusts	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		2,673,125	2,680,012	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		581,750	583,249	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		1,205,050	1,208,155	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		965,775	968,263	Capital Trusts	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		352,125	353,032	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.00	(b)	03/15/22	Open		336,256	337,123	Capital Trusts	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/16/22	Open		161,303	161,668	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.72	(b)	03/17/22	Open		437,500	438,297	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.72	(b)	03/17/22	Open		453,125	453,951	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.72	(b)	03/17/22	Open		1,366,875	1,369,366	Corporate Bonds	Open/Demand

98	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Agricole Corporate and Investment Bank	1.72	% (b)	03/17/22	Open		$1,645,000	$1,647,998	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.72	(b)	03/17/22	Open		1,675,625	1,678,678	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.72	(b)	03/17/22	Open		1,344,375	1,346,825	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.75	(b)	03/17/22	Open		673,841	675,128	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.75	(b)	03/17/22	Open		833,750	835,342	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		216,600	217,026	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		182,688	183,047	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		186,750	187,118	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		222,250	222,687	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		122,500	122,741	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		50,125	50,224	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.77	(b)	03/17/22	Open		411,188	411,997	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		251,119	251,635	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		228,179	228,648	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		214,200	214,640	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		294,866	295,472	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		320,823	321,482	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		231,600	232,076	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	03/17/22	Open		321,210	321,870	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.82	(b)	03/17/22	Open		798,750	800,438	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.82	(b)	03/17/22	Open		309,833	310,487	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.82	(b)	03/17/22	Open		433,148	434,063	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.82	(b)	03/17/22	Open		332,979	333,683	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		216,745	217,216	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		343,406	344,152	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		377,100	377,919	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		411,294	412,187	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		370,440	371,245	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		695,200	696,710	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		331,500	332,220	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		425,315	426,239	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Agricole Corporate and Investment Bank	1.84	% (b)	03/17/22	Open		$436,489	$437,437	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		479,960	481,003	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		299,500	300,151	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		456,120	457,111	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		330,630	331,348	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		344,500	345,248	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	03/17/22	Open		332,175	332,897	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.86	(b)	03/17/22	Open		513,305	514,450	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.86	(b)	03/17/22	Open		483,035	484,112	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.86	(b)	03/17/22	Open		485,939	487,023	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.86	(b)	03/17/22	Open		109,705	109,950	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.88	(b)	03/17/22	Open		339,565	340,342	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.92	(b)	03/17/22	Open		74,588	74,767	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.80	(b)	03/17/22	Open		1,190,625	1,193,072	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.80	(b)	03/17/22	Open		194,000	194,399	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.85	(b)	03/17/22	Open		487,207	488,280	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.85	(b)	03/17/22	Open		264,688	265,270	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.90	(b)	03/17/22	Open		302,575	303,285	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	1.90	(b)	03/17/22	Open		322,444	323,201	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.90	(b)	03/17/22	Open		331,570	332,348	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		1,490,000	1,493,715	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/22/22	Open		471,069	472,263	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/22/22	Open		548,625	550,244	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	(b)	03/30/22	Open		174,872	175,199	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/30/22	Open		833,866	835,841	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/31/22	Open		672,861	674,441	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/31/22	Open		357,300	358,139	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	04/01/22	Open		1,290,369	1,293,398	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	04/01/22	Open		1,392,300	1,395,651	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	04/01/22	Open		458,640	459,890	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.88	(b)	04/04/22	Open		261,375	261,891	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.88	(b)	04/04/22	Open		214,775	215,199	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	04/06/22	Open		260,684	261,189	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	(b)	04/11/22	Open		66,838	66,950	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	(b)	04/11/22	Open		197,228	197,558	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.90	(b)	04/11/22	Open		201,206	201,588	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.90	(b)	04/11/22	Open		212,321	212,724	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	1.88	(b)	04/11/22	Open		282,056	282,578	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	04/11/22	Open		90,680	90,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	04/12/22	Open		481,699	482,762	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25	(b)	04/12/22	Open		89,700	89,543	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	04/14/22	Open		340,170	340,708	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	04/14/22	Open		166,725	167,016	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	04/19/22	Open		337,199	337,857	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	04/21/22	Open		232,360	232,804	Corporate Bonds	Open/Demand

100	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

BNP Paribas S.A.	2.05	% (b)	04/21/22	Open		$261,220	$261,744	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	04/21/22	Open		766,010	767,696	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.75	) (b)	04/21/22	Open		184,150	183,653	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	04/25/22	Open		340,025	340,740	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.85	(b)	04/26/22	Open		481,504	482,243	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	04/27/22	Open		269,188	269,620	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.25	) (b)	04/28/22	Open		138,880	138,571	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	04/28/22	Open		824,377	825,832	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	04/29/22	Open		223,549	223,892	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	05/03/22	Open		143,835	144,108	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/06/22	Open		367,650	368,334	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/06/22	Open		933,240	934,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	05/06/22	Open		137,925	138,192	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	05/06/22	Open		137,271	137,507	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/10/22	Open		337,249	337,853	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	05/10/22	Open		923,105	924,759	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	05/10/22	Open		466,403	467,271	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.84	(b)	05/10/22	Open		383,381	383,981	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/13/22	Open		541,822	542,699	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	05/13/22	Open		204,180	204,550	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	05/13/22	Open		260,100	260,488	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	05/16/22	Open		833,425	834,797	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	05/16/22	Open		621,285	622,409	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/18/22	Open		444,231	444,904	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	05/19/22	Open		791,595	792,766	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/23/22	Open		172,568	172,799	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	05/25/22	Open		644,490	645,425	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/27/22	Open		526,256	526,834	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	05/27/22	Open		179,973	180,170	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	05/27/22	Open		76,624	76,711	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	06/03/22	Open		471,750	472,087	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	06/03/22	Open		448,800	449,204	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	06/03/22	Open		392,250	392,566	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.90	(b)	06/06/22	Open		317,363	317,612	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	06/08/22	Open		559,333	559,720	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.80	(b)	06/08/22	Open		387,563	387,831	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.83	(b)	06/08/22	Open		385,293	385,566	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.88	(b)	06/08/22	Open		607,060	607,511	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.87	(b)	06/08/22	Open		994,967	995,700	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.87	(b)	06/08/22	Open		230,520	230,690	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		1,715,132	1,716,620	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		1,664,407	1,665,489	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		1,720,432	1,721,550	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		10,535,719	10,542,567	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		6,643,796	6,648,115	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	1.90	(b)	06/13/22	Open		490,820	491,112	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.90	(b)	06/13/22	Open		609,765	610,128	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.90	(b)	06/13/22	Open		475,082	475,366	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.90	(b)	06/13/22	Open		477,654	477,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/13/22	Open		394,043	394,283	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/13/22	Open		758,812	759,276	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

BNP Paribas S.A.	1.93	% (b)	06/13/22	Open		$332,821	$333,025	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/13/22	Open		386,468	386,704	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/13/22	Open		383,250	383,484	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/13/22	Open		333,574	333,778	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		301,106	301,286	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		347,820	348,027	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		375,765	375,989	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		304,476	304,658	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		437,063	437,323	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		359,640	359,854	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		605,760	606,121	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		384,323	384,551	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		513,810	514,116	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/13/22	Open		321,131	321,323	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	06/14/22	Open		804,375	804,772	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	06/14/22	Open		452,250	452,460	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.00	) (b)	06/14/22	Open		516,684	516,454	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/14/22	Open		307,680	307,851	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/14/22	Open		331,478	331,661	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/14/22	Open		286,978	287,137	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/14/22	Open		452,250	452,501	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/14/22	Open		394,654	394,872	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/14/22	Open		338,138	338,325	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		341,610	341,796	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		298,080	298,243	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		303,656	303,822	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		340,775	340,961	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		330,793	330,973	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		421,438	421,667	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		368,010	368,211	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		305,776	305,943	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		301,500	301,664	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		336,150	336,333	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/14/22	Open		279,500	279,652	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	06/14/22	Open		372,844	373,050	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	06/14/22	Open		366,520	366,723	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	06/14/22	Open		544,305	544,607	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	06/14/22	Open		83,190	83,246	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/14/22	Open		301,950	302,111	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/14/22	Open		278,651	278,799	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/14/22	Open		443,980	444,216	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/14/22	Open		331,530	331,706	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	06/15/22	Open		328,843	329,027	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	) (b)	06/17/22	Open		26,550	26,528	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/17/22	Open		212,031	212,149	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.85	(b)	06/17/22	Open		105,656	105,711	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	06/17/22	Open		166,061	166,148	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	06/21/22	Open		145,250	145,314	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.90	(b)	06/21/22	Open		155,649	155,723	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.50	) (b)	06/22/22	Open		123,360	123,346	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/22/22	Open		112,174	112,221	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	06/23/22	Open		65,813	65,839	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.75	(b)	06/23/22	Open		185,120	185,183	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	1.75	(b)	06/23/22	Open		166,297	166,354	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	1.85	(b)	06/23/22	Open		217,750	217,828	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.85	(b)	06/23/22	Open		204,413	204,486	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	(b)	06/24/22	Open		503,882	503,975	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	06/24/22	Open		774,440	774,610	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	06/24/22	Open		127,500	127,529	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.92	(b)	06/24/22	Open		28,000	28,006	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(5.00	) (b)	06/24/22	Open		78,650	78,574	Corporate Bonds	Open/Demand

102	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

RBC Capital Markets LLC	1.88	% (b)	06/28/22	Open		$265,898	$265,925	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/22	Open		270,020	270,035	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/22	Open		476,190	476,216	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/22	Open		293,020	293,036	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	(b)	06/29/22	Open		115,275	115,280	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/29/22	Open		222,135	222,147	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.93	(b)	06/29/22	Open		185,310	185,320	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	06/29/22	Open		510,351	510,378	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	06/29/22	Open		223,576	223,588	Corporate Bonds	Open/Demand

						$291,585,438	$292,269,603

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Long Treasury Note	141	09/21/22	$17,916	$(55,397)
2-Year U.S. Treasury Note	230	09/30/22	48,264	(258,724)

				(314,121)

Short Contracts
Euro BTP	1	09/08/22	129	(3,553)
10-Year Japanese Government Treasury Bonds	3	09/12/22	3,286	8,616
10-Year U.S. Treasury Note	288	09/21/22	34,088	95,653
U.S. Long Bond	45	09/21/22	6,214	120,063
Ultra U.S. Treasury Bond	48	09/21/22	7,409	77,093
5-Year U.S. Treasury Note	73	09/30/22	8,185	(44,884)

				252,988

				$(61,133)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	6,911,308	EUR	6,526,000	BNP Paribas S.A.	09/21/22	$34,326
USD	867,875	EUR	820,000	State Street Bank and Trust Co.	09/21/22	3,774
USD	17,225	GBP	14,081	Bank of America N.A.	09/21/22	59
USD	1,206,346	GBP	973,000	Deutsche Bank AG	09/21/22	20,141
USD	1,763,026	GBP	1,422,000	Deutsche Bank AG	09/21/22	29,435
USD	3,418,188	GBP	2,757,000	Deutsche Bank AG	09/21/22	57,070

						144,805

EUR	379,264	USD	401,686	Morgan Stanley & Co. International PLC	09/21/22	(2,024)
GBP	37,357	USD	45,696	Deutsche Bank AG	09/21/22	(154)
GBP	59,608	USD	72,915	Standard Chartered Bank	09/21/22	(246)

						(2,424)

						$142,381

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	USD	3,737	$104,216	$(117,814)	$222,030
CDX.NA.IG.38.V1	1.00	Quarterly	06/20/27	USD	16,590	191	(146,553)	146,744

						$104,407	$(264,367)	$368,774

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR, 0.82%	Annual	3.01%	Annual	10/05/22	(a)	06/30/24	USD	11,575	$(24,128)	$50	$(24,178)
2.86%	Annual	1-Day SOFR, 0.82%	Annual	10/05/22	(a)	11/30/26	USD	11,575	(16,677)	105	(16,782)
3-Month LIBOR, 2.29%	Quarterly	1.57%	Semi-Annual	N/A		02/11/30	USD	5	(482)	163	(645)
1.61%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		03/28/32	USD	9,300	1,121,049	146	1,120,903
1.66%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		04/25/32	USD	9,020	1,082,246	144	1,082,102
3-Month LIBOR, 2.29%	Quarterly	1.93%	Semi-Annual	N/A		10/22/51	USD	2,500	(501,385)	77	(501,462)

									$1,660,623	$685	$1,659,938

(a)	Forward Swap.
OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount(000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino Guichard-Perrachon S.A.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B		EUR	20	$(3,002)	$(1,735)	$(1,267)
Novafives S.A.S	5.00	Quarterly	Citibank N.A.	06/20/23	B-		EUR	10	(1,161)	(668)	(493)
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB		EUR	10	100	461	(361)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	CCC		EUR	10	(3,224)	1,224	(4,448)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	10	257	948	(691)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	NR		EUR	10	(3,280)	836	(4,116)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	NR		EUR	10	(3,280)	939	(4,219)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	CCC		EUR	10	(3,329)	—	(3,329)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	30	(886)	1,192	(2,078)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	20	(3,251)	(781)	(2,470)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	10	(1,650)	397	(2,047)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	10	(1,604)	408	(2,012)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB		EUR	10	825	805	20
CMA CGM SA	5.00	Quarterly	Barclays Bank PLC	06/20/27	BB+		EUR	2	(92)	67	(159)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	40	(1,737)	1,825	(3,562)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	12	(511)	396	(907)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	12	(514)	431	(945)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	11	(483)	405	(888)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	3	(136)	114	(250)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	40	(6,679)	(7,077)	398
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	10	(1,670)	(1,109)	(561)
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	N/R		USD	5,000	(861,017)	(483,158)	(377,859)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	N/R		USD	2,500	(430,509)	(239,041)	(191,468)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R		USD	4,450	(766,305)	(563,363)	(202,942)

104	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9	3.00%	Monthly	Credit Suisse International	09/17/58	N/R		USD	5,000	$(854,607)	$(518,760)	$(335,847)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	1,528	(261,168)	(165,932)	(95,236)

									$(3,208,913)	$(1,971,176)	$(1,237,737)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$685	$(264,367)	$2,571,779	$(543,067)
OTC Swaps	10,448	(1,981,624)	418	(1,238,155)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$301,425	$—	$301,425
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	144,805	—	—	144,805

Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	368,774	—	—	2,203,005	—	2,571,779

Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	10,866	—	—	—	—	10,866

	$—	$379,640	$—	$144,805	$2,504,430	$—	$3,028,875

Liabilities — Derivative Financial Instruments

Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$362,558	$—	$362,558
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,424	—	—	2,424

Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	543,067	—	543,067

Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,219,779	—	—	—	—	3,219,779

	$—	$3,219,779	$—	$2,424	$905,625	$—	$4,127,828

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,080,822	$—	$5,080,822
Forward foreign currency exchange contracts	—	—	—	1,018,540	—	—	1,018,540
Options purchased (a)	—	—	—	—	1,023,225	—	1,023,225
Options written	—	—	—	—	(2,977,365)	—	(2,977,365)
Swaps	—	795,465	—	—	1,465,301	—	2,260,766

	$—	$795,465	$—	$1,018,540	$4,591,983	$—	$6,405,988

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$340,235	$—	$340,235
Forward foreign currency exchange contracts	—	—	—	343,390	—	—	343,390
Options purchased (b)	—	—	—	—	214,358	—	214,358
Options written	—	—	—	—	416,433	—	416,433
Swaps	—	(567,526)	—	—	1,006,454	—	438,928

	$—	$(567,526)	$—	$343,390	$1,977,480	$—	$1,753,344

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$56,842,938
Average notional value of contracts — short	$64,202,811
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$15,282,621
Average amounts sold — in USD	$597,437
Options:
Average value of option contracts purchased	$4,578
Average value of option contracts written	$727
Average notional value of swaption contracts purchased	$24,642,500
Average notional value of swaption contracts written	$128,536,250
Credit default swaps:
Average notional value — buy protection	$20,988,625
Average notional value — sell protection	$18,707,121
Interest rate swaps:
Average notional value — pays fixed rate	$199,035,000
Average notional value — receives fixed rate	$151,744,500
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$233,489	$429,711
Forward foreign currency exchange contracts	144,805	2,424
Swaps — centrally cleared	—	222,168
Swaps — OTC (a)	10,866	3,219,779

Total derivative assets and liabilities in the Statements of Assets and Liabilities	389,160	3,874,082

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(233,489)	(651,879)

Total derivative assets and liabilities subject to an MNA	$155,671	$3,222,203

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

106	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$59	$(59)	$—	$—	$—
Barclays Bank PLC	464	(464)	—	—	—
BNP Paribas S.A.	34,326	—	—	—	34,326
Credit Suisse International	2,629	(2,629)	—	—	—
Deutsche Bank AG	106,646	(154)	—	—	106,492
JPMorgan Chase Bank N.A.	6,549	(6,549)	—	—	—
Morgan Stanley & Co. International PLC	1,224	(1,224)	—	—	—
State Street Bank and Trust Co.	3,774	—	—	—	3,774

	$155,671	$(11,079)	$—	$—	$144,592

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$3,251	$(59)	$—	$—	$3,192
Barclays Bank PLC	863,223	(464)	—	(640,000)	222,759
Citibank N.A.	1,161	—	—	—	1,161
Credit Suisse International	1,291,597	(2,629)	—	(1,200,000)	88,968
Deutsche Bank AG	154	(154)	—	—	—
JPMorgan Chase Bank N.A.	28,626	(6,549)	—	—	22,077
Morgan Stanley & Co. International PLC	1,033,945	(1,224)	—	(640,000)	392,721
Standard Chartered Bank	246	—	—	—	246

	$3,222,203	$(11,079)	$—	$(2,480,000)	$731,124

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$21,620,266	$955,190	$22,575,456
Common Stocks
Construction & Engineering	27,267	—	—	27,267
Diversified Financial Services	—	—	5,467	5,467
Diversified Telecommunication Services	4,063	—	—	4,063
Household Durables	—	—	—	—
Metals & Mining	—	801	476	1,277
Software	43	—	—	43
Specialty Retail	—	231,420	—	231,420
Corporate Bonds
Advertising Agencies	—	194,885	—	194,885
Aerospace & Defense	—	12,253,033	—	12,253,033

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Airlines	$—	$9,101,441	$—	$9,101,441
Auto Components	—	5,723,774	—	5,723,774
Automobiles	—	9,358,616	—	9,358,616
Banks	—	6,206,066	15,195	6,221,261
Beverages	—	7,131,721	—	7,131,721
Biotechnology	—	87,049	—	87,049
Building Materials	—	2,434,231	—	2,434,231
Building Products	—	3,496,076	—	3,496,076
Capital Markets	—	5,162,804	—	5,162,804
Chemicals	—	8,410,640	—	8,410,640
Commercial Services & Supplies	—	3,909,206	—	3,909,206
Communications Equipment	—	2,253,272	—	2,253,272
Construction Materials	—	1,934,186	—	1,934,186
Consumer Discretionary	—	5,795,400	—	5,795,400
Consumer Finance	—	6,678,441	—	6,678,441
Containers & Packaging	—	2,674,542	—	2,674,542
Diversified Consumer Services	—	6,773,568	—	6,773,568
Diversified Financial Services	—	13,428,548	—	13,428,548
Diversified Telecommunication Services	—	15,976,431	—	15,976,431
Electric Utilities	—	2,959,273	—	2,959,273
Electrical Equipment	—	495,931	—	495,931
Electronic Equipment, Instruments & Components	—	1,948,963	—	1,948,963
Energy Equipment & Services	—	1,880,607	—	1,880,607
Entertainment	—	580,115	—	580,115
Environmental, Maintenance & Security Service	—	3,060,197	—	3,060,197
Equity Real Estate Investment Trusts (REITs)	—	5,579,421	—	5,579,421
Food & Staples Retailing	—	5,312,726	—	5,312,726
Food Products	—	2,765,375	—	2,765,375
Gas Utilities	—	77,384	—	77,384
Health Care Equipment & Supplies	—	1,159,205	—	1,159,205
Health Care Providers & Services	—	16,808,931	—	16,808,931
Health Care Technology	—	3,980,827	—	3,980,827
Hotels, Restaurants & Leisure	13,579	19,324,687	—	19,338,266
Household Durables	—	2,634,374	—	2,634,374
Household Products	—	102,521	—	102,521
Independent Power and Renewable Electricity Producers	—	5,283,940	—	5,283,940
Insurance	—	10,433,660	—	10,433,660
Interactive Media & Services	—	1,826,902	—	1,826,902
Internet & Direct Marketing Retail	—	92,310	—	92,310
Internet Software & Services	—	5,466,807	—	5,466,807
IT Services	—	5,508,228	—	5,508,228
Leisure Products	—	545,716	—	545,716
Machinery	—	3,610,864	—	3,610,864
Media	—	45,481,150	—	45,481,150
Metals & Mining	—	8,360,011	—	8,360,011
Multiline Retail	—	661,426	—	661,426
Offshore Drilling & Other Services	—	537,324	—	537,324
Oil, Gas & Consumable Fuels	142,734	43,070,244	1,223,330	44,436,308
Personal Products	—	92,419	—	92,419
Pharmaceuticals	—	7,057,245	—	7,057,245
Real Estate Management & Development	—	3,500,230	72,960	3,573,190
Road & Rail	—	2,303,336	—	2,303,336
Semiconductors & Semiconductor Equipment	—	6,650,240	—	6,650,240
Software	—	7,505,934	—	7,505,934
Specialty Retail	—	1,880,341	—	1,880,341
Technology Hardware, Storage & Peripherals	—	375,175	—	375,175
Textiles, Apparel & Luxury Goods	—	453,785	—	453,785
Thrifts & Mortgage Finance	—	915,648	—	915,648
Transportation	—	85,412	—	85,412
Transportation Infrastructure	—	1,171,403	—	1,171,403
Utilities	—	3,308,073	—	3,308,073
Wireless Telecommunication Services	—	7,288,848	—	7,288,848
Floating Rate Loan Interests	—	250,136,482	17,475,829	267,612,311

108	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Foreign Agency Obligations	$—	$7,197,101	$—	$7,197,101
Investment Companies	2,442,555	—	—	2,442,555
Non-Agency Mortgage-Backed Securities	—	7,464,256	—	7,464,256
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	24,148,273	—	24,148,273
Preferred Stocks	9,357,882	—	—	9,357,882
U.S. Government Sponsored Agency Securities	—	42,792,585	—	42,792,585
Warrants	3,543	—	—	3,543
Short-Term Securities
Money Market Funds	4,320,231	—	—	4,320,231
Liabilities
Investments
TBA Sale Commitments	—	(6,409,482)	—	(6,409,482)
Unfunded Floating Rate Loan Interests (a)	—	(42,176)	(5,017)	(47,193)

	$16,311,897	$718,260,664	$19,743,430	754,315,991

Investments Valued at NAV (b)				2,542

				$754,318,533

Derivative Financial Instruments (c)
Assets
Credit Contracts	$—	$369,192	$—	$369,192
Foreign Currency Exchange Contracts	—	144,805	—	144,805
Interest Rate Contracts	301,425	2,203,005	—	2,504,430
Liabilities
Credit Contracts	—	(1,238,155)	—	(1,238,155)
Foreign Currency Exchange Contracts	—	(2,424)	—	(2,424)
Interest Rate Contracts	(362,558)	(543,067)	—	(905,625)

	$(61,133)	$933,356	$—	$872,223

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $292,269,603 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2021	$1,084,298	$5,841	$1,347,279	$6,516,371	$—	(a)	$(127)	$8,953,662
Transfers into Level 3 (b)	—	—	101,934	12,629,905	—		(348)	12,731,491
Transfers out of Level 3 (c)	(87,594)	—	—	(2,064,598)	—		127	(2,152,065)
Accrued discounts/premiums	(39,013)	—	—	84,898	—		—	45,885
Net realized gain (loss)	—	—	—	(7,474)	—		—	(7,474)
Net change in unrealized appreciation (depreciation) (d)(e)	(2,501)	102	(119,106)	(1,399,531)	—		(4,669)	(1,525,705)

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Limited Duration Income Trust (BLW)

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Purchases	$—	$—	$—	$3,759,267	$—		$—	$3,759,267
Sales	—	—	(18,622)	(2,043,009)	—		—	(2,061,631)

Closing balance, as of June 30, 2022	$955,190	$5,943	$1,311,485	$17,475,829	$—	(a)	$(5,017)	$19,743,430

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (d)	$(2,501)	$102	$(119,106)	$(1,370,278)	$—		$(4,669)	$(1,496,452)

(a)	Rounds to less than $1.
(b)
As of December 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

110	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(unaudited)
June 30, 2022

	DSU	FRA	BKT	BLW

ASSETS
Investments, at value — unaffiliated (a)	$690,414,413	$639,804,413	$471,447,653	$756,454,977
Investments, at value — affiliated (b)	2,322,065	—	9,872,958	4,320,231
Cash	2,491,274	1,828,647	—	278,525
Cash pledged:
Collateral — reverse repurchase agreements	—	—	—	22,962,040
Collateral — OTC derivatives	30,000	—	—	2,480,000
Futures contracts	—	—	792,260	858,761
Centrally cleared swaps	470,000	526,000	771,000	1,307,000
Foreign currency, at value (c)	—	—	—	171,105
Receivables:
Investments sold	5,936,002	5,326,437	29	7,465,851
Reverse repurchase agreements	—	—	—	632,361
Swaps	—	—	—	7,064
TBA sale commitments	—	—	—	6,361,494
Dividends — unaffiliated	—	—	—	71,033
Dividends — affiliated	2,353	198	9,916	5,129
Interest — unaffiliated	5,262,271	3,749,433	2,847,207	8,419,409
Principal paydowns	1,316	—	—	1,600
Variation margin on futures contracts	—	—	415,728	233,489
Swap premiums paid	2,659	—	—	10,448
Unrealized appreciation on:
Forward foreign currency exchange contracts	82,198	82,200	—	144,805
OTC swaps	—	—	225,194	418
Deferred offering costs	—	—	104,818	110,250
Prepaid expenses	—	2,519	—	—

Total assets	707,014,551	651,319,847	486,486,763	812,295,990

LIABILITIES
Bank overdraft	—	—	559	—
Foreign bank overdraft (d)	125,838	152,721	—	—
Cash received:
Collateral — OTC derivatives	—	—	220,000	—
Collateral — TBA commitments	—	—	149,000	—
Borrowed bonds, at value (e)	—	—	821,109	—
TBA sale commitments, at value (f)	—	—	—	6,409,482
Reverse repurchase agreements, at value	—	—	130,620,516	292,269,603
Payables:
Investments purchased	7,410,948	7,829,112	42,229,561	25,897,088
Reverse repurchase agreements	—	—	—	690,310
Accounting services fees	90,546	70,345	52,447	83,267
Administration fees	—	—	38,109	—
Bank borrowings	222,000,000	203,000,000	—	—
Custodian fees	26,445	33,652	22,410	82,813
Income dividend distributions	59,422	84,809	77,929	114,933
Interest expense	418,517	371,919	1,198	—
Investment advisory fees	324,763	407,871	164,419	365,213
Offering costs	—	—	89,414	37,147
Directors’ and Officer’s fees	298,596	8,078	169,804	371,928
Other accrued expenses	58,053	19,666	19,233	63,575
Principal payups	—	—	934,094	—
Professional fees	68,432	105,086	68,197	94,022
Transfer agent fees	77,141	24,886	28,958	31,398
Variation margin on futures contracts	—	—	470,321	429,711
Variation margin on centrally cleared swaps	4,109	4,469	140,608	222,168
Swap premiums received	19,891	—	—	1,981,624
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	12,165	—	2,424
OTC swaps	25,440	—	—	1,238,155
Unfunded floating rate loan interests	72,129	88,011	—	47,193

Total liabilities	231,080,270	212,212,790	176,317,886	330,432,054

NET ASSETS	$475,934,281	$439,107,057	$310,168,877	$481,863,936

F I N A N C I A L S T A T E M E N T S	111

Statements of Assets and Liabilities
(unaudited) (continued)
June 30, 2022

	DSU	FRA	BKT	BLW

NET ASSETS CONSIST OF
Paid-in capital (g)(h)(i)	$653,139,226	$538,835,342	$454,334,448	$623,725,400
Accumulated loss	(177,204,945)	(99,728,285)	(144,165,571)	(141,861,464)

NET ASSETS	$475,934,281	$439,107,057	$310,168,877	$481,863,936

Net asset value (g)(h)(i)	$10.21	$12.46	$4.85	$13.49

(a) Investments, at cost — unaffiliated	$769,685,734	$690,282,690	$512,036,356	$845,670,304
(b) Investments, at cost — affiliated	$2,322,065	$—	$9,872,958	$4,320,231
(c) Foreign currency, at cost	$—	$—	$—	$168,551
(d) Foreign bank overdraft, at cost	$118,842	$154,456	$—	$—
(e) Proceeds received from borrowed bonds	$—	$—	$842,347	$—
(f) Proceeds from TBA sale commitments	$—	$—	$—	$6,361,494
(g) Shares outstanding	46,610,312	35,232,197	63,912,834	35,711,253
(h) Shares authorized	400 million	200 million	200 million	Unlimited
(i) Par value	$0.10	$0.10	$0.010	$0.001
See notes to financial statements.

112	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
(unaudited)
Six Months Ended June 30, 2022

	DSU	FRA	BKT	BLW

INVESTMENT INCOME
Dividends — unaffiliated	$42,425	$26,431	$—	$321,873
Dividends — affiliated	5,041	463	19,286	11,898
Interest — unaffiliated	17,926,542	15,817,290	6,264,957	20,438,092
Other income — unaffiliated	187,723	189,061	—	102,729
Foreign taxes withheld	—	—	—	(242)

Total investment income	18,161,731	16,033,245	6,284,243	20,874,350

EXPENSES
Investment advisory	2,067,519	2,570,503	1,070,455	2,354,584
Commitment costs	76,829	44,083	—	—
Accounting services	41,241	52,525	38,238	61,198
Custodian	20,608	27,323	19,992	68,963
Registration	7,026	5,595	10,277	5,716
Transfer agent	2,934	31,335	40,190	35,880
Administration	—	—	247,028	—
Directors and Officer	—	13,364	—	—
Miscellaneous	51,153	67,106	43,548	45,909

Total expenses excluding interest expense	2,267,310	2,811,834	1,469,728	2,572,250

Interest expense	1,484,223	1,346,391	324,850	1,026,748

Total expenses	3,751,533	4,158,225	1,794,578	3,598,998
Less:
Fees waived and/or reimbursed by the Manager	(688)	(91)	(2,365)	(1,378)

Total expenses after fees waived and/or reimbursed	3,750,845	4,158,134	1,792,213	3,597,620

Net investment income	14,410,886	11,875,111	4,492,030	17,276,730

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated.	(3,580,179)	(3,200,982)	(4,484,239)	(18,888,427)
Forward foreign currency exchange contracts	488,751	240,641	—	1,018,540
Foreign currency transactions	23,749	20,570	—	(43,991)
Futures contracts	—	—	1,740,023	5,080,822
Options written	—	—	—	(2,977,365)
Swaps	81,784	81,308	(135,524)	2,260,766

	(2,985,895)	(2,858,463)	(2,879,740)	(13,549,655)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(59,644,969)	(45,493,505)	(43,905,265)	(92,911,845)
Borrowed bonds	—	—	223,985	—
Forward foreign currency exchange contracts	170,267	144,484	—	343,390
Foreign currency translations	(37,641)	(5,172)	—	(72,620)
Futures contracts	—	—	(235,506)	340,235
Options written	—	—	—	416,433
Swaps	(532,005)	(551,776)	2,329,770	438,928
Unfunded floating rate loan interests	(70,871)	(86,641)	—	(47,295)

	(60,115,219)	(45,992,610)	(41,587,016)	(91,492,774)

Net realized and unrealized loss	(63,101,114)	(48,851,073)	(44,466,756)	(105,042,429)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,690,228)	$(36,975,962)	$(39,974,726)	$(87,765,699)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Changes in Net Assets

	DSU			FRA

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,410,886		$28,307,179	$11,875,111		$23,442,141
Net realized gain (loss)		(2,985,895)	8,095,408		(2,858,463)	6,531,134
Net change in unrealized appreciation (depreciation)		(60,115,219)	(2,024,097)		(45,992,610)	(741,676)

Net increase (decrease) in net assets resulting from operations		(48,690,228)	34,378,490		(36,975,962)	29,231,599

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(14,099,627	) (b)	(28,723,773)	(11,749,938	) (b)	(23,507,568)
Return of capital	—		(5,103,734)	—		(4,692,282)

Decrease in net assets resulting from distributions to shareholders		(14,099,627)	(33,827,507)		(11,749,938)	(28,199,850)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	43,132		171,418	—		—
Redemption of shares resulting from share repurchase program (including transaction costs)	—		—	—		(1,250,043)

Net increase (decrease) in net assets derived from capital share transactions	43,132		171,418	—		(1,250,043)

NET ASSETS
Total increase (decrease) in net assets		(62,746,723)	722,401		(48,725,900)	(218,294)
Beginning of period	538,681,004		537,958,603	487,832,957		488,051,251

End of period	$475,934,281		$538,681,004	$439,107,057		$487,832,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

114	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BKT				BLW

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,492,030		$14,986,442	$17,276,730		$35,675,687
Net realized gain (loss)		(2,879,740)	3,553,479		(13,549,655)	12,937,429
Net change in unrealized appreciation (depreciation)		(41,587,016)	(26,249,597)		(91,492,774)	(24,223,210)

Net increase (decrease) in net assets resulting from operations		(39,974,726)	(7,709,676)		(87,765,699)	24,389,906

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(10,673,445	) (b)	(18,883,406)	(17,516,380	) (b)	(36,216,307)
Return of capital	—		(7,473,844)	—		(5,785,872)

Decrease in net assets resulting from distributions to shareholders		(10,673,445)	(26,357,250)		(17,516,380)	(42,002,179)

CAPITAL SHARE TRANSACTIONS

Reinvestment of distributions	64,960		623,562	—		825,681

NET ASSETS
Total decrease in net assets		(50,583,211)	(33,443,364)		(105,282,079)	(16,786,592)
Beginning of period	360,752,088		394,195,452	587,146,015		603,932,607

End of period	$310,168,877		$360,752,088	$481,863,936		$587,146,015

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Cash Flows
(unaudited)
Six Months Ended June 30, 2022

	DSU	FRA	BKT	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations.	$(48,690,228)	$(36,975,962)	$(39,974,726)	$(87,765,699)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	128,443,652	111,471,145	796,873,779	407,984,289
Purchases of long-term investments	(97,002,815)	(86,823,165)	(818,030,094)	(374,354,408)
Net proceeds from sales (purchases) of short-term securities	(1,886,073)	—	2,851,123	929,659
Amortization of premium and accretion of discount on investments and other fees	(484,447)	(515,566)	7,955,888	37,005
Paid-in-kind income	—	(202,758)	—	(239,659)
Premiums paid on closing options written	—	—	—	(7,978,624)
Premiums received from options written	—	—	—	1,523,485
Net realized loss on investments and options written	3,591,154	3,209,573	4,534,065	21,865,792
Net unrealized depreciation on investments, options written, swaps, borrowed bonds, foreign currency translations and unfunded floating rate loan interests	59,584,920	45,435,662	43,951,646	93,273,718

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(2,343)	(196)	(9,055)	(5,090)
Dividends — unaffiliated	—	—	—	1
Interest — unaffiliated	(1,884,492)	(1,657,178)	(804,302)	82,492
Swaps	—	—	—	(7,064)
Variation margin on futures contracts	—	—	(403,156)	(193,290)
Variation margin on centrally cleared swaps	9,062	10,152	—	—
Swap premiums paid	(2,519)	—	—	(6,039)
Prepaid expenses	2,789	772	2,261	4,252
Deferred offering costs	—	—	(104,818)	(110,250)

Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	—	—	—	(264,465)
Collateral — OTC derivatives	—	—	(280,000)	—
Collateral — TBA commitments	—	—	149,000	—
Payables
Accounting services fees	52,207	34,893	25,185	40,167
Administration fees	—	—	(8,402)	—
Custodian fees	13,135	18,128	15,349	50,404
Interest expense	192,626	180,360	62,680	159,280
Investment advisory fees	(41,787)	(42,213)	(36,881)	(55,553)
Directors’ and Officer’s fees	(140,911)	6,043	(133,430)	(178,538)
Other accrued expenses	9,971	(5,967)	(7,197)	14,123
Professional fees	(40,300)	(42,305)	(22,438)	(44,359)
Transfer agent fees	(47,743)	16,663	16,472	18,513
Variation margin on futures contracts	—	—	397,919	371,740
Variation margin on centrally cleared swaps	4,109	4,469	136,376	195,744
Swap premiums received	(3,336)	—	—	(92,775)

Net cash provided by (used for) operating activities	41,676,631	34,122,550	(2,842,756)	55,254,851

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(16,816,772)	(14,015,117)	(12,728,756)	(20,904,721)
Payments for offering costs	—	—	89,414	37,147
Payments for bank borrowings	(75,000,000)	(77,000,000)	—	—
Proceeds from bank borrowings	49,000,000	57,000,000	—	—
Increase in bank overdraft	125,838	152,721	559	—
Net borrowing of reverse repurchase agreements	—	—	15,356,539	(20,197,536)

Net cash provided by (used for) for financing activities	(42,690,934)	(33,862,396)	2,717,756	(41,065,110)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(7,135)	1,731	—	8,283

116	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(unaudited) (continued)
Six Months Ended June 30, 2022

	DSU	FRA	BKT	BLW

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$(1,021,438)	$261,885	$(125,000)	$14,198,024
Restricted and unrestricted cash and foreign currency at beginning of period	4,012,712	2,092,762	1,688,260	13,859,407

Restricted and unrestricted cash and foreign currency at end of period	$2,991,274	$2,354,647	$1,563,260	$28,057,431

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,291,597	$1,166,031	$262,170	$867,468

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$43,132	$—	$64,960	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,491,274	$1,828,647	$—	$278,525
Cash pledged
Collateral — reverse repurchase agreements	—	—	—	22,962,040
Collateral — OTC derivatives	30,000	—	—	2,480,000
Futures contracts	—	—	792,260	858,761
Centrally cleared swaps	470,000	526,000	771,000	1,307,000
Foreign currency at value	—	—	—	171,105

	$2,991,274	$2,354,647	$1,563,260	$28,057,431

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Financial Highlights
(For a share outstanding throughout each period)

	DSU

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,		Period from 03/01/19 to 12/31/19		Year Ended February 28,
			2021	2020			2019	2018	(a)	2017 (a)

Net asset value, beginning of period	$11.56		$11.55	$12.25	$12.16		$12.62	$12.70		$11.38

Net investment income (b)	0.31		0.61	0.63	0.64		0.79	0.78		0.73

Net realized and unrealized gain (loss)		(1.36)	0.13	(0.50)	0.21		(0.43)	(0.04)		1.34

Net increase (decrease) from investment operations		(1.05)	0.74	0.13	0.85		0.36	0.74		2.07

Distributions (c)
From net investment income	(0.30	) (d)	(0.62)	(0.61)	(0.73)		(0.82)	(0.82)		(0.75)
Return of capital	—		(0.11)	(0.22)	(0.03)		—	—		—

Total distributions		(0.30)	(0.73)	(0.83)	(0.76)		(0.82)	(0.82)		(0.75)

Net asset value, end of period	$10.21		$11.56	$11.55	$12.25		$12.16	$12.62		$12.70

Market price, end of period	$9.14		$11.70	$10.45	$11.20		$10.78	$11.47		$11.68

Total Return (e)
Based on net asset value	(8.97	)% (f)	6.67%	2.57%	8.03	% (f)	3.86%	6.60	% (g)	19.57%

Based on market price	(19.48	)% (f)	19.33%	1.50%	11.42	% (f)	1.30%	5.35%		25.53%

Ratios to Average Net Assets (h)
Total expenses	1.46	% (i)	1.34%	1.48%	2.21	% (i)(j)	2.23%	1.86%		1.36%

Total expenses after fees waived and/or reimbursed	1.46	% (i)	1.34%	1.47%	2.21	% (i)(j)	2.23%	1.85%		1.35%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.88	% (i)	0.92%	0.91%	0.92	% (i)	0.96%	0.94%		0.87%

Net investment income	5.59	% (i)	5.21%	5.65%	6.25	% (i)	6.40%	6.12%		6.04%

Supplemental Data

Net assets, end of period (000)	$475,934		$538,681	$537,959	$605,240		$641,220	$742,204		$780,810

Borrowings outstanding, end of period (000)	$222,000		$248,000	$229,000	$262,000		$278,000	$338,000		$318,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,144		$3,172	$3,349	$3,310		$3,308	$3,196		$3,455

Portfolio turnover rate		11%	47%	67%	53%		62%	59%		55%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

118	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	FRA

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,		Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2021	2020			2019	2018 (a)	2017 (a)

Net asset value, beginning of period	$13.85		$13.81	$14.55	$14.49		$14.92	$14.93	$14.78

Net investment income (b)	0.34		0.67	0.69	0.25		0.84	0.79	0.76

Net realized and unrealized gain (loss)		(1.40)	0.17	(0.51)	0.19		(0.40)	(0.06)	0.20

Net increase (decrease) from investment operations		(1.06)	0.84	0.18	0.44		0.44	0.73	0.96

Distributions (c)
From net investment income	(0.33	) (d)	(0.67)	(0.70)	(0.38)		(0.87)	(0.74)	(0.81)
Return of capital	—		(0.13)	(0.22)	—		—	—	—

Total distributions		(0.33)	(0.80)	(0.92)	(0.38)		(0.87)	(0.74)	(0.81)

Net asset value, end of period	$12.46		$13.85	$13.81	$14.55		$14.49	$14.92	$14.93

Market price, end of period	$11.39		$13.43	$12.11	$13.44		$12.46	$13.80	$14.10

Total Return (e)
Based on net asset value	(7.58	)% (f)	6.48%	2.76%	3.41	% (f)	3.94%	5.28%	6.93%

Based on market price	(12.88	)% (f)	17.74%	(2.45)%	11.08	% (f)	(3.37)%	3.11%	8.95%

Ratios to Average Net Assets (g)
Total expenses	1.76	% (h)	1.55%	1.69%	2.20	% (h)(i)	2.45%	2.23%	1.88%

Total expenses after fees waived and/or reimbursed	1.76	% (h)	1.54%	1.67%	2.20	% (h)(i)	2.45%	2.22%	1.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.17	% (h)	1.14%	1.13%	1.19	% (h)	1.16%	1.20%	1.21%

Net investment income	5.04	% (h)	4.76%	5.15%	5.26	% (h)	5.74%	5.27%	5.08%

Supplemental Data
Net assets, end of period (000)	$439,107		$487,833	$488,051	$522,545		$526,447	$555,370	$555,972

Borrowings outstanding, end of period (000)	$203,000		$223,000	$208,000	$214,000		$204,000	$233,000	$237,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,163		$3,188	$3,346	$3,442		$3,582	$3,385	$3,346

Portfolio turnover rate		10%	49%	65%	16%		53%	57%	64%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BKT

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,				Period from 09/01/18 to 12/31/18		Year Ended August 31,
			2021	2020		2019			2018	2017

Net asset value, beginning of period	$5.65		$6.18	$6.30		$6.25	$6.31		$6.74	$6.96

Net investment income (a)	0.07		0.23	0.29		0.25	0.08		0.24	0.25
Net realized and unrealized gain (loss)		(0.70)	(0.35)	(0.00	) (b)	0.21	0.03		(0.34)	(0.15)

Net increase (decrease) from investment operations		(0.63)	(0.12)	0.29		0.46	0.11		(0.10)	0.10

Distributions (c)
From net investment income	(0.17	) (d)	(0.29)	(0.33)		(0.29)	(0.13)		(0.30)	(0.32)
Return of capital	—		(0.12)	(0.08)		(0.12)	(0.04)		(0.03)	—

Total distributions		(0.17)	(0.41)	(0.41)		(0.41)	(0.17)		(0.33)	(0.32)

Net asset value, end of period	$4.85		$5.65	$6.18		$6.30	$6.25		$6.31	$6.74

Market price, end of period	$4.54		$5.65	$6.07		$6.05	$5.64		$5.77	$6.31

Total Return (e)
Based on net asset value	(11.15	)% (f)	(2.01)%	4.92%		7.91%	2.06	% (f)	(1.14)%	1.82%

Based on market price	(16.83	)% (f)	(0.23)%	7.31%		14.83%	0.72	% (f)	(3.44)%	0.53%

Ratios to Average Net Assets (g)
Total expenses	1.09	% (h)	0.94%	1.18%		2.06%	2.08	% (h)(i)	1.79%	1.29%

Total expenses after fees waived and/or reimbursed	1.09	% (h)	0.94%	1.18%		2.06%	2.08	% (h)	1.79%	1.28%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.89	% (h)	0.90%	0.89%		0.94%	0.99	% (h)	1.04%	0.90%

Net investment income	2.73	% (h)	3.91%	4.55%		3.95%	4.04	% (h)	3.72%	3.63%

Supplemental Data
Net assets, end of period (000)	$310,169		$360,752	$394,195		$401,715	$398,629		$402,763	$430,830

Borrowings outstanding, end of period (000)	$130,621		$115,184	$156,936		$175,655	$186,799		$186,441	$185,769

Portfolio turnover rate (j)		137%	248%	69%		255%	95%		373%	346%

(a)
  Based on average shares outstanding.
(b)
  Amount is less than $0.005 per share.
(c)
  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
  A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns.  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)
  Aggregate total return.
(g)
  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
  Annualized.
(i)
   Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.11%.
(j)
   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/22		Year Ended December 31,				Period from 09/01/18		Year Ended August 31,
	(unaudited)		2021	2020		2019	to 12/31/18		2018	2017

Portfolio turnover rate (excluding MDRs)		78%	119%	31%		136%	45%		181%	161%

See notes to financial statements.

120	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BLW

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,			Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2021		2020			2019	2018	2017

Net asset value, beginning of period	$16.44		$16.93		$17.05	$17.03		$16.71	$17.02	$16.84

Net investment income (a)	0.48		1.00		0.98	0.31		0.94	0.95	1.01
Net realized and unrealized gain (loss)		(2.94)	(0.31)		0.08	0.18		0.33	(0.31)	0.44

Net increase (decrease) from investment operations		(2.46)	0.69		1.06	0.49		1.27	0.64	1.45

Distributions (b)
From net investment income	(0.49	) (c)	(1.02)		(1.03)	(0.47)		(0.95)	(0.95)	(1.27)
Return of capital	—		(0.16)		(0.15)	—		—	—	—

Total distributions		(0.49)	(1.18)		(1.18)	(0.47)		(0.95)	(0.95)	(1.27)

Net asset value, end of period	$13.49		$16.44		$16.93	$17.05		$17.03	$16.71	$17.02

Market price, end of period	$12.65		$16.85		$15.92	$16.39		$15.44	$15.06	$15.99

Total Return (d)
Based on net asset value	(15.00	)% (e)	4.18	% (f)	7.58%	3.11	% (e)	8.77%	4.42%	9.62%

Based on market price	(22.23	)% (e)	13.55%		5.24%	9.32	% (e)	9.41%	0.18%	10.18%

Ratios to Average Net Assets (g)
Total expenses	1.34	% (h)	1.18%		1.39%	1.64	% (h)(i)	1.81%	1.73%	1.45%

Total expenses after fees waived and/or reimbursed	1.34	% (h)	1.18%		1.39%	1.64	% (h)(i)	1.81%	1.73%	1.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.95	% (h)	0.92%		0.90%	0.89	% (h)	0.84%	0.89%	0.89%

Net investment income	6.41	% (h)	5.90%		6.07%	5.32	% (h)	5.69%	5.60%	6.00%

Supplemental Data
Net assets, end of period (000)	$481,864		$587,146		$603,933	$611,068		$610,251	$612,048	$629,728

Borrowings outstanding, end of period (000)	$292,270		$312,356		$275,105	$213,399		$202,539	$234,622	$252,280

Portfolio turnover rate (j)		41%	66%		65%	14%		50%	50%	55%

(a)
  Based on average shares outstanding.
(b)
  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
  A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns.  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)
  Aggregate total return.
(f)
  Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)
  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
  Annualized.
(i)
   Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.
(j)
   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,			Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2021		2020			2019	2018	2017

Portfolio turnover rate (excluding MDRs)		30%	52%		58%	14%		50%	50%	55%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Notes to Financial Statements
(unaudited)

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end
management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end
non-index
fixed-income funds and all BlackRock-advised
closed-end
funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.
Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value.
Dividends from foreign securities where the
ex-dividend
dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend
dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.
Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind
interest are recognized daily on an accrual basis.
For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation:
Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.
Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes:
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Segregation and Collateralization:
In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under

122	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited)  (continued)

such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Distributions:
Distributions paid by the Funds are recorded on the
ex-dividend
dates. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable
return of capital.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements
(unaudited)  (continued)

be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Over-the-counter
(“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

124	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited)  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.
The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of June 30, 2022, certain investments of BLW were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities:
Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency
mortgage-backed securities are securities issued by
non-governmental
issuers and have no direct or indirect government guarantees of payment and are subject to various risks.
Non-agency
mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations:
Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class
 Pass-Through Securities:
Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities:
Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities:
Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income
producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests:
Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment
grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market
daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

DSU	Athenahealth, Inc.	$427,753	$427,753	$392,733	$(35,020)
	CP Iris Holdco I, Inc.	103,475	103,475	94,809	(8,666)
	Precision Medicine Group LLC	70,375	70,375	64,921	(5,454)
	Reverb Buyer, Inc.	336,748	335,077	315,112	(19,965)
	Trident TPI Holdings, Inc.	47,249	47,249	44,225	(3,024)
FRA	Athenahealth, Inc.	490,008	490,008	449,891	(40,117)
	CP Iris Holdco I, Inc.	117,872	117,872	108,000	(9,872)
	Precision Medicine Group LLC	79,851	79,851	73,663	(6,188)
	Reverb Buyer, Inc.	469,568	467,797	439,398	(28,399)
	Trident TPI Holdings, Inc.	53,674	53,674	50,239	(3,435)

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Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BLW	Athenahealth, Inc.	$222,425	$222,425	$204,215	$(18,210)
	CP Iris Holdco I, Inc.	50,902	50,902	46,639	(4,263)
	New Arclin U.S. Holding Corp.	75,553	75,176	69,547	(5,629)
	Precision Medicine Group LLC	64,734	64,733	59,717	(5,017)
	Reverb Buyer, Inc.	207,051	206,277	193,748	(12,529)
	Trident TPI Holdings, Inc.	24,144	24,144	22,598	(1,545)

TBA Commitments:
TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively.
Non-cash
collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge
or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions:
The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Borrowed Bond Agreements:
Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.
Reverse Repurchase Agreements:
Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the six months ended June 30, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Funds were as follows:

Fund Name	Average Amount Outstanding	Weighted Average Interest Rate

BKT	$138,813,748	0.45%
BLW	319,787,316	0.65
Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or

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posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge,
or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT

Counterparty	Borrowed Bonds Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/ from Counterparty	(d)

Credit Suissie AG	$866,565		$—	$(822,307)	$44,258	$—	$—	$—		$—	$—	$44,258
Deutsche Bank Securities, Inc.	—		(35,385,427)	—	(35,385,427)	—	—	35,385,427		—	35,385,427	—
HSBC Securities (USA), Inc.	—		(95,235,089)	—	(95,235,089)	—	—	95,235,089		—	95,235,089	—

	$866,565		$(130,620,516)	$(822,307)	$(130,576,258)	$—	$—	$130,620,516		$—	$130,620,516	$44,258

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $1,198 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)
Collateral, if any, with a value of $136,054,638 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

Barclays Bank PLC	$(25,350,576)	$25,350,576		$—		$—
Barclays Capital, Inc.	(58,389,696)	58,389,696		—		—
BNP Paribas S.A.	(113,626,846)	113,626,846		—		—
Credit Agricole Corporate and Investment Bank	(25,151,772)	25,151,772		—		—
Credit Suisse Securities (USA) LLC	(5,265,259)	5,265,259		—		—
HSBC Securities (USA), Inc.	(22,294,341)	22,294,341		—		—
Nomura Securities International, Inc.	(773,851)	773,851		—		—
RBC Capital Markets LLC	(40,190,872)	40,190,872		—		—
TD Securities (USA) LLC	(1,226,390)	1,226,390		—		—

	$(292,269,603)	$292,269,603		$—		$—

(a)
Collateral, if any, with a value of $327,758,189 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.
Short Sale Transactions:
In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market
to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security

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short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is
marked-to-market
daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed.
Non-deliverable
forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Options:
The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•
Swaptions — The Funds may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

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Swaps:
Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively.
Non-cash
collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge
or use cash and
non-cash
collateral it receives. A Fund generally agrees not to use
non-cash
collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance.
Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of

130	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited)  (continued)

their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA

Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities.
For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).
For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
With respect to each Fund, the Manager entered into separate sub-advisory
agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW, the Manager also entered into a separate sub-advisory
agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BSL for services they provide for that portion of each Fund for which BIL, and, with respect to BLW, BSL acts as sub-adviser,
a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.
Administration:
BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly net assets. For BKT, the Manager may reduce or discontinue this arrangement at any time without notice.
Distribution Fees:
BKT and BLW has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKT and BLW common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKT’s and BLW’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2022 amounted to $0.
Expense Waivers and Reimbursements:
With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

DSU	$688
FRA	91
BKT	2,365
BLW	1,378

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements
(unaudited)  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended June 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.
Directors and Officers:
Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
Other Transactions:
The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule
17a-7
under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

DSU	$456,617	$125,692	$4,655
BLW	2,750,638	600,425	(202,676)

7.	PURCHASES AND SALES
For the six months ended June 30, 2022, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

DSU	$—	$—	$85,246,297	$130,978,800
FRA	—	—	69,415,248	110,938,902
BKT	—	—	691,915,959	699,089,318
BLW	—	30,008,004	348,843,702	372,840,391

For the six months ended June 30, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

BKT	$300,994,273	$301,428,859
BLW	93,596,040	93,722,896

8.	INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
As of December 31, 2021, the Funds had
non-expiring
capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

DSU	$91,035,096
FRA	43,416,429
BKT	93,655,659
BLW	35,107,732

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

DSU	$772,580,917	$824,354	$(81,006,494)	$ (80,182,140)
FRA	690,593,576	501,403	(51,662,325)	(51,160,922)
BKT	522,054,386	10,076,205	(48,870,255)	(38,794,050)
BLW	851,190,543	5,363,566	(94,954,666)	(89,591,100)

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Notes to Financial Statements
(unaudited)  (continued)

9.	BANK BORROWINGS
DSU and FRA are party to a senior committed secured,
360-day
rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon
360-days
written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the following maximum commitment amounts:

Fund Name	Commitment Amounts

DSU	$340,000,000
FRA	274,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above
7-day,
30-day,
60-day
or
90-day
LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.
In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.
DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.
For the six months ended June 30, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

DSU	$255,000,000	$238,127,072	1.26%
FRA	233,000,000	215,546,961	1.26

10.	PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements
(unaudited)  (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
LIBOR Transition Risk:
The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS
DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA and BKT are authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s, BKT’s and BLW’s shares is $0.10, $0.10, $0.010 and $0.001, respectively. The Board for DSU, FRA and BLW are each authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

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Notes to Financial Statements
(unaudited)  (continued)

Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 06/30/22	Year Ended 12/31/21

DSU	3,721	14,784
BKT	11,662	104,060
BLW	—	49,148

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.
The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	FRA

	Shares	Amounts

Six Months Ended June 30, 2022	—	$—
Year Ended December 31, 2021	102,939	1,250,043

BKT and BLW have filed a prospectus with the SEC allowing it to issue an additional 25,000,000 and 10,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, BKT and BLW, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing).
As of period end, 25,000,000 and 10,000,000 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the period ended June 30, 2022, BKT and BLW did not issue any Common Shares. See Additional Information - Shelf Offering Program for additional information.

12.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

DSU	07/01/22	07/15/22	07/29/22	$0.060500
	08/01/22	08/15/22	08/31/22	0.060500
FRA	07/01/22	07/15/22	07/29/22	0.066700
	08/01/22	08/15/22	08/31/22	0.066700
BKT	07/01/22	07/15/22	07/29/22	0.029400
	08/01/22	08/15/22	08/31/22	0.029400
BLW	07/01/22	07/15/22	07/29/22	0.098100
	08/01/22	08/15/22	08/31/22	0.098100

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (“DSU”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”), BlackRock Income Trust, Inc. (“BKT”), and BlackRock Limited Duration Income Trust (“BLW” and collectively with the DSU, FRA, and BKT, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May
19-20,
2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory
agreements (the
“Sub-Advisory
Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the
“Sub-Advisors”)
and BLW. The Manager and the
Sub-Advisors
are referred to herein as “BlackRock.” The Advisory Agreements and the
Sub-Advisory
Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day
meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year,
three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment
management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out
benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised
mutual funds,
closed-end
funds, and
open-end
funds, under similar investment mandates, as applicable; (e) a review of non-management
fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out
benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund
basis. The following paragraphs provide

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
(continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end
funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment
advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BKT’s and BLW’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end
funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing
COVID-19
pandemic.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date
at a fund’s
ex-date
NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered DSU’s performance relative to DSU’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, DSU generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for DSU, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered FRA’s performance relative to FRA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, FRA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for FRA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BKT’s performance relative to BKT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BKT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BKT, and that BlackRock has explained its rationale for this belief to the Board. The Board also considered alternative measures of performance when evaluating the BKT’s performance, including a set of peer funds selected by BlackRock.
The Board reviewed and considered the BLW’s performance relative to BLW’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BLW generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BLW, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	137

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
(continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised
mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that DSU’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.
The Board noted that FRA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that BKT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.
The Board noted that BLW’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end
funds do not have fund level breakpoints because
closed-end
funds generally do not experience substantial growth after the initial public offering.
Closed-end
funds are typically priced at scale at a fund’s inception. The Board noted that although BKT and BLW may from time to time make additional share offerings pursuant to its equity shelf program, the growth of BKT and BLW’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or
“fall-out”
benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
(continued)

The Board noted the competitive nature of the
closed-end
fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end
fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end
funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end
funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end
fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end
funds; and maintaining and enhancing its
closed-end
fund website.
Conclusion
At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year
term ending June 30, 2023 , and the
Sub-Advisory
Agreements among (1) the Manager, BIL and each Fund and (2) the Manager, BRS and BLW for a one-year
term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important
or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	139

Additional Information

Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Regulation Regarding Derivatives
On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule
18f-4”).
The Funds will be required to implement and comply with Rule
18f-4
by August 19, 2022. Once implemented, Rule
18f-4
will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Environmental, Social and Governance (“ESG”) Integration
Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.
The distributions paid by a Fund for any particular month may be more or less than the amount of net investment income earned by a Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end
of a Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable
return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.
General Information
The Funds, other than BKT and BLW, do not make available copies of their Statements of Additional Information because the Funds’ shares, other than BKT and BLW, are not continuously offered, which means that the Statement of Additional Information of each Fund, other than BKT and BLW, has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
BKT’s and BLW’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling
(800)-882-0052.
The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws
that would delay or prevent a change of control of the Funds that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

140	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
(continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKT and BLW only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKT and BLW only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for BKT and BLW only, prospectuses, annual and semi-annual reports, Rule
30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form
N-PORT.
The Funds’ Forms
N-PORT
are available on the SEC’s website at
sec.gov
. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From
time-to-time,
BKT and BLW may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKT and BLW may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKT and BLW net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKT and BLW to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On June 23, 2022, BKT filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BKT are not offers to sell BKT Common Shares or solicitations of an offer to buy BKT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BKT contains important information about BKT, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BKT carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from BlackRock at
blackrock.com
.
On May 17, 2022, BLW filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BLW are not offers to sell BLW Common Shares or solicitations of an offer to buy BLW Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BLW contains important information about BLW, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BLW carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from BlackRock at
blackrock.com
.

A D D I T I O N A L I N F O R M A T I O N	141

Additional Information
(continued)

BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited
(a)
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

(a)	For BLW.
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

IO	Interest Only

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PO	Principal Only

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	143

Want to know more?
blackrock.com  |
800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEFT-BK3-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

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(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(101) Inline Interactive Data File -the instance document does not appear in the Interactive Data File because itsXBRL tags are embedded within the inline XBRL document.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: August 19, 2022

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